                                   PROSPECTUS

                                       FOR

                             VARIABLE ESTATEMAX III

   a last survivor flexible premium adjustable variable life insurance policy issued by

                     THE PENN MUTUAL LIFE INSURANCE COMPANY

                               and funded through

                       PENN MUTUAL VARIABLE LIFE ACCOUNT I

                     The Penn Mutual Life Insurance Company

                             Philadelphia, PA 19172

                                  800-523-0650

         The Policy provides life insurance on two insureds and a cash surrender value that may vary with the investment performance of one or more of the funds set forth below. These and other Policy provisions are described in this prospectus.

-------------------------------------------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.                                           MANAGER
         Money Market Fund                                        Independence Capital Management, Inc.
         Limited Maturity Bond Fund                               Independence Capital Management, Inc.
         Quality Bond Fund                                        Independence Capital Management, Inc.
         High Yield Bond Fund                                     T. Rowe Price Associates, Inc.
         Flexibly Managed Fund                                    T. Rowe Price Associates, Inc.
         Growth Equity Fund                                       Independence Capital Management, Inc.
         Large Cap Value Fund                                     Putnam Investment Management, LLC
         Index 500 Fund                                           Wells Capital Management Incorporated
         Mid Cap Growth Fund                                      Turner Investment Partners, Inc.
         Mid Cap Value Fund                                       Neuberger Berman Management Inc.
         Emerging Growth Fund                                     RS Investment Management, Inc.
         Small Cap Value Fund                                     Royce & Associates, Inc.
         International Equity Fund                                Vontobel USA Inc.
-------------------------------------------------------------------------------------------------------------------
NEUBERGER BERMAN ADVISORS MANAGEMENT TRUST                        MANAGER
         Balanced Portfolio                                       Neuberger Berman Management Inc.
-------------------------------------------------------------------------------------------------------------------
FIDELITY INVESTMENTS' VARIABLE INSURANCE PRODUCTS FUND            MANAGER
         Equity-Income Portfolio                                  Fidelity Management & Research Company
         Growth Portfolio                                         Fidelity Management & Research Company
-------------------------------------------------------------------------------------------------------------------
FIDELITY INVESTMENTS' VARIABLE INSURANCE PRODUCTS FUND II         MANAGER
         Asset Manager Portfolio                                  Fidelity Management & Research Company
-------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY'S THE UNIVERSAL INSTITUTIONAL FUNDS, INC.          MANAGER
         Emerging Markets Equity (International) Portfolio        Morgan Stanley Asset Management
-------------------------------------------------------------------------------------------------------------------

       PLEASE NOTE THAT THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS
         NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO
                       THE CONTRARY IS A CRIMINAL OFFENSE.


                                 August 1, 2001

                        GUIDE TO READING THIS PROSPECTUS

         This prospectus contains information that you should know before you buy the Policy or exercise any of your rights under the Policy. The purpose of this prospectus is to provide information on the essential features and provisions of the Policy and the investment options available under the Policy. Your rights and obligations under the Policy are determined by the language of the Policy itself. When you receive your Policy, read it carefully.

         The prospectus is arranged as follows:

         o The first section is called "Basic Information". It is in a question and answer format. We suggest you read the Basic Information section before reading any other section of the prospectus.

         o The next section is the "Additional Information" section. It gives additional information about The Penn Mutual Life Insurance Company ("Penn Mutual"), Penn Mutual Variable Life Account I and the Policy. It generally does not repeat information that is in the Basic Information section. A table of contents for the Additional Information section appears on page 24.

         o The financial statements for Penn Mutual and Penn Mutual Variable Life Account I follow the Additional Information section. They start on page 38.

         o Appendices A through D are after the financial statements. The Appendices are referred to in the Basic Information section. They provide specific information and examples to help understand how the Policy works.


                                   **********

         THE PROSPECTUSES OF THE FUNDS THAT ACCOMPANY THIS PROSPECTUS CONTAIN IMPORTANT INFORMATION THAT YOU SHOULD KNOW ABOUT THE INVESTMENTS THAT MAY BE MADE UNDER THE POLICY. YOU SHOULD READ THE RELEVANT PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST.

                                BASIC INFORMATION

         This part of the prospectus provides answers to basic questions that may be asked about the Policy. Here are the page numbers where the questions and answers appear.

Question                                                                    Page
--------                                                                    ----

What Is the Policy?..........................................................  4

Who Owns the Policy?.........................................................  4

What Payments Must Be Made Under the Policy?.................................  5

How Will the Value of the Policy Change Over Time?...........................  7

What Are the Fees and Charges Under the Policy?..............................  7

What Are the Supplemental Benefit Riders That I May Obtain with My Policy?... 11

What are the Fees and Expenses Paid by the Investment Funds?................. 13

Are There Other Charges That Penn Mutual Could Deduct in the Future?......... 15

How Can I Change My Policy's Investment Allocations?......................... 16

What Is a Policy Loan?....................................................... 17

How Can I Withdraw Money from My Policy?..................................... 17

What Is the Timing of Transactions Under the Policy?......................... 18

How Much Life Insurance Coverage Does the Policy Provide?.................... 19

Can I Change Insurance Coverage Under My Policy?............................. 20

Do I Have the Right to Cancel My Policy?..................................... 21

Can I Choose Different Payout Options Under My Policy?....................... 22

How Is the Policy Treated for Federal Income Tax Purposes?................... 22

How Do I Communicate With Penn Mutual?....................................... 22

How Does Penn Mutual Communicate With Me?.................................... 23

WHAT IS THE POLICY?

         The Policy provides life insurance on two persons. It is called a "last survivor" Policy because no insurance proceeds ("death benefit") are payable until the death of the second of two insureds (the "last surviving insured"). The value of your Policy will increase or decrease based upon the performance of the investment options you choose. The death benefit may also increase or decrease based on investment performance. In addition, the Policy allows you to allocate a part of your policy value to a fixed interest option where the value will accumulate interest.

         While at least one of the two insured persons is alive, you will have several options under the Policy. Here are some major ones:

         o   Determine when and how much you pay to us under the Policy

         o Determine when and how much to allocate your policy value to investment options

         o   Borrow from your Policy

         o   Change the beneficiary who will receive the death benefit

         o   Change the amount of insurance protection

         o   Change the death benefit option you have selected under your Policy

         o Surrender or partially surrender your Policy for all or part of its net cash surrender value

         o Choose the form in which you would like the death benefit or other proceeds paid out from your Policy

         Most of these options are subject to limits that are explained later in this prospectus.

         If you want to purchase a Policy, you must complete an application and submit it to one of our authorized agents. We require satisfactory evidence of insurability, which may include a medical examination of each or one of the proposed insureds. We evaluate the information provided in accordance with our underwriting rules and then decide whether to accept or not accept the application.


         The maturity date of your Policy is the policy anniversary nearest the younger insured's 100th birthday. If the Policy is still in force on the maturity date, a maturity benefit will be paid to you. The maturity benefit is equal to the policy value less any policy loan on the maturity date. Upon the written request of the owner, this policy will continue in force beyond the maturity date. Thereafter, the death benefit will be the net policy value.


WHO OWNS THE POLICY?

         You decide who owns the Policy when you apply for it. The owner of the Policy is the person who can exercise most of the rights under the Policy, such as the right to choose the death benefit option, the beneficiary, the investment options, and the right to surrender the Policy. Whenever we have used the term "you" in this prospectus, we have assumed that the reader is the owner or the person who has whatever right or privilege we are discussing.

WHAT PAYMENTS MUST BE MADE UNDER THE POLICY?

PREMIUM PAYMENTS


         Amounts you pay to us under your Policy are called "premiums" or "premium payments." The amount we require as your first premium depends on a number of factors, such as age, gender, rate classification, the amount of insurance specified in the application, and any supplemental benefits. Within limits, you can make premium payments when you wish. That is why the Policy is called a "flexible premium" Policy.


         Additional premiums may be paid in any amount and at any time. A premium must be at least $25. We may require satisfactory evidence of insurability before accepting any premium which increases our net amount of risk.

         We reserve the right to limit total premiums paid in a policy year to the planned premiums you select in your application. If you have chosen to qualify your Policy as life insurance under the Guideline Premium/Cash Value Corridor Test of the Internal Revenue Code, federal tax law limits the amount of premium payment you may make in relation to the amount of life insurance provided under the Policy. We will not accept or retain a premium payment that exceeds the maximum permitted under federal tax law.

         If you make a premium payment that exceeds certain other limits imposed under federal tax law, your Policy could become a "modified endowment policy" under the Code and you could incur a penalty on amounts you take out of your policy. We will monitor the Policy and will attempt to notify you on a timely basis if you are about to exceed this limit and if the Policy is in jeopardy of becoming a "modified endowment contract" under the Code. See HOW IS THIS POLICY TREATED FOR FEDERAL INCOME TAX PURPOSES? below.

PLANNED PREMIUMS

         The Policy Specifications page of your Policy will show the "planned premium" for the Policy. You choose this amount in the Policy application. We will send a premium reminder notice to you based upon the planned premium that you specified in your application. You also chose in your application how often to pay planned premiums -- annually, semi-annually, quarterly or monthly. You are not required to pay the planned premium as long as your Policy has sufficient net cash surrender value to pay Policy charges. You need only pay enough premium to maintain net cash surrender value sufficient to pay Policy charges. See FIVE YEAR NO-LAPSE FEATURE AND LAPSE AND REINSTATEMENT below.

WAYS TO PAY PREMIUMS

         If you pay premiums by check, it must be drawn on a U.S. bank in U.S. dollars and made payable to The Penn Mutual Life Insurance Company. Premiums after the first must be sent to our office.

         We will also accept premiums:

         o   by wire or by exchange from another insurance company,

         o via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or

         o if we agree to it, through a salary deduction plan with your employer.

         You can obtain information on these other methods of premium payment by contacting your Penn Mutual representative or by contacting our office.

FIVE YEAR NO-LAPSE FEATURE

         Your Policy will remain in force during the first five policy years, regardless of investment performance and your net cash surrender value, if:

         (a) The total premiums you have paid, less any partial surrenders you made equals or exceeds

         (b) The monthly "no-lapse premium" specified in your Policy, multiplied by the number of months the Policy has been in force.

         If you increase the specified amount of insurance under your Policy during the first five policy years, we will extend the five-year no lapse provision to five years after the effective date of the increase.

         The monthly "no-lapse premium" will generally be less than the monthly equivalent of the planned premium you specified.

         The five year no-lapse feature will not apply if the amount borrowed under your Policy results in excessive indebtedness. See WHAT IS A POLICY LOAN? later in this section.

LAPSE AND REINSTATEMENT

         If the net cash surrender value of your Policy is not sufficient to pay Policy charges, and the five-year no-lapse feature is not in effect, we will notify you of how much premium you will need to pay to keep the Policy in force. You will have a 61 day "grace period" from the date we notify you to make that payment. If you don't pay at least the required amount by the end of the grace period, your Policy will terminate (i.e., lapse). All coverage under the Policy will then cease.

         If the last survivor dies during the grace period, we will pay the death benefit to your beneficiary less any unpaid Policy charges and outstanding policy loan.

         If the Policy terminates, you can reinstate it within five years from the beginning of the grace period if both insureds are alive or if one of the insureds died prior to the lapse. You will have to provide evidence that the insured person (or persons, if both insureds are living) still meets our requirements for issuing insurance. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the Policy.

PREMIUMS UPON AN INCREASE IN THE SPECIFIED AMOUNT

         If you increase the specified amount of insurance, you may wish to pay an additional premium or make a change in planned premiums. See CHANGES IN THE SPECIFIED AMOUNT OF INSURANCE later in this section. We will notify you if an additional premium or a charge in planned premium is necessary.

HOW WILL THE VALUE OF THE POLICY CHANGE OVER TIME?

         From each premium payment you make, we deduct a premium charge. We allocate the rest to the investment options you have selected (except, in some states, for the first premium payment which will be invested in the Penn Series Money Market Fund during the free look period of time).

         Your policy value, which is allocated (or transferred) to the variable investment options, will vary with the investment performance of the underlying investment funds.

         The amount you allocate to the fixed interest option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 3%. The current declared rate will appear in the annual statement we will send to you. If you want to know what the current declared rate is, simply call or write to us. Amounts you allocate to the fixed interest option will not be subject to the mortality and expense risk asset charge described later in this section. Your policy value will be affected by deductions we make from your Policy for policy charges.

         At any time, your policy value is equal to:

         o   the net premiums you have paid,

         o plus or minus the investment results of the policy value allocated or transferred to the variable investment options,

         o plus interest credited to the amount of your policy value allocated or transferred to the fixed interest option

         o   minus policy charges we deduct, and

         o   minus partial surrenders you have made.

         If you borrow money under your Policy, other factors affect your policy value. See WHAT IS A POLICY LOAN? described later in this section.

         For more information on policy values and the variable and fixed investment options, see also the ADDITIONAL INFORMATION section of this prospectus.

WHAT ARE THE FEES AND CHARGES UNDER THE POLICY?

PREMIUM CHARGE

         o In the first policy year, we currently deduct 20% of the amount of premium payments which do not exceed the maximum surrender charge premium and 4% of the amount of premium payments above the maximum surrender charge premium, before they are allocated to the investment options. The maximum surrender charge premium is calculated for each Policy and is stated in the Policy, and, for any Policy we issue, can not exceed $50.00 per $1,000 of insurance specified in the Policy. The premium charge deduction consists of 2.5% to cover state and federal premium taxes and the remaining amount to partially compensate us for the expense of selling and distributing the Policies. For premiums received after the first policy year, we will deduct 4% of premium payments on both a current and a guaranteed basis. This will consist of 2.5% to cover state and federal premium taxes and 1.5% to partially compensate us for the expense of selling and distributing the Policies. For Policies issued in states other than New York we may increase the charge on premium payments received in the first policy year which do not exceed the maximum surrender charge premium, but to not more than 30% of such payments. We will notify you in advance if we change our current rates.

MONTHLY DEDUCTIONS

         o Insurance Charge - A monthly charge for the cost of insurance protection. The amount of insurance risk we assume varies from Policy to Policy and from month to month. The insurance charge therefore also varies. To determine the charge for a particular month, we multiply the amount of insurance for which we are at risk by a cost of insurance rate based upon an actuarial table. The table in your Policy will show the maximum cost of insurance rates that we can charge. The cost of insurance rates that we currently apply are generally less than the maximum rates shown in your Policy. The table of rates we use will vary by issue age and length of time the Policy has been in effect and the insurance risk characteristics. We place insureds in a rate class when we issue the Policy, based on our examination of information bearing on insurance risk. We currently place people we insure in the following rate classes: a tobacco or nontobacco standard rate class, a preferred underwriting class (tobacco or nontobacco), or a rate class involving a higher mortality risk (a "substandard class"). Regardless of the table used, cost of insurance rates generally increase each year that you own your Policy, as the insureds' attained ages increase. The charge is deducted pro-rata from your variable investment and fixed interest accounts.

         o Administrative Charge - A maximum monthly charge to help cover our administrative costs. This charge is equal to a flat dollar charge of $50 in the first policy year and $15 thereafter. Administrative expenses relate to premium billing and collection, recordkeeping, processing of death benefit claims, policy loans and Policy changes, reporting and overhead costs, processing applications and establishing Policy records. We do not anticipate making any profit from this charge. The charge is deducted pro-rata from your variable investment and fixed interest accounts.

         o Mortality and Expense Risk Charges - A monthly charge to cover mortality and expense risks. The mortality risk we assume is the risk that the persons we insure may die sooner than anticipated and that Penn Mutual will pay an aggregate amount of death benefits greater than anticipated. The expense risk we assume is the risk that expenses incurred in issuing and administering the policies and the Separate Account will exceed the amount we charge for administration. We will notify you in advance if we change our current rates. We may realize a profit from this charge, and if we do, it will be added to our surplus.

             This charge has two parts:

             (1) Mortality and Expense Risk Face Amount Charge. For the first
                 120 months after the policy date, a charge based on the initial specified amount of insurance that varies with the issue age of the insured, and for the first 120 months after an increase in the specified amount, a charge based on the increase that varies with the age of the insured on the effective date of the increase. Sample current and guaranteed maximum rates for the face amount component are shown in Appendix A. Guaranteed maximum rates range from 0.14 to 0.39, depending on issue ages of the insureds.

             (2) Mortality and Expense Risk Asset Value Charge. We deduct a monthly charge from your policy value that is allocated to the variable investment options. The charge does not apply to the fixed interest option. The current charge is equivalent to an annual effective rate of .60% for the first ten policy years and an annual rate of .05% of the policy value thereafter. The guaranteed charge is equivalent to an annual effective rate of .90% of the policy value for the first ten policy years and an annual effective rate of .35% of the policy value thereafter.

             For Policies issued in the State of Maryland, these charges are labeled as (1) Monthly (per $1,000) Specified Amount Expense Charge and (2) Monthly Policy Value Expense Charge.

         o Optional Supplemental Benefit Charges - Monthly charges for any optional supplemental insurance benefits that are added to the Policy by means of a rider. We will notify you in advance if we change our current rates. We may realize a profit from this charge, and if we do, it will be added to our surplus.

TRANSFER CHARGE

         We reserve the right to impose a $10 transfer charge on any transfer of policy value among the variable investment options and/or fixed interest option in excess of the 12 transfers each policy year. We will notify you before imposing the charge. We will not impose a charge on any transfer made under dollar cost averaging or asset rebalancing. No transfer charge will be made if the specified amount of insurance exceeds $4,999,999.

SURRENDER CHARGE

         If you surrender your Policy during the first 14 policy years, we will deduct a surrender charge in calculating the surrender proceeds payable. The surrender charge is equal to (d) multiplied by 90% of the minimum of (a), (b), and (c), where:

         (a) = $25.00 per thousand of specified amount;

         (b) = the total premiums paid in the first policy year;

         (c) = the maximum surrender charge premium (which is an amount calculated separately for each policy);

         (d) = the applicable surrender factor for the policy year during which the surrender is made (see table below).

         With respect to a surrender within the first 14 policy years of an increase in the specified amount of insurance under your Policy, the surrender charge is equal to (d) multiplied by 90% of the minimum of (a), (b), and (c), where:

         (a) = $25.00 per thousand of the specified amount of the increase;

         (b) = the total premiums paid in the first twelve months following the effective date of the increase;

         (c) = the maximum surrender charge premium at the effective date of the increase (which is an amount calculated separately for each policy); and

         (d) = the applicable surrender factor from the table below, assuming for this purpose only that the first policy year commences with the policy year in which the increase in specified amount becomes effective.

                                                                             SURRENDER FACTOR
              SURRENDER DURING POLICY YEAR                                APPLIED TO (C) IN FORMULA
--------------------------------------------------------------------------------------------------------------------
                          1st                                                      1.00
--------------------------------------------------------------------------------------------------------------------
                          2nd                                                       .90
--------------------------------------------------------------------------------------------------------------------
                          3rd                                                       .83
--------------------------------------------------------------------------------------------------------------------
                          4th                                                       .76
--------------------------------------------------------------------------------------------------------------------
                          5th                                                       .69
--------------------------------------------------------------------------------------------------------------------
                          6th                                                       .62
--------------------------------------------------------------------------------------------------------------------
                          7th                                                       .55
--------------------------------------------------------------------------------------------------------------------
                          8th                                                       .48
--------------------------------------------------------------------------------------------------------------------
                          9th                                                       .41
--------------------------------------------------------------------------------------------------------------------
                          10th                                                      .34
--------------------------------------------------------------------------------------------------------------------
                          11th                                                      .27
--------------------------------------------------------------------------------------------------------------------
                          12th                                                      .20
--------------------------------------------------------------------------------------------------------------------
                          13th                                                      .13
--------------------------------------------------------------------------------------------------------------------
                          14th                                                      .06
--------------------------------------------------------------------------------------------------------------------
                     15th and later                                                 .0
--------------------------------------------------------------------------------------------------------------------


         The maximum surrender charge that may be deducted on surrender of a Policy is $22.50 per $1,000 of insurance specified in the Policy.

         The surrender charge consists of a sales charge component and an administrative charge component. The sales charge component is to reimburse us for some of the expenses incurred in the distribution of the Policies. The sales charge component, together with the sales charge component of the premium charge, may be insufficient to recover distribution expenses related to the sale of the Policies. Our unrecovered sales expenses are paid for from our surplus.

         The administrative charge component of the surrender charge covers administrative expenses associated with underwriting and issuing the Policy, including the costs of processing applications, conducting medical exams, determining insurability and the insureds' rate class, and creating and maintaining Policy records, as well as the administrative costs of processing surrender requests. We do not anticipate making any profit on the administrative charge component of the surrender charge.

PARTIAL SURRENDER CHARGE

         If you partially surrender your Policy, we will deduct the lesser of $25 or 2% of the amount surrendered. The charge will be deducted from the available net cash surrender value and will be considered part of the partial surrender. We also do not anticipate making a profit on this charge.

WHAT ARE THE SUPPLEMENTAL BENEFIT RIDERS THAT I MAY OBTAIN WITH MY POLICY?

         We offer supplemental benefit riders that may be added to your Policy. If any of the riders are added to your Policy, monthly charges for the supplemental benefits may be deducted from your policy value as part of the monthly deduction. The benefits provided under a rider are governed by the provisions of the rider and applicable provisions of the Policy.

FLEXIBLE PERIOD SINGLE LIFE SUPPLEMENTAL TERM INSURANCE AGREEMENT -- This rider provides term insurance coverage on one of the insureds for a specified period of time. The rider can be placed in force on each insured. Under this rider, we will deduct the cost of insurance charges from the cash value of the Policy and a separate charge of $0.10 per $1,000 of specified amount during the first twelve months of the rider. If the specified amount of insurance has increased within the past year, we will deduct a charge of $.10 per $1,000 of the increased specified amount. The cost of insurance rates are based on the age, gender, and rate class of the insured.

POLICY SPLIT OPTION AGREEMENT -- This rider permits the Policy to be split into two individual universal life policies upon the occurrence of either of the following events:

         o   issuance of a final divorce decree relating to the two insureds, or

         o a change in federal estate tax law that results in the inability to defer estate taxes until the death of the last surviving Insured.

Each Insured must submit evidence of insurability satisfactory to the Company to exchange the Policy for two individual life insurance policies. There is no charge for the rider.

ESTATE GROWTH AGREEMENT - AUTOMATIC INCREASES IN SPECIFIED AMOUNT -- This rider provides for automatic annual increases of 3% or 6% of the initial specified amount of insurance up to the earlier of:

         o the policy anniversary nearest the younger insured's 80th birthday, and

         o the total Specified Amount of the Policy is equal to two times the original Specified Amount, plus the amount of the Supplemental Term Insurance Agreement (if applicable), plus any underwritten increases.

Cost of insurance charges will be applied to the increased amounts of coverage under the rider.

CHANGE OF INSURED -- permits a change in one insured so long as the new insured has the same insurable relationship to the remaining insured as did the insured being replaced. The new insured must submit evidence of insurability that is satisfactory to the Company.

GUARANTEED CONTINUATION OF POLICY -- This rider provides that the insurance provided under the Policy will not lapse even if the cash surrender value of the Policy goes to zero, as long as the sum of the gross premiums paid less the sum of partial withdrawals, policy loans and unpaid interest is equal to or exceeds the "total guaranteed continuation of policy premium." The "total guaranteed continuation of policy premium" varies by the issue ages, genders, and rate classes of the insureds as well as any other policy benefits chosen. While the rider is in force, the allocation or transfer of amounts to variable investment options may be restricted. The monthly charge for the rider is $0.01 per $1,000 of the specified amount of insurance in the Policy.

GUARANTEED OPTION TO EXTEND MATURITY DATE -- This rider provides the owner of the Policy with option to continue the insurance past the maturity date stated in the Policy without evidence of insurability. During the maturity extension period, new policy loans will not be made and premium payments will not be accepted unless required to prevent lapse. Although the rider extends the maturity date of the Policy, it does not extend the maturity or termination date of other agreements and riders attached to the Policy (other than the Supplemental Term Insurance Agreement). The cost of insurance charges for the rider are based on the attained age and rate class of the younger insured. The cost of insurance rates for the rider combined with the cost of insurance rates in the Policy will not exceed the rates shown in the Additional Policy Specifications section of the Policy.


RETURN OF PREMIUM SUPPLEMENTAL TERM INSURANCE -- This rider provides term insurance equivalent to the sum of all premiums paid under the Policy up to the most recent monthly anniversary. The cost of insurance charges for the rider include the cost of insurance charges for the term insurance provided under the rider. The cost of insurance rates for the rider are based on the age, gender and rate class of the insureds. The rates will not exceed the rates shown for the rider in the Additional Policy Specifications section of the Policy.

ESTATE PRESERVATION SUPPLEMENTAL TERM INSURANCE AGREEMENT -- This rider provides additional death benefit payable on the death of the last surviving insured if the death occurs during the first four Policy years. The cost of insurance rates for the rider are based on the age, gender and rate class of the insureds. The rates will not exceed the rates shown for the rider in the Additional Policy Specifications section of the Policy.


SUPPLEMENTAL TERM INSURANCE AGREEMENT -- This rider adds last survivor term insurance to the death benefit provided under the Policy. The rider modifies the death benefit options as provided in the Policy as follows:

         Option 1: The death benefit is the greater of (a) the sum of the amount of insurance specified in the Policy and the amount of term insurance added by the rider or (b) the "applicable percentage" of the policy value on the date of death of the last insured to die.

         Option 2: The death benefit is the greater of (a) the sum of the amount of insurance specified in the Policy, the amount of term insurance added by the rider, and the policy value on the date of death of the last insured to die or (b) the "applicable percentage" of the policy value on the date of death of the last insured to die.

         Additional information on the death benefit options appears later in this section under HOW MUCH LIFE INSURANCE DOES THE POLICY PROVIDE?

         The amount of term insurance added by the rider may, upon written application and receipt by us of satisfactory evidence of insurability, be increased for a minimum of $10,000.

         The monthly deductions under the Policy may include a mortality and expense risk face amount charge (monthly per $1,000 of specified amount charge for Policies issued in Maryland) applied to the amount of term insurance added to the Policy by this rider. We are not currently applying the charge to term insurance added by the rider, but may do so in the future. If a mortality and expense risk face amount charge (monthly per $1,000 of specified amount charge for Policies issued in Maryland) is applied to term insurance added by the rider, it will not exceed the charges shown in the Additional Policy Specifications in the Policy. Guaranteed maximum mortality and expense risk face amount charges (monthly per $1,000 of specified amount charge for Policies issued in Maryland) for term insurance added by the rider are shown in Appendix B.

         The monthly deductions under the Policy will include a cost of insurance charge for the term insurance added by the rider. The cost of insurance rates for the term insurance will not exceed those shown for the rider in the Additional Policy Specifications in the Policy.

         It may be to your economic advantage to add life insurance protection to the Policy through the rider. The total current charges that you pay for your total insurance protection will be less with the inclusion of term insurance added by the rider. It should be noted, however, that the guaranteed maximum charges under the Policy will be higher with a portion of the insurance added by the rider than they would be if the total amount of insurance were provided under the base Policy.

         Additional rules and limits apply to these supplemental benefits. All supplemental benefits may not be available in your state. Please ask your authorized Penn Mutual representative for further information or contact our office.

WHAT ARE THE FEES AND EXPENSES PAID BY THE INVESTMENT FUNDS?

         The following tables show the fees and expenses paid by the investment funds.

PENN SERIES FUNDS, INC.
UNDERLYING FUND ANNUAL EXPENSES (AS A % OF PORTFOLIO AVERAGE NET ASSETS)


                                                                  TOTAL
                               MANAGEMENT           OTHER          FUND
                                  FEES             EXPENSES      EXPENSES
                                  ----             --------      --------
Money Market................      0.26%             0.32%         0.58%
------------------------------------------------------------------------------

Limited Maturity Bond.......      0.30%             0.41%         0.71%
------------------------------------------------------------------------------

Quality Bond................      0.37%             0.31%         0.68%
------------------------------------------------------------------------------

High Yield Bond (before
contractual fee waivers)....      0.52%             0.39%         0.91%
High Yield Bond (after
contractual fee waivers)....      0.50%             0.37%         0.87%
------------------------------------------------------------------------------

Flexibly Managed............      0.57%             0.26%         0.83%
------------------------------------------------------------------------------

Growth Equity...............      0.57%             0.27%         0.84%
------------------------------------------------------------------------------

Large Cap Value.............      0.57%             0.27%         0.84%
------------------------------------------------------------------------------

Index 500 (1) ..............      0.07%             0.30%         0.37%
------------------------------------------------------------------------------

Mid Cap Growth (before
contractual fee waivers)....      0.70%             0.37%         1.07%
Mid Cap Growth (after
contractual fee waivers)....      0.70%             0.30%         1.00%
------------------------------------------------------------------------------

Mid Cap Value...............      0.55%             0.35%         0.90%
------------------------------------------------------------------------------

                                                                  TOTAL
                                 MANAGEMENT         OTHER          FUND
                                    FEES           EXPENSES      EXPENSES
                                    ----           --------      --------
Emerging Growth.............        0.72%           0.29%         1.01%
------------------------------------------------------------------------------

Small Cap Value (before
contractual fee waivers)....        0.79%           0.30%         1.09%
Small Cap Value (after
contractual fee waivers)....        0.75%           0.30%         1.05%
------------------------------------------------------------------------------

International Equity........        0.82%           0.34%         1.16%
------------------------------------------------------------------------------

--------------

THE EXPENSES ARE FOR THE LAST FISCAL YEAR.
(1) THE TOTAL EXPENSES FOR THE INDEX 500 FUND AFTER VOLUNTARY FEE WAIVER OF 0.12% BY THE FUND'S ADMINISTRATOR ARE 0.25%. THIS WAIVER IS VOLUNTARY AND, WHILE IT IS EXPECTED TO CONTINUE FOR THE FORESEEABLE FUTURE, IT CAN BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST (A)
UNDERLYING FUND ANNUAL EXPENSES (AS A % OF PORTFOLIO AVERAGE NET ASSETS)

                             MANAGEMENT,
                            ADVISORY AND
                           ADMINISTRATION           OTHER      TOTAL FUND
                                FEES               EXPENSES     EXPENSES
                                ----               --------     --------

Balanced................        0.85%               0.14%         0.99%

--------------------------------------------------------------------------------

FIDELITY INVESTMENTS' VARIABLE INSURANCE PRODUCTS FUND (A)
UNDERLYING FUND ANNUAL EXPENSES (AS A % OF PORTFOLIO AVERAGE NET ASSETS)


                              MANAGEMENT            OTHER      TOTAL FUND
                                 FEE               EXPENSES     EXPENSES
                                 ---               --------     --------
Equity-Income............       0.48%               0.08%         0.56%
Growth...................       0.57%               0.08%         0.65%

------------

(A) THESE EXPENSES ARE FOR THE LAST FISCAL YEAR. ACTUAL ANNUAL CLASS OPERATING EXPENSES WERE LOWER BECAUSE A PORTION OF THE BROKERAGE COMMISSIONS THAT THE FUND PAID WAS USED TO REDUCE THE FUND'S EXPENSES. IN ADDITION THROUGH ARRANGEMENT'S WITH THE FUND'S CUSTODIAN, CREDITS REALIZED AS A RESULT OF UNINVESTED CASH BALANCES ARE USED TO REDUCE A PORTION OF THE FUND'S CUSTODIAN EXPENSES. THESE OFFSETS MAY BE DISCONTINUED AT ANY TIME. THE NET TOTAL OPERATING EXPENSES FOR THE EQUITY-INCOME AND GROWTH PORTFOLIOS WERE 0.55% AND 0.64%, RESPECTIVELY.
--------------------------------------------------------------------------------

FIDELITY INVESTMENTS' VARIABLE INSURANCE PRODUCTS FUND II (A)
UNDERLYING FUND ANNUAL EXPENSES (AS A % OF PORTFOLIO AVERAGE NET ASSETS)

                                                                  MANAGEMENT              OTHER         TOTAL FUND
                                                                     FEE                EXPENSES         EXPENSES
                                                                  ----------            --------        ----------
Asset Manager ...............................................        0.53%                0.08%            0.61%

--------------

(A) THE EXPENSES PRESENTED ARE FOR THE LAST FISCAL YEAR.

--------------------------------------------------------------------------------

MORGAN STANLEY'S THE UNIVERSAL INSTITUTIONAL FUNDS, INC.(a)

UNDERLYING FUND ANNUAL EXPENSES (AS A % OF PORTFOLIO AVERAGE NET ASSETS)

                                                                  MANAGEMENT              OTHER         TOTAL FUND
                                                                     FEE                EXPENSES         EXPENSES
                                                                  ----------            --------        ----------
Emerging Markets Equity (International)......................        1.25%                0.71%            1.96%

-------------


(a) THE TOTAL EXPENSES FOR THE EMERGING MARKETS EQUITY (INTERNATIONAL) FUND AFTER A VOLUNTARY FEE WAIVER OF 0.21% BY THE FUND'S ADVISER ARE 1.75%. THE ADVISER MAY TERMINATE THIS VOLUNTARY WAIVER AT ANY TIME AT ITS SOLE DISCRETION.


--------------------------------------------------------------------------------

ARE THERE OTHER CHARGES THAT PENN MUTUAL COULD DEDUCT IN THE FUTURE?

         We currently make no charge against policy values to pay federal income taxes on investment gains. However, we reserve the right to do so in the event there is a change in the tax laws. We currently do not expect that any such charge will be necessary.

         Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to make such deductions for such taxes.

HOW CAN I CHANGE MY POLICY'S INVESTMENT ALLOCATIONS?

FUTURE PREMIUM PAYMENTS

         You may change the investment allocation for future premium payments at any time. You make your original allocation in the application for your Policy. The percentages you select for allocating premium payments must be in whole numbers and must equal 100% in total.

TRANSFERS AMONG EXISTING INVESTMENT OPTIONS

         You may also transfer amounts from one investment option to another, and to and from the fixed interest option. To do so, you must tell us how much to transfer, either as a percentage or as a specific dollar amount. Transfers are subject to the following conditions:

         o the minimum amount that may be transferred is $250 (or the amount held under the investment options from which you are making the transfer, if less);

         o if less than the full amount held under an investment option is transferred, the amount remaining under the investment option must be at least $250;

         o   we may defer transfers under certain conditions;

         o   transfers may not be made during the free look period;

         o transfers may be made from the fixed interest option only during the 30 day period following the end of each policy year;

         o the maximum amount that may be transferred out of the fixed interest option each year is limited to the greater of $5,000 or 25% of the accumulated value of the fixed interest option;

         o the amount that may be transferred excludes any amount held in the policy loan account.

         The Policy is not designed for individuals and professional market timing organizations that use programmed and frequent transfers among investment options. We therefore may restrict market timing when we believe it is in the interest of all of our Policy holders to do so.

DOLLAR COST AVERAGING

         This is a program of automatic monthly transfers out of the money market variable investment option into one or more of the other investment options and to the fixed interest option. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. The success of this strategy depends on market trends. The program allows owners to take advantage of investment fluctuations, but does not assume a profit or protect against lows in a declining market. To begin the program, the planned premium for the year must be $600 and the amount transferred each month must be at least $50. You may discontinue the program at any time.

ASSET REBALANCING

         This is a program that automatically reallocates your policy value among the variable investment options in accordance with the proportions you originally specified. Over time, variations in investment results will change the allocation percentage. On a quarterly basis, the rebalancing program will periodically transfer your policy value among the variable investment options to reestablish the percentages you had chosen. Rebalancing can result in transferring amounts from a variable investment option with relatively higher investment performance to one with relatively lower investment performance. The minimum policy value to start the program is $1,000. If you also have a dollar cost averaging program in effect, the portion of your policy value invested in the Money Market Fund may not be included in the Rebalancing Program. You may discontinue the program at any time.

WHAT IS A POLICY LOAN?

         You may borrow up to 95% of your cash surrender value. The minimum amount you may borrow is $250.

         Interest charged on a policy loan is 4.0% and is payable at the end of each policy year. If interest is not paid when due, it is added to the loan. A policy loan does not reduce your policy value. An amount equivalent to the loan is withdrawn from the investment options and the fixed interest option on a prorated basis (unless you designate a different withdrawal allocation when you request the loan) and is transferred to a special loan account. Amounts withdrawn from the investment options cease to participate in the investment experience of the options. The special loan account is guaranteed to earn interest at 3.0% during the first ten policy years and 3.75% thereafter. On a current basis, the special loan account will earn interest at 3.0% during the first ten policy years and 4.0% thereafter.

         You may repay all or part of a loan at any time. Upon repayment, an amount equal to the repayment will be transferred from the special loan account to the investment options you specify. If you do not specify the allocation for the repayment, the amount will be allocated in accordance with your current standing allocation instructions.

         If your Policy lapses (see WHAT PAYMENTS MUST BE PAID UNDER THE POLICY?) and you have a loan outstanding under the Policy, you may have to pay federal income tax on the amount of the loan to the extent there is gain in the Policy. See FEDERAL INCOME TAX CONSIDERATIONS in the Additional Information section of this prospectus.

         The amount of any loan outstanding under your Policy on the death of the last insured to die will reduce the amount of the death benefit by the amount of such loan.

         If you want a payment to us to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments.

HOW CAN I WITHDRAW MONEY FROM MY POLICY?

FULL SURRENDER

         You may surrender your Policy in full at any time. If you do, we will pay you the policy value, less any policy loan outstanding and less any surrender charge that then applies. This is called your "net cash surrender value." You must return your Policy when you request a full surrender.

PARTIAL SURRENDER

         You may partially surrender your Policy for net cash surrender value, subject to the following conditions:

         o the net cash surrender value remaining in the Policy after the partial surrender must exceed $1,000;

         o   No more than four partial surrenders may be made in a policy year;

         o   each partial surrender must be at least $250;

         o a partial surrender may not be made from an investment option if the amount remaining under the option is less than $250;

         o the partial surrender may not reduce the specified amount of insurance under your Policy to less than $200,000.

         If you elected the Option 1 insurance coverage (see HOW MUCH LIFE INSURANCE COVERAGE DOES MY POLICY PROVIDE? below), a partial surrender will reduce your specific amount of insurance.

WHAT IS THE TIMING OF TRANSACTIONS UNDER THE POLICY?

         We will ordinarily pay any death benefit, loan proceeds or partial or full surrender proceeds, and will make transfers among the investment options and the fixed interest option, within seven days after receipt at our office of all the documents required for completion of the transaction. Other than the death benefit, which is determined as of the date of death, transactions will be based on values computed at the end of the valuation period in which we receive all required instructions and necessary documentation. A valuation period is the period commencing with the close of the New York Stock Exchange (NYSE) (4:00 PM
ET) and ending at the close of the next succeeding business day of the NYSE. Therefore, instructions received after the close of business of the NYSE will be valued based on the close of the next NYSE business day.

         A planned premium and an unplanned premium which does not require evaluation of additional insurance risk will be credited to the Policy and the net premium will be allocated to the designated investment options based on values at the end of the valuation period in which we receive the premium.

         Any premium requiring evaluation of additional insurance risk will be allocated to the Penn Series Money Market investment option until our evaluation of risk and administrative work has been completed and the premium has been accepted. When accepted, the net premium will be allocated to the investment options you have designated.

         We may defer making a payment or transfer from a variable account investment option if (1) the disposal or valuation of the Separate Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or (2) the SEC by order permits postponement of payment to protect our Policy owners.

         We may also defer making a payment or transfer from the fixed interest option for up to six months from the date we receive the written request. However, we will not defer payment of a partial surrender or policy loan requested to pay a premium due on a Penn Mutual Policy. If a payment from the fixed interest option is deferred for 30 days or more, it will bear interest at a rate of 3% per year compounded annually while it is deferred.

HOW MUCH LIFE INSURANCE COVERAGE DOES THE POLICY PROVIDE?

         In your application for the Policy, you will tell us how much life insurance coverage you want on the lives of the two persons to be insured. This is called the "specified amount" of insurance. The minimum specified amount of insurance is $200,000.

         When the last of the insured persons dies, we will pay the death benefit less the amount of any outstanding policy loan. We offer two different types of death benefits. You choose which one you want in the application. They are:

         o Option 1: The death benefit is the greater of (a) the specified amount of insurance or (b) the "applicable percentage" of the policy value on the date of death of the last insured to die.

         o Option 2: The death benefit is the greater of (a) the specified amount of insurance PLUS your policy value on the date of death, or
             (b) "applicable percentage" of the policy value on the date of death of the last insured to die.

         The "applicable percentages" depend on the life insurance qualification test you chose on the application. If you chose the Guideline Premium Test/Cash Value Corridor Test, the "applicable percentage" is 250% when the younger of the two insureds has attained age 40 or less and decreases to 100% when the younger of the two insureds attains age 100. A table showing "sample applicable percentages" is shown in Appendix C.

         For the Cash Value Accumulation Test, the "applicable percentages" will vary by the insured's attained ages and their insurance risk characteristics. A table showing "sample applicable percentages" is included as Appendix D.

         If the investment performance of the variable account investment options you have chosen is favorable, the amount of the death benefit may increase. However, under Option 1, favorable investment performance will not ordinarily increase the death benefit for several years and may not increase it at all, whereas under Option 2, the death benefit will vary directly with the investment performance of the policy value.

         Assuming favorable investment performance, the death benefit under Option 2 will tend to be higher than the death benefit under Option 1. On the other hand, the monthly insurance charge will be higher under Option 2 to compensate us for the additional insurance risk we take. Because of that, the policy value will tend to be higher under Option 1 than under Option 2 for the same premium payments.

IRC QUALIFICATION

         For a Policy to be treated as a life insurance contract under the Internal Revenue Code of 1986, as amended, (the "Code"), it must pass ONE of two tests - a guideline premium/cash value corridor test or a cash value accumulation test. At the time of issuance of the Policy, you choose which test you want to be applied. It may not thereafter be changed. If you do not choose the test to be applied to your Policy, the Guideline Premium/Cash Value Corridor Test will be applied.

         o Guideline Premium/Cash Value Corridor Test - The Policy must at all times satisfy a guideline premium requirement and a cash value corridor requirement. Under the GUIDELINE PREMIUM REQUIREMENT, the sum of the premiums paid under the policy may not at any time exceed the greater of the guideline single premium or the sum of the guideline level premiums, for the benefits promised under the Policy. Under the CASH VALUE CORRIDOR requirement, the death benefit at any time must be equal to or greater than the applicable percentage of policy value specified in the Code.

         o Cash Value Accumulation Test - Under the terms of the Policy, the policy value may not at any time exceed the net single premium cost (at any such time) for the benefits promised under the Policy.

         The Guideline Premium/Cash Value Corridor Test limits the amount of premium that may be paid under the Policy. If you do not desire to pay premiums in excess of those permitted under Guideline Premium/Cash Value Corridor Test limitations, you should consider electing to have your Policy qualify under the Guideline Premium/Cash Value Corridor Test.

         The Cash Value Accumulation Test does not limit the amount of premiums that may be paid under the Policy. If you desire to pay premiums in excess of those permitted under the Guideline Premium/Cash Value Corridor Test, you should consider electing to have your Policy qualify under the Cash Value Accumulation Test. However, any premium that would increase the net amount at risk is subject to evidence of insurability satisfactory to us. Required increases in the minimum death benefit due to growth in the policy value will generally be greater under the Cash Value Accumulation Test than under the Guideline Premium/Cash Value Corridor Test.

CAN I CHANGE INSURANCE COVERAGE UNDER MY POLICY?

CHANGE OF DEATH BENEFIT OPTION

         You may change your insurance coverage from Option 1 to Option 2 and vice-versa, subject to the following conditions:

         o after the change, the specified amount of insurance must be at least $200,000;

         o no change may be made in the first policy year and no more than one change may be made in any policy year;

         o if you request a change from Option 1 to Option 2, we may request evidence of insurability; if a different rate class is indicated for the insureds, the requested change will not be allowed.

CHANGE IN SPECIFIED AMOUNT OF INSURANCE

         You may increase the specified amount of insurance subject to the following conditions:

         o you must submit an application along with evidence of insurability acceptable to Penn Mutual;

         o you must return your policy so we can amend it to reflect the increase;

         o   the amount of the increase must be at least $10,000;

         o no change may be made if it would cause the Policy not to qualify as insurance under federal income tax law.

         If you increase the specified amount within the first five policy years, the five-year no-lapse period will be extended.

         You may decrease the specified amount of insurance, subject to the following conditions:

         o   no change may be made in the first policy year;

         o no change may be made if it would cause the Policy not to qualify as insurance under federal income tax law.

         o no decrease may be made within one year of an increase in the specified amount;

         o any decrease in the specified amount of insurance must be at least $10,000 and the specified amount after the decrease must be at least $200,000.

TAX CONSEQUENCES

         See FEDERAL INCOME TAX CONSIDERATIONS in the ADDITIONAL INFORMATION section of this prospectus to learn about possible tax consequences of changing your insurance coverage under the Policy.

DO I HAVE THE RIGHT TO CANCEL MY POLICY?

         You have the right to cancel your Policy within 10 days after you receive it (or longer in some states). This is referred to as the "free look" period. To cancel your Policy, simply deliver or mail the Policy to our office or to our representative who delivered the Policy to you.

         In most states, you will receive a refund of your policy value as of the date of cancellation plus the premium charge and the monthly deductions. The date of cancellation will be the date we receive the Policy.

         In some states, you will receive a refund of any premiums you have paid. In these states, money held under your Policy will be allocated to the Penn Series Money Market investment option during the "free look" period. At the end of the period, the money will be transferred to the investment options you have chosen.

CAN I CHOOSE DIFFERENT PAYOUT OPTIONS UNDER MY POLICY?

CHOOSING A PAYOUT OPTION

         You may choose to receive proceeds from the Policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $5,000 or more applied to any of a number of other payment options as set forth in your Policy. Periodic payments may not be less than $50 each.

CHANGING A PAYMENT OPTION

         You can change the payment option at any time before the proceeds are payable. If you have not made a choice, the payee may change the payment option within the period specified in the Policy. The person entitled to the proceeds may elect a payment option as set forth in the Policy.

TAX IMPACT

         There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult a qualified tax adviser before making that choice.

HOW IS THE POLICY TREATED FOR FEDERAL INCOME TAX PURPOSES?

         Death benefits paid under life insurance policies are not subject to income tax. Investment gains from your Policy are not subject to income tax as long as we do not pay them out to you.

         Assuming your Policy is not treated as a "modified endowment contract" under federal income tax law, distributions from the Policy are generally treated as first recovering the investment in the Policy and then, only after the return of all investment in the Policy, as receiving taxable income. Amounts borrowed under the Policy also are not generally subject to federal income tax at the time of the borrowing.

         However, some of the tax rules change if your Policy is found to be a "modified endowment contract." This can happen if you have paid more than a certain amount of premiums in relation to the insurance provided under the Policy. Under those circumstances, additional taxes and penalties may be payable for Policy distributions and loans.

         For further information about the qualifications of the Policy as life insurance under federal tax law and the tax consequences of owning a Policy, see FEDERAL INCOME TAX CONSIDERATIONS in the ADDITIONAL INFORMATION section of this prospectus.

HOW DO I COMMUNICATE WITH PENN MUTUAL?

GENERAL RULES

         You may mail all checks and money orders for premium payments to The Penn Mutual Life Insurance Company, Post Office Box 7460, Philadelphia, Pennsylvania, 19172, or express all checks and money orders to The Penn Mutual Life Insurance Company, Receipts Processing (C3V), 600 Dresher Road, Horsham, Pennsylvania, 19044.

         Certain requests pertaining to your Policy must be made in writing and be signed and dated by you. They include the following:

         o   policy loans in excess of $25,000, and full and partial surrenders,

         o   change of death benefit option,

         o   change in specified amount of insurance,

         o   change of beneficiary,

         o   election of payment option for Policy proceeds,

         o   tax withholding elections,

         o   grant of telephone transaction privilege to a third party.

         You should mail or express these requests to our office. You should also send notice of the insured person's death and related documentation to our office. Communications are not treated as "received" until such time as they have arrived at our office in proper form. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 5:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

         We have special forms that must be used for a number of the requests mentioned above. You can obtain these forms from your Penn Mutual representative or by calling our office 800-523-0650. Each communication to us must include your name, your Policy number and the name of the insured person. We cannot process any request that does not include this required information.

TELEPHONE TRANSACTIONS

         You or the agent of record (pursuant to your instructions) may request transfers among investment options and change allocations of future premium payments by calling our office. In addition, if you complete a special authorizing form, you may authorize a third person, other than the agent of record to act on your behalf in giving us telephone transfer instructions. We will not be liable for following transfer instructions communicated by telephone that we reasonably believe to be genuine. We may require certain identifying information to process a telephone transfer.

HOW DOES PENN MUTUAL COMMUNICATE WITH ME?

         At least once each year we will send to you a report showing your current policy values, premiums paid and deductions made since the last report, any outstanding policy loans, and any additional premiums permitted under your Policy. We will also send to you an annual and a semi-annual report for each Fund underlying a subaccount to which you have allocated policy value, as required by the 1940 Act. In addition, when you pay premiums (other than by pre-authorized check), or if you borrow money under your policy, transfer amounts among the investment options or make partial surrenders, we will send a written confirmation to you.

ADDITIONAL INFORMATION

         This section of the prospectus provides information about Penn Mutual, Penn Mutual Variable Life Account I, the investment funds and the Policy.

Contents of this Section                                                                                            Page
------------------------                                                                                            ----
The Penn Mutual Life Insurance Company...........................................................................    25

Penn Mutual Variable Life Account I..............................................................................    25

The Funds........................................................................................................    26

More Information About Policy Values.............................................................................    29

Federal Income Tax Considerations................................................................................    30

Sale of the Policies.............................................................................................    34

Penn Mutual Trustees and Officers................................................................................    34

State Regulation.................................................................................................    36

Additional Information...........................................................................................    36

Experts..........................................................................................................    36

Litigation.......................................................................................................    37

Independent Auditors.............................................................................................    37

Legal Matters....................................................................................................    37

Financial Statements.............................................................................................    37

Appendix A - Current and Guaranteed Mortality and Expense Risk Face Amount Charges...............................   A-1

Appendix B - Current and Guaranteed Mortality and Expense Risk Face Amount Charges

   - Supplemental Term Insurance Rider...........................................................................   B-1

Appendix C - Sample Applicable Percentage Charges Under the Guideline Premium/Cash
   Value Corridor Test...........................................................................................   C-1

Appendix D - Sample Applicable Percentages Under the Cash Value Accumulation Test................................   D-1

THE PENN MUTUAL LIFE INSURANCE COMPANY

         Penn Mutual is a Pennsylvania mutual life insurance company. We were chartered in 1847 and have been continuously engaged in the life insurance business since that date. We are authorized to sell insurance in all 50 states and the District of Columbia. Our corporate headquarters are located at 600 Dresher Road, Horsham, Pennsylvania, 19044, a suburb of Philadelphia. Our mailing address is The Penn Mutual Life Insurance Company, Philadelphia, Pennsylvania, 19172.

PENN MUTUAL VARIABLE LIFE ACCOUNT I

         We established Penn Mutual Variable Life Account I (the "Separate Account") as a separate investment account under Pennsylvania law on January 27, 1987. The Separate Account is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and qualifies as a "separate account" within the meaning of the federal securities laws.

         Net premiums received under the Policy and under other variable life insurance policies are allocated to subaccounts of the Separate Account for investment in investment funds. They are allocated in accordance with instructions from Policy owners.

         Income, gains and losses, realized or unrealized, in a subaccount are credited or charged without regard to any other income, gains or losses of Penn Mutual. Assets equal to the reserves and other contract liabilities with respect to the investments held in each subaccount are not chargeable with liabilities arising out of any other business or account of Penn Mutual. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. We are obligated to pay all benefits provided under the policies.

         If investment in a fund should no longer be possible or, if in our judgment, becomes inappropriate to the purposes of the policies, or, if in our judgment, investment in another fund is in the interest of owners, we may substitute another fund. No substitution may take place without notice to owners and prior approval of the SEC and insurance regulatory authorities, to the extent required by the 1940 Act and applicable law.

VOTING SHARES OF THE FUNDS

         We are the legal owner of shares of the funds and as such have the right to vote on all matters submitted to shareholders of the funds. However, as required by law, we will vote shares held in the Separate Account at regular and special meetings of shareholders of the funds in accordance with instructions received from owners. Should the applicable federal securities laws, regulations or interpretations thereof change so as to permit us to vote shares of the funds in our own right, we may elect to do so.

         To obtain voting instructions from owners, before a meeting we will send owners voting instruction material, a voting instruction form and any other related material. The number of shares for which an owner may give voting instructions is currently determined by dividing the portion of the owner's policy value allocated to the Separate Account by the net asset value of one share of the applicable fund. Fractional votes will be counted. The number of votes for which an owner may give instructions will be determined as of a date chosen by Penn Mutual but not more than 90 days prior to the meeting of shareholders. Shares for which no timely instructions are received will be voted by Penn Mutual in the same proportion as those shares for which voting instructions are received.

         We may, if required by state insurance officials, disregard owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the funds, or to approve or disapprove an investment advisory agreement. In addition, we may under certain circumstances disregard voting instructions that would require changes in the investment Policy or investment adviser of one or more of the funds, provided that we reasonably disapprove of such changes in accordance with applicable federal regulations. If we ever disregard voting instructions, we will advise owners of that action and of our reasons for such action in the next semiannual report. Finally, we reserve the right to modify the manner in which we calculate the weight to be given to pass-through voting instructions where such a change is necessary to comply with current federal regulations or the current interpretation thereof.

THE FUNDS

         Penn Series Funds, Inc., Neuberger Berman Advisors Management Trust, Fidelity Investments' Variable Insurance Products Fund, Fidelity Investments' Variable Insurance Products Fund II and Morgan Stanley's The Universal Institutional Funds, Inc. are each registered with the SEC as a diversified open-end management investment company under the 1940 Act. Each is a series-type mutual fund made up of different series or Funds.

         The investment objective of each of the Funds available as investment options under the Policy is set forth below. There is, of course, no assurance that these objectives will be met.

         PENN SERIES -- MONEY MARKET FUND -- preserve capital, maintain liquidity and achieve the highest possible level of current income consistent therewith.

         PENN SERIES -- LIMITED MATURITY BOND FUND -- the highest current income consistent with low risk to principal and liquidity; total return is secondary.

         PENN SERIES -- QUALITY BOND FUND -- highest income over the long term consistent with the preservation of principal.

         PENN SERIES -- HIGH YIELD BOND FUND -- high current income.

         PENN SERIES -- FLEXIBLY MANAGED FUND -- maximize total return (capital appreciation and income).

         PENN SERIES -- GROWTH EQUITY FUND -- long-term growth of capital and increase of future income.

         PENN SERIES -- LARGE CAP VALUE FUND -- maximize total return (capital appreciation and income).

         PENN SERIES -- INDEX 500 FUND -- total return (income and capital appreciation) which corresponds to that of the Standard & Poor's Composite Index of 500 stocks. "S&P 500 Index" and "500" are trademarks of McGraw-Hill Companies, Inc. and have been licensed for use by Penn Series Funds, Inc. The Index 500 Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the fund.

         PENN SERIES -- MID CAP GROWTH FUND -- maximize capital appreciation.

         PENN SERIES -- MID CAP VALUE FUND -- growth of capital.

         PENN SERIES-- EMERGING GROWTH FUND-- capital appreciation.

         PENN SERIES -- SMALL CAP VALUE FUND -- capital appreciation.

         PENN SERIES-- INTERNATIONAL EQUITY FUND-- capital appreciation.

         NEUBERGER BERMAN -- BALANCED PORTFOLIO -- long-term capital growth and reasonable current income without undue risk to principal.

         FIDELITY INVESTMENTS' VIP FUND -- EQUITY-INCOME PORTFOLIO -- reasonable income by investing primarily in income-producing equity securities; in choosing these securities, the Fund will also consider the potential for capital appreciation; the Fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500 Composite Stock Price Index.

         FIDELITY INVESTMENTS' VIP FUND -- GROWTH PORTFOLIO -- capital appreciation.

         FIDELITY INVESTMENTS' VIP FUND II -- ASSET MANAGER PORTFOLIO -- high total return with reduced risk over the long-term.

         MORGAN STANLEY'S THE UNIVERSAL INSTITUTIONAL FUNDS, INC. -- EMERGING MARKETS EQUITY (INTERNATIONAL) PORTFOLIO -- long term capital appreciation..

THE MANAGERS

         INDEPENDENCE CAPITAL MANAGEMENT, INC. ("Independence Capital Management"), a subsidiary of Penn Mutual, of Horsham, Pennsylvania, is investment adviser to each of the Penn Series Funds.

         T. ROWE PRICE ASSOCIATES, INC., of Baltimore, Maryland, is investment sub-adviser to the Penn Series Flexibly Managed Fund and Penn Series High Yield Bond Fund.

         PUTNAM INVESTMENT MANAGEMENT, LLC of Boston, Massachusetts, is the investment sub-adviser to the Penn Series Large Cap Value Fund.

         WELLS CAPITAL MANAGEMENT INCORPORATED of San Francisco, California, is the sub-adviser to the Penn Series Index 500 Fund.

         TURNER INVESTMENT PARTNERS, INC. of Berwyn, Pennsylvania, is the investment sub-adviser to the Penn Series Mid Cap Growth Fund.

         NEUBERGER BERMAN MANAGEMENT INC., of New York, New York, is the investment sub-adviser to Penn Series Mid Cap Value Fund as well as the investment adviser to the series of Advisers Managers Trust underlying the Neuberger Berman Balanced Portfolio.

         RS INVESTMENT MANAGEMENT, INC. (FORMERLY ROBERTSON STEPHENS INVESTMENT MANAGEMENT, INC.), of San Francisco, California, is investment sub-adviser to the Penn Series Emerging Growth Fund.

         ROYCE & ASSOCIATES, INC., of New York, New York, is investment sub-adviser to the Penn Series Small Cap Value Fund.

         VONTOBEL USA INC., of New York, New York, is the investment sub-adviser to the Penn Series International Equity Fund.

         FIDELITY MANAGEMENT & RESEARCH CORPORATION ("FMR"), of Boston, Massachusetts, is the investment adviser to VIP Fund's Equity Income Portfolio and Growth Portfolio and VIP Fund II's Asset Manager Portfolio. FMR utilizes the services of two subsidiaries on a sub-advisory basis for foreign securities investments for the Asset Manager Portfolio. These subsidiaries are Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research (Far East) Inc.

         MORGAN STANLEY ASSET MANAGEMENT ("MSAM"), of New York, New York, is the investment adviser to the Emerging Markets Equity (International) Portfolio.

         Further information about the Funds is contained in the accompanying prospectuses, which you should read in conjunction with this prospectus.

         We have entered into agreements with Penn Series, Neuberger Berman, Fidelity Investments' VIP Fund, Fidelity Investments' VIP Fund II and Morgan Stanley's The Universal Institutional Funds governing the Separate Account's investment in those Funds. The advisers to Fidelity Investments' VIP Fund, Fidelity Investments' VIP Fund II and Morgan Stanley's The Universal Institutional Funds Portfolios, or their affiliates, compensate Penn Mutual for administrative and other services rendered in making shares of the portfolios available under the Policies.

         The shares of Penn Series, Neuberger Berman, Fidelity Investments' VIP Fund, Fidelity Investments' VIP Fund II and Morgan Stanley's The Universal Institutional Funds are sold not only to the Separate Account, but to other separate accounts of Penn Mutual that fund benefits under variable annuity contracts. The shares of Neuberger Berman, Fidelity Investments' VIP Fund, Fidelity Investments' VIP Fund II and Morgan Stanley's The Universal Institutional Funds are also sold to separate accounts of other insurance companies, and may also be sold directly to qualified pension and retirement plans. It is conceivable that in the future it may become disadvantageous for both variable life policy and variable annuity contract separate accounts (and also qualified pension and retirement plans) to invest in the same underlying mutual fund. Although neither we nor Penn Series, Neuberger Berman, Fidelity Investments' VIP Fund, Fidelity Investments' VIP Fund II or Morgan Stanley's The Universal Institutional Funds currently perceives or anticipates any such disadvantage, the Boards of Directors of Penn Series and Morgan Stanley's The Universal Institutional Funds, respectively, and the Boards of Trustees of Neuberger Berman, Fidelity Investments' VIP Fund and Fidelity Investments' VIP Fund II, respectively, will monitor events to determine whether any material conflict between variable annuity contracts owners and variable life policy owners (and also qualified pension and retirement plans with respect to Neuberger Berman) arises.

         Material conflicts could result from such things as: (1) changes in state insurance laws; (2) changes in federal income tax law; (3) changes in the investment management of any Fund or of Penn Series, Neuberger Berman, Fidelity Investments' VIP Fund, Fidelity Investments' VIP Fund II and Morgan Stanley's The Universal Institutional Funds, respectively; or (4) differences between voting instructions given by variable annuity contract owners and those given by variable life policy owners. In the event of a material irreconcilable conflict, we will take the steps necessary to protect our variable annuity contract and variable life policy owners. This could include discontinuance of investment in a Fund.

MORE INFORMATION ABOUT POLICY VALUES

         On the policy date (the date from which policy years and monthly anniversaries are measured), the policy value is equal to the initial net premium. If the policy date and the policy issue date (the date the policy is issued) are the same day, the policy value is equal to the initial net premium, less the monthly deduction. On each valuation date (each day the New York Stock Exchange and our office is open for business) thereafter, the policy value is the aggregate of the Policy's variable account values and the fixed interest account value. The policy value will vary to reflect the variable account values, interest credited to the fixed interest account, policy charges, transfers, partial surrenders, policy loans and policy loan repayments.

VARIABLE ACCOUNT VALUES

         When you allocate an amount to a variable account investment option, either by net premium allocation or transfer, your Policy is credited with accumulation units. The number of accumulation units is determined by dividing the amount allocated to the variable account investment option by the variable account's accumulation unit value for the valuation period in which the allocation was made.

         The number of accumulation units credited to your Policy for a variable account investment option will increase when net premiums are allocated to the variable account, amounts are transferred to the variable account and loan repayments are credited to the variable account. The number of accumulation units will decrease when the allocated portion of the monthly deduction is taken from the variable account, a policy loan is taken from the variable account, an amount is transferred from the variable account or a partial surrender is made from the variable account (including the partial surrender charge).

ACCUMULATION UNIT VALUES

         An accumulation unit value varies to reflect the investment experience of the underlying investment fund in which the Policy is invested and may increase or decrease from one valuation date to the next. The accumulation unit value of each subaccount of the Separate Account that invests in a fund was arbitrarily set at $10 when the subaccount was established. For each valuation period after the date of establishment, the accumulation unit value is determined by multiplying the value of an accumulation unit for a subaccount for the prior valuation period by the net investment factor for the subaccount for the current valuation period.

NET INVESTMENT FACTOR

         The net investment factor is an index used to measure the investment performance of a subaccount from one valuation period to the next. It is based on the change in net asset value of the fund shares held by the subaccount, and reflects any dividend or capital gain distributions on fund shares.

FIXED ACCOUNT VALUE

         On any valuation date, the fixed account value of a Policy is the total of all net premiums allocated to the fixed account, plus any amounts transferred to the fixed account, plus interest credited on such net premiums and transferred amounts, less the amount of any transfers from the fixed account, less the amount of any partial surrenders taken from the fixed account (including the partial surrender charges), and less the pro rata portion of the monthly deduction deducted from the fixed account. If there have been any policy loans, the fixed account value is further adjusted to reflect the amount in the special loan account, including transfers to and from the special loan account as loans are taken and repayments are made, and interest credited on the special loan account.

NET POLICY VALUE

         The net policy value on a valuation date is the policy value less the amount of any policy loan on that date.

CASH SURRENDER VALUE

         The cash surrender value on a valuation date is the policy value reduced by any surrender charge that would be assessed if the Policy were surrendered on that date. The cash surrender value is used to calculate the loan value.

NET CASH SURRENDER VALUE

         The net cash surrender value on a valuation date is equal to the net policy value reduced by any surrender charge that would be imposed if the Policy were surrendered on that date. The net cash surrender value is used to calculate the amount available for partial surrenders. It is the amount received upon a full surrender of the Policy.

FEDERAL INCOME TAX CONSIDERATIONS

         The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based on Penn Mutual's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the IRS.

TAX STATUS OF THE POLICY

         To qualify as a life insurance contract for federal income tax purposes, the Policy must meet the definition of a life insurance contract which is set forth in Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code"). The manner in which Section 7702 should be applied to certain features of the Policy offered in this prospectus is not directly addressed by
Section 7702 or any guidance issued to date under Section 7702. Nevertheless, Penn Mutual believes it is reasonable to conclude that the Policy will meet the
Section 7702 definition of a life insurance contract. In the absence of final regulations or other pertinent interpretations of Section 7702, however, there is necessarily some uncertainty as to whether a Policy will meet the statutory life insurance contract definition, particularly if it insures a substandard risk. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such contract would not provide most of the tax advantages normally provided by a life insurance contract.

         If it is subsequently determined that a Policy does not satisfy Section 7702, we may take whatever steps that are appropriate and reasonable to comply with Section 7702. For these reasons, we reserve the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

         Section 817(h) of the Code requires that the investments of each Subaccount of the Separate Account must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The Separate Account, through the funds, intends to comply with the diversification requirements prescribed in Treas. Reg. ss. 1.817-5, which affect how the funds' assets are to be invested. Penn Mutual believes that the Separate Account will thus meet the diversification requirement, and Penn Mutual will monitor continued compliance with this requirement.

         The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is considered the owner of separate account assets, income and gain from the assets would be includable in the variable contract owner's gross income. The Treasury Department has indicated that in regulations or revenue rulings under Section 817(d), (relating to the definition of a variable contract), it will provide guidance on the extent to which Contract Owners may direct their investments to particular subaccounts without being treated as owners of the underlying shares. It is possible that when such regulations or rulings are issued, the Contracts may need to be modified to comply with them.

         The following discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.

         We believe that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance Policy for Federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the Beneficiary under Section 101(a)(1) of the Code.

MODIFIED ENDOWMENT CONTRACTS

         The Internal Revenue Code establishes a class of life insurance contracts designated as "modified endowment contracts," which applies to Policies entered into or materially changed after June 20, 1988.

         Due to the Policy's flexibility, classification as a modified endowment contract will depend on the individual circumstances of each Policy. In general, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. The determination of whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship of the death benefit and policy value at the time of such change and the additional premiums paid in the seven years following the material change. At the time a premium is credited which would cause the Policy to become a modified endowment contract, we will notify you that unless a refund of the excess premium (with interest) is requested, your Policy will become a modified endowment contract. You will have 30 days after receiving such notification to request the refund.

         All policies that we or our affiliate issues to the same owner during any calendar year, which are treated as modified endowment contracts, are treated as one modified endowment contract for purposes of determining the amount includable in the gross income under Section 72(e) of the Code.

         The rules relating to whether a Policy will be treated as a modified endowment contract are complex and make it impracticable to adequately describe in the limited confines of this summary. Therefore, you may wish to consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be treated as a modified endowment contract.

DISTRIBUTIONS FROM POLICIES CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS

         Policies classified as a modified endowment contract will be subject to the following tax rules. First, all distributions, including distributions upon surrender and partial withdrawals from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from or secured by, such a Policy are treated as distributions from such a Policy and taxed accordingly. Past due loan interest that is added to the loan amount will be treated as a loan. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a Policy that is included in income except where the distribution or loan is made on or after the owner attains age 59 1/2, is attributable to the owner's becoming totally and permanently disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the owner or the joint lives (or joint life expectancies) of the owner and the owner's Beneficiary.

DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS

         Distributions from a Policy that is not a modified endowment contract, are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the owner in order for the Policy to continue complying with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

         Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. Instead, such loans are treated as indebtedness of the owner.

         Finally, neither distributions (including distributions upon surrender) nor loans from, or secured by, a Policy that is not a modified endowment contract are subject to the 10 percent additional tax.

POLICY LOAN INTEREST

         Generally, personal interest paid on a loan under a Policy which is owned by an individual is not deductible. In addition, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual will generally not be tax deductible. The deduction of interest on policy loans may also be subject to the restrictions of Section 264 of the Code. An owner should consult a tax adviser before deducting any interest paid in respect of a policy loan.

INVESTMENT IN THE POLICY

         Investment in the Policy means: (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the owner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the owner.

TAXATION OF POLICY SPLIT

         The Policy Split Option Rider that we offer permits a Policy to be split into two other life policies upon the occurrence of a divorce of the joint insureds or certain changes in federal estate tax law. A Policy split could have adverse tax consequences. For example, it is not clear whether a Policy split will be treated as a nontaxable exchange under Sections 1035 or 1041 of the Code. If a Policy split is not treated as a nontaxable exchange, a split could result in the recognition of taxable income in an amount up to any gain in the Policy at the time of the split. In addition, it is not clear whether, in all circumstances, the individual policies that result from a Policy split would be treated as life insurance contracts for federal income tax purposes and, if so treated, whether the individual contracts would be classified as modified endowment contracts. Before you exercise rights provided by the Policy split option, it is important that you consult with a competent tax advisor regarding the possible tax consequences of a Policy split.

TAX CONSEQUENCES OF THE GUARANTEED OPTION TO EXTEND MATURITY DATE

         The Guaranteed Option to Extend Maturity Date that we offer allows the Policy Owner to extend the original maturity date by 20 years. An extension of maturity could have adverse tax consequences. Before you exercise your rights under this option, you should consult with a competent tax advisor regarding the possible tax consequences of an extension of maturity.

OTHER TAX CONSIDERATIONS

         The transfer of the Policy or the designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation skipping transfer taxes. For example, the transfer of the Policy to, or the designation as beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation of the owner, may have generation skipping transfer tax considerations under Section 2601 of the Code.

         The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state and local transfer taxes may be imposed. Consult with your tax adviser for specific information in connection with these taxes.

SALE OF THE POLICIES

         Hornor, Townsend & Kent, Inc. ("HTK"), a wholly-owned subsidiary of Penn Mutual, acts as a principal underwriter of the Policies. HTK, located at 600 Dresher Road, Suite 4C, Horsham, Pennsylvania 19044, was organized as a Pennsylvania corporation on March 13, 1969. HTK also acts as principal underwriter for Penn Mutual Variable Annuity Account III, a separate account also established by Penn Mutual and for PIA Variable Annuity Account I, a separate account established by The Penn Insurance and Annuity Company, a wholly-owned subsidiary of Penn Mutual. HTK is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The Policy is sold by registered representatives of HTK who are also appointed and licensed as insurance agents. The Policy may also be offered through other insurance and securities brokers. Registered representatives may be paid commissions on a Policy they sell based on premiums paid in amounts up to 50% of first year premiums, 2% on premiums paid during the second through fifteenth policy years, and 1.2% on premiums paid after the first fifteen policy years. Registered representatives may also be paid commissions of up to 0.25% of policy value net of policy loans. Other allowances and overrides also may be paid. Registered representatives who meet certain productivity and profitability standards may be eligible for additional compensation.

PENN MUTUAL TRUSTEES AND OFFICERS

         Penn Mutual is managed by a board of trustees. The following table sets forth the name, address and principal occupations during the past five years of each of Penn Mutual's trustees.

BOARD OF TRUSTEES

------------------------------------------------------------------------------------------------------------------------
                                 POSITION WITH
NAME AND ADDRESS                 PENN MUTUAL        PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
Robert E. Chappell               Chairman of the    Chairman of the Board and Chief Executive Officer (since December
The Penn Mutual Life             Board and Chief    1996), President and Chief Executive Officer (April 1995-December
Insurance Company                Executive-Officer  1996), The Penn Mutual Life Insurance Company.
Philadelphia, PA 19172
------------------------------------------------------------------------------------------------------------------------
Daniel J. Toran                  President, Chief   President and Chief Operating Officer (since January 1997),
The Penn Mutual Life             Operating Officer  Executive Vice President, (May 1996-January 1997), The Penn Mutual
Insurance Company                and Trustee        Life Insurance Company; Executive Vice President, The New England
Philadelphia, PA 19172                              Mutual Life Insurance Company (prior thereto).
------------------------------------------------------------------------------------------------------------------------
Julia Chang Bloch                Trustee            Visiting  Professor,   Institute  of  International   Relations  in
1743 22nd Street, NW                                Beijing, China, and distinguished adviser,  American Studies Center
Washington, DC 20008                                (April 1998 to present);  President, US-Japan Foundation (July 1996 to March 1998);  Group Executive Vice President,  Bank America NT &
                                                    SA (prior thereto).
------------------------------------------------------------------------------------------------------------------------
Edward G. Boehne                 Trustee            Retired   (since  2000);   President,   Federal   Reserve  Bank  of
313 Devon State Road                                Philadelphia (1981-2000)
Devon, PA 19333
------------------------------------------------------------------------------------------------------------------------
Joan P. Carter                   Trustee            President,  UM Holdings Ltd. and predecessor  firm,  United Medical
President and                                       Corporation
Chief Operating Officer
UM Holdings Ltd.
56 Haddon Avenue
Haddonfield, NJ 08033
------------------------------------------------------------------------------------------------------------------------
Philip E. Lippincott             Trustee            Retired (since April 1994),  Chairman and Chief Executive  Officer,
4301 Bayberry Drive                                 Scott Paper Company (prior thereto).
Avalon, NJ 08202
------------------------------------------------------------------------------------------------------------------------
John F. McCaughan                Trustee            Retired  Chairman,  (since  1996),  Chairman  of the  Board  (prior
921 Pebble Hill Road                                thereto), Betz Laboratories, Inc.
Doylestown, PA  18901
------------------------------------------------------------------------------------------------------------------------
Alan B. Miller                   Trustee            Chairman and President, Universal Health Services, Inc.
367 S. Gulph Road
King of Prussia, PA 19406
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                 POSITION WITH
NAME AND ADDRESS                 PENN MUTUAL        PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
Edmond F. Notebaert                                 Consultant  (since  2000),  President and Chief  Executive  Officer
200 Wyllpen Drive                Trustee            (prior thereto), The Children's Hospital of Philadelphia.
West Chester, PA 19380
------------------------------------------------------------------------------------------------------------------------
Robert H. Rock                   Trustee            President, MLR Holdings, LLC.
1845 Walnut Street - 9th Floor
Philadelphia, PA 19103
------------------------------------------------------------------------------------------------------------------------
Norman T. Wilde, Jr.             Trustee            Co-Chairman  of  the  Board,  (since  2000),  President  and  Chief
1801 Market Street                                  Executive  Officer (prior thereto),  Janney Montgomery Scott LLC (a
Philadelphia, PA 19103                              securities  broker/dealer  and  subsidiary  of The Penn Mutual Life
                                                    Insurance Company).
------------------------------------------------------------------------------------------------------------------------
Wesley S. Williams, Jr., Esq.    Trustee            Partner, Covington & Burling (law firm).
1201 Pennsylvania Ave., NW
P.O. Box 7566
Washington, D.C. 20004
------------------------------------------------------------------------------------------------------------------------

         The following table sets forth the names, addresses and principal occupations during the past five years of the senior officers of Penn Mutual (other than officers who are members of Penn Mutual's Board of Trustees).

SENIOR OFFICERS

-----------------------------------------------------------------------------------------------------------
NAME                          PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------
John M. Albanese              Executive Vice President, Systems and Service (since June 2000); Senior
The Penn Mutual Life          Vice President, Customer Service and Information Systems (June 1997-June
Insurance Company             2000), Vice President, Information Systems Application (prior thereto), The
Philadelphia, PA 19172        Penn Mutual Life Insurance Company.
-----------------------------------------------------------------------------------------------------------

Michael A. Biondolillo        Senior Vice  President,  Human Resources  (since June 1997);  Corporate Vice
The Penn Mutual Life          President and General Manager,  Human Resources and Quality,  MG Industries,
Insurance Company             America (prior thereto).
Philadelphia, PA 19172
-----------------------------------------------------------------------------------------------------------

Nancy S. Brodie               Executive Vice President and Chief Financial  Officer (since December 1995),
The Penn Mutual Life          Senior Vice President and Chief  Financial  Officer prior thereto.  The Penn
Insurance Company             Mutual Life Insurance Company .
Philadelphia, PA 19172
-----------------------------------------------------------------------------------------------------------

Bill D. Fife                  Senior Vice President, Independence Financial Network (since January 2000),
The Penn Mutual Life          Regional Vice President, Independence Financial Network (1997-2000), The
Insurance Company             Penn Mutual Life Insurance Company; Vice President of Agencies (1994-1997),
Philadelphia, PA 19172        Aetna Life and Casualty.
-----------------------------------------------------------------------------------------------------------

Larry L. Mast                 Executive Vice President,  The Penn Mutual Life Insurance  Company (May 1997
The Penn Mutual Life          to  present).  Formerly  Senior Vice  President,  Lafayette  Life  Insurance
Insurance Company             Company (September 1994 to May 1997);
Philadelphia, PA 19172
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
NAME                          PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------
Nina M. Mulrooney             Senior Vice President (sine July 1999), General Auditor (November 1991-July
The Penn Mutual Life          1999), Vice President, Market Conduct (since December 1997), Assistant
Insurance Company             Vice President, Corporate Accounting and Control (prior thereto), The Penn
Philadelphia, PA 19172        Mutual Life Insurance Company.
-----------------------------------------------------------------------------------------------------------

Peter M. Sherman              Executive Vice President (since December 1998), Chief Investment Officer
The Penn Mutual Life          (since May 1996), Senior Vice President (May 1996 to December 1996), Vice
Insurance Company             President, Investments (January 1996 to April 1996), The Penn Mutual Life
Philadelphia, PA, 19172       Insurance Company.
-----------------------------------------------------------------------------------------------------------

STATE REGULATION

         Penn Mutual is subject to regulation by the Department of Insurance of the Commonwealth of Pennsylvania, which periodically examines our financial condition and operations. We are also subject to the insurance laws and regulations of all jurisdictions where we do business. The Policy described in this prospectus has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

         We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions where we do business to determine solvency and compliance with applicable insurance laws and regulations.

ADDITIONAL INFORMATION

         A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.

EXPERTS

         Actuarial matters included in this prospectus have been examined by Raymond G. Caucci, FSA, MAAA, Assistant Vice President and Product Manager Actuary, Penn Mutual, whose opinion is filed as an exhibit to the Registration Statement.

LITIGATION

         No litigation is pending that would have a material effect upon the subaccounts or Penn Mutual.

INDEPENDENT AUDITORS

         Ernst & Young LLP serves as independent auditors of The Penn Mutual Life Insurance Company and Penn Mutual Variable Life Account I. Their offices are located at 2001 Market Street, Suite 4000, Philadelphia, PA .

LEGAL MATTERS

         Morgan, Lewis & Bockius, LLP of Philadelphia, Pennsylvania, has provided advice on certain matters relating to the federal securities laws and the offering of the Policies.

FINANCIAL STATEMENTS

         The financial statements of the Separate Account at March 31, 2001 (unaudited) and December 31, 2000 (audited), and the consolidated financial statements of Penn Mutual at December 31, 2000, appear on the following pages. The consolidated financial statements of Penn Mutual should be distinguished from any financial statements of the Separate Account and should be considered only as bearing on Penn Mutual's ability to meet its obligations under the Policy. Penn Mutual does not prepare consolidated financial statements for distribution more often than annually and believes that any incremental benefit to prospective policy owners that may result from preparing and delivering more current financial statements, though unaudited, does not justify the additional cost that would be incurred. In addition, Penn Mutual represents that there have been no adverse changes in its financial condition or operations between the end of the most current fiscal year and the date of this prospectus.

PENN MUTUAL VARIABLE LIFE ACCOUNT I
STATEMENT OF ASSETS AND LIABILITIES - MARCH 31, 2001 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------


                                                                         MONEY        QUALITY        HIGH YIELD      GROWTH EQUITY
                                                         TOTAL       MARKET FUND+    BOND FUND+      BOND FUND+           FUND+
                                                      -------------  -------------  -------------  --------------   ----------------
INVESTMENT IN COMMON STOCK
Number of Shares ...................................                    29,510,036      1,132,339       1,438,683        1,446,719
Cost ...............................................  $ 556,526,413  $  29,510,036  $  11,792,041   $  12,945,927    $  38,029,989

ASSETS:
Investments at market value ........................  $ 467,921,837  $  29,510,036  $  12,081,344   $  11,320,173    $  23,127,216
Dividends receivable ...............................        164,485        164,485             --              --               --

LIABILITIES:
Due to(from) the Penn Mutual Life Insurance Company          19,434        (37,599)         1,189          10,379            2,466

                                                      -------------  -------------  -------------   -------------    -------------
NET ASSETS .........................................  $ 468,066,888  $  29,712,120  $  12,080,155   $  11,309,794    $  23,124,750
                                                      =============  =============  =============   =============    =============


[RESTUBBED TABLE]


------------------------------------------------------------------------------------------------------------------------------------

                                                       LARGE CAP       FLEXIBLY                       SMALL CAP         EMERGING
                                                         VALUE          MANAGED     INTERNATIONAL       VALUE            GROWTH
                                                         FUND+           FUND+       EQUITY FUND+       FUND+             FUND+
                                                      -------------  -------------  -------------  --------------   ----------------
INVESTMENT IN COMMON STOCK
Number of Shares ...................................     2,470,417       3,435,139      2,383,945       1,242,374        1,873,724
Cost ...............................................   $48,289,377     $64,615,969    $42,405,393     $16,547,647      $44,901,121

ASSETS:
Investments at market value ........................   $42,861,173     $70,007,665    $32,254,780     $16,237,823      $28,594,944
Dividends receivable ...............................            --              --             --              --               --

LIABILITIES:
Due to(from) the Penn Mutual Life Insurance Company          5,751          50,451        (39,708)          1,273            3,307

                                                      -------------  -------------  -------------   -------------    -------------
                                                       $42,855,422     $69,957,214    $32,294,488     $16,236,550      $28,591,637
                                                      =============  =============  =============   =============    =============


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


------------------------------------------------------------------------------------------------------------------------------------

PENN MUTUAL VARIABLE LIFE ACCOUNT I
STATEMENT OF OPERATIONS - FOR THE THREE MONTHS ENDED MARCH 31, 2001 (UNAUDITED)


                                                                         MONEY        QUALITY        HIGH YIELD      GROWTH EQUITY
                                                         TOTAL       MARKET FUND+    BOND FUND+      BOND FUND+           FUND+
                                                      -------------  -------------  -------------  --------------   ----------------
INVESTMENT INCOME:
Dividends ..........................................  $   1,501,631   $   400,623     $      --      $       --       $      --
EXPENSE:
Mortality and expense risk charges .................        953,244        53,412        23,502           25,257          42,337
                                                      -------------   -----------     ---------      -----------      ----------

Net investment income (loss) .......................        548,387       347,211       (23,502)         (25,257)        (42,337)
                                                      -------------   -----------     ---------      -----------      ----------

REALIZED AND UNREALIZED GAINS (LOSSES) ON
     INVESTMENTS:
Realized gains (losses) from redemption of fund
     shares ........................................       (296,692)           --         1,479            1,477         (45,525)
Capital gains distributions ........................     11,073,304            --            --               --              --
                                                      -------------   -----------     ---------      -----------      ----------

Net realized gains (losses) from investment
     transactions ..................................     10,776,612            --         1,479            1,477         (45,525)
Net change in unrealized appreciation (depreciation)
     of investments ................................    (63,817,222)           --       369,923          520,108      (5,810,564)
                                                      -------------   -----------     ---------       ----------      ----------

Net realized and unrealized gains (losses) on
     investments ...................................    (53,040,610)           --       371,402          521,585      (5,856,089)
                                                      -------------   -----------     ---------       ----------     -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
     FROM OPERATIONS ...............................  $ (52,492,223)  $   347,211     $ 347,900       $  496,328     $(5,898,426)
                                                      =============   ===========     =========       ==========     ===========


[RESTUBBED TABLE]

                                                        LARGE CAP       FLEXIBLY                     SMALL CAP         EMERGING
                                                          VALUE         MANAGED     INTERNATIONAL      VALUE            GROWTH
                                                          FUND+          FUND+      EQUITY FUND+       FUND+            FUND+
                                                      -------------  -------------  -------------  --------------   ----------------
INVESTMENT INCOME:
Dividends ..........................................   $         --   $        --     $       --      $       --      $       --
EXPENSE:
Mortality and expense risk charges .................         83,209       183,296         78,845          30,842          51,733
                                                       ------------   -----------     ----------      -----------     ----------

Net investment income (loss) .......................        (83,209)     (183,296)       (78,845)        (30,842)        (51,733)
                                                       ------------   -----------     ----------      -----------     ----------

REALIZED AND UNREALIZED GAINS (LOSSES) ON
     INVESTMENTS:
Realized gains (losses) from redemption of fund
     shares ........................................        (13,079)       (1,672)       (57,349)         (2,879)        (84,896)
Capital gains distributions ........................             --            --             --         295,964         608,741
                                                       ------------   -----------     ----------      ----------     -----------

Net realized gains (losses) from investment
     transactions ..................................        (13,079)       (1,672)        (57,349)       293,085         523,845
Net change in unrealized appreciation (depreciation)
     of investments ................................     (1,736,201)    2,099,949      (7,231,802)        58,363      (9,863,294)
                                                       ------------   -----------     -----------     ----------     -----------

Net realized and unrealized gains (losses) on
     investments ...................................     (1,749,280)    2,098,277      (7,289,151)       351,448      (9,339,449)
                                                       ------------   -----------     -----------     ----------     ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
     FROM OPERATIONS ...............................   $ (1,832,489)  $ 1,914,981     $(7,367,996)    $  320,606     $(9,391,182)
                                                       ============   ===========     ===========     ==========     ===========



+    Investment in Penn Series Funds, Inc.
++   Investment in Neuberger Berman Advisers Management Trust
+++  Investment in Fidelity Investments' Variable Insurance Products Funds I and
     II
++++ Investment in The Universal Institutional Funds, Inc.


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN MUTUAL VARIABLE LIFE ACCOUNT I
STATEMENT OF ASSETS AND LIABILITIES - MARCH 31, 2001 (UNAUDITED) (Con't)

--------------------------------------------------------------------------------

                                                     LIMITED                                  MID CAP              MID CAP
                                                  MATURITY BOND         INDEX 500              GROWTH              VALUE
                                                      FUND+               FUND+                 FUND+              FUND+
                                                  ------------         ------------        -------------         -----------
INVESTMENT IN COMMON STOCK
Number of Shares ...............................       198,367            7,207,873            1,791,201           1,290,688
Cost ...........................................  $  2,000,864         $ 70,752,835         $ 17,871,876         $13,142,660

ASSETS:
Investments at market value ....................  $  2,063,018         $ 57,236,923         $ 11,051,716         $14,199,913
 Dividends receivable ..........................            --                   --                   --                   -

LIABILITIES:
Due to the Penn Mutual Life Insurance Company ..           220                5,921                1,173               1,659

                                                  ------------         ------------         ------------         -----------
NET ASSETS .....................................  $  2,062,798         $ 57,231,002         $ 11,050,543         $14,198,254
                                                  ============         ============         ============         ===========

--------------------------------------------------------------------------------

PENN MUTUAL VARIABLE LIFE ACCOUNT I
STATEMENT OF OPERATIONS - FOR THE THREE MONTHS ENDED MARCH 31, 2001 (UNAUDITED) (Con't)

                                                           LIMITED                          MID CAP             MID CAP
                                                        MATURITY BOND       INDEX 500       GROWTH              VALUE
                                                            FUND+             FUND+          FUND+              FUND+
                                                        ------------       ----------    -------------        -----------
INVESTMENT INCOME:
Dividends ..........................................    $         --         $     --       $       --        $       --
EXPENSE:
Mortality and expense risk charges .................           3,912          100,973           20,033             30,545
                                                        ------------     ------------     ------------        -----------

Net investment income (loss) .......................          (3,912)        (100,973)         (20,033)           (30,545)
                                                        ------------     ------------     ------------        -----------

REALIZED AND UNREALIZED GAINS (LOSSES) ON
     INVESTMENTS:
Realized gains (losses) from redemption of fund
     shares ........................................             377           (7,090)         (23,039)           (11,573)
Capital gains distributions ........................              --               --               --                 --
                                                        ------------     ------------     ------------        -----------

Net realized gains (losses) from investment
     transactions ..................................             377           (7,090)         (23,039)           (11,573)
Net change in unrealized appreciation (depreciation)
     of investments ................................          50,462       (7,951,702)      (4,459,654)        (1,149,902)
                                                        ------------     ------------     ------------        -----------

Net realized and unrealized gains (losses) on
     investments ...................................          50,839       (7,958,792)      (4,482,693)        (1,161,475)
                                                        ------------     ------------     ------------        -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
     FROM OPERATIONS ...............................    $     46,927     $ (8,059,765)    $ (4,502,726)       $(1,192,020)
                                                        ============     ============     ============        ===========


+    Investment in Penn Series Funds, Inc.
++   Investment in Neuberger Berman Advisers Management Trust
+++  Investment in Fidelity Investments' Variable Insurance Products Funds I and
     II
++++ Investment in The Universal Institutional Funds, Inc.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                                                                                                         EMERGING
                                                                                                                         MARKETS
                                                     BALANCED      EQUITY INCOME        GROWTH        ASSET MANAGER   EQUITY (INT'L)
                                                    PORTFOLIO++    PORTFOLIO+++      PORTFOLIO+++      PORTFOLIO+++    PORTFOLIO++++
                                                   -----------     -------------     ------------     -------------   --------------

INVESTMENT IN COMMON STOCK
Number of Shares ...............................     1,130,405          1,295,566         1,876,415         591,798      1,324,910
Cost ...........................................   $16,784,535        $29,487,860       $79,357,081      $9,750,031     $8,341,171

ASSETS:
Investments at market value ....................   $10,603,199        $29,137,260       $63,854,362      $8,368,017     $5,412,275
 Dividends receivable ..........................            --                 --                --              --             --

LIABILITIES:
Due to the Penn Mutual Life Insurance Company ..           640              4,111             6,850             875            476

                                                   -----------        -----------       -----------      ----------     ----------
NET ASSETS .....................................   $10,602,559        $29,133,149       $63,847,512      $8,367,142     $5,411,799
                                                   ===========        ===========       ===========      ==========     ==========



--------------------------------------------------------------------------------

                                                                                                                       EMERGING
                                                                                                                       MARKETS
                                                        BALANCED      EQUITY INCOME       GROWTH     ASSET MANAGER   EQUITY (INT'L)
                                                       PORTFOLIO++     PORTFOLIO+++     PORTFOLIO+++  PORTFOLIO+++   PORTFOLIO++++
                                                      -----------     -------------    ------------  -------------   -------------


INVESTMENT INCOME:
Dividends ..........................................     $199,861        $501,631          $51,626      $347,890      $       --
EXPENSE:
Mortality and expense risk charges .................       18,746          57,884          122,983        15,597          10,138
                                                      -----------     -----------      -----------    ----------      ----------

Net investment income (loss) .......................      181,115         443,747          (71,357)      332,293         (10,138)
                                                      -----------     -----------      -----------    ----------      ----------

REALIZED AND UNREALIZED GAINS (LOSSES) ON
     INVESTMENTS:
Realized gains (losses) from redemption of fund
     shares ........................................       (5,669)         11,800          (61,019)       (5,698)          7,663
Capital gains distributions ........................    3,775,944       1,409,345        4,852,851       130,459              --
                                                      -----------     -----------      -----------    ----------      ----------

Net realized gains (losses) from investment
     transactions ..................................    3,770,275       1,421,145        4,791,832       124,761           7,663
Net change in unrealized appreciation (depreciation)
     of investments ................................   (5,898,918)     (3,778,474)     (17,462,308)   (1,058,541)       (514,667)
                                                      -----------     -----------      -----------    ----------      ----------

Net realized and unrealized gains (losses) on
     investments ...................................   (2,128,643)     (2,357,329)     (12,670,476)     (933,780)       (507,004)
                                                      -----------     -----------      -----------    ----------      ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
     FROM OPERATIONS ...............................  $(1,947,528)    $(1,913,582)    $(12,741,833)   $ (601,487)     $ (517,142)
                                                      ===========     ===========      ===========    ==========      ==========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN MUTUAL VARIABLE LIFE ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                 TOTAL                    MONEY MARKET FUND+
                                                     -----------------------------    -----------------------------
                                                      THREE MONTHS        YEAR        THREE MONTHS        YEAR
                                                         ENDED            ENDED          ENDED           ENDED
                                                       03/31/2001        DEC. 31,      03/31/2001       DEC. 31,
                                                      (UNAUDITED)         2000        (UNAUDITED)         2000
                                                     ------------    -------------    ------------    -----------
OPERATIONS:
     Net investment income (loss) ..............     $    548,387    $  8,079,670     $   347,211     $ 1,277,803
     Net realized gains (losses) from
          investment transactions ..............      10,776,612       70,932,771              --              --
     Net change in unrealized appreciation
          (depreciation) of investments ........     (63,817,222)    (108,806,508)             --              --
                                                     ------------    -------------    -----------     -----------
Net increase (decrease) in net assets
     resulting from operations .................     (52,492,223)     (29,794,067)        347,211       1,277,803
                                                     ------------     ------------    -----------     -----------

VARIABLE LIFE ACTIVITIES:
     Purchase payments .........................      47,657,306      163,013,093      12,426,055      53,629,090
     Death benefits ............................        (399,034)        (984,067)              0          (5,674)
     Cost of insurance .........................      (8,703,236)     (29,649,955)       (689,133)     (2,409,098)
     Net transfers .............................      (4,529,300)      (9,620,773)    (10,938,612)    (48,784,381)
     Transfer of policy loans ..................         669,318        1,905,151          62,799         125,097
     Contract administration charges ...........      (1,635,347)      (6,611,447)       (208,287)     (1,166,211)
     Surrender benefits ........................      (3,620,422)     (12,810,176)       (305,608)       (631,047)
                                                    ------------     ------------     -----------     -----------
Net increase (decrease) in net assets  resulting
     from variable activities ..................      29,439,285      105,241,826         347,214         757,776
                                                    ------------     ------------     -----------     -----------
     Total increase (decrease) in net assets ...     (23,052,938)      75,447,759         694,425       2,035,579
NET ASSETS:
  Beginning of year ............................     491,119,826      415,672,067      29,017,695      26,982,116
                                                    ------------     ------------     -----------     -----------
  END OF YEAR ..................................    $468,066,888     $491,119,826     $29,712,120     $29,017,695
                                                    ============     ============     ===========     ===========

[RESTUBBED TABLE]

                                                           QUALITY BOND FUND+
                                                      ---------------------------
                                                       THREE MONTHS        YEAR
                                                           ENDED          ENDED
                                                         03/31/2001      DEC. 31,
                                                        (UNAUDITED)       2000
                                                      -------------   -----------
OPERATIONS:
     Net investment income (loss) ..............      ($   23,502)    $   911,950
     Net realized gains (losses) from
          investment transactions ..............            1,479         181,942
     Net change in unrealized appreciation
          (depreciation) of investments ........          369,923         (73,772)
                                                      -----------     -----------
Net increase (decrease) in net assets
     resulting from operations .................          347,900       1,020,120
                                                      -----------     -----------

VARIABLE LIFE ACTIVITIES:
     Purchase payments .........................          540,278       1,703,421
     Death benefits ............................                0          (1,681)
     Cost of insurance .........................         (169,267)       (497,024)
     Net transfers .............................         (434,167)      1,485,783
     Transfer of policy loans ..................            3,270             786
     Contract administration charges ...........          (19,247)        (79,499)
     Surrender benefits ........................          (12,933)       (216,967)
                                                      -----------     -----------
Net increase (decrease) in net assets  resulting
     from variable activities ..................          (92,066)      2,394,819
                                                      -----------     -----------
     Total increase (decrease) in net assets ...          255,834       3,414,939
NET ASSETS:
  Beginning of year ............................       11,824,321       8,409,382
                                                      -----------     -----------
  END OF YEAR ..................................      $12,080,155     $11,824,321
                                                      ===========     ===========

                                                        HIGH YIELD BOND FUND+           GROWTH EQUITY FUND+
                                                    ----------------------------  ----------------------------
                                                    THREE MONTHS        YEAR       THREE MONTHS        YEAR
                                                       ENDED           ENDED          ENDED           ENDED
                                                     03/31/2001        DEC. 31,     03/31/2001       DEC. 31,
                                                    (UNAUDITED)         2000       (UNAUDITED)        2000
                                                    ------------    -----------    -----------    ------------
OPERATIONS:
     Net investment income (loss) ..............    ($   25,257)    $1,803,716     ($   42,337)    ($  238,797)
     Net realized gains (losses) from
          investment transactions ..............          1,477         (6,401)        (45,525)     10,311,269
     Net change in unrealized appreciation
          (depreciation) of investments ........        520,108     (2,222,318)     (5,810,564)    (19,405,180)
                                                    -----------     ----------     -----------     -----------
Net increase (decrease) in net assets
     resulting from operations .................        496,328       (425,003)     (5,898,426)     (9,332,708)
                                                    -----------     ----------     -----------     -----------

VARIABLE LIFE ACTIVITIES:
     Purchase payments .........................        495,259      1,717,341       2,374,104       7,193,357
     Death benefits ............................         (4,345)        (7,759)       (127,560)       (311,691)
     Cost of insurance .........................       (164,461)      (546,707)       (477,697)     (1,827,908)
     Net transfers .............................      1,291,523       (387,259)        418,360       3,106,041
     Transfer of policy loans ..................          9,696         39,629          13,606         161,832
     Contract administration charges ...........        (18,148)       (78,386)        (90,148)       (378,504)
     Surrender benefits ........................        (69,861)      (391,019)       (107,143)     (1,041,735)
                                                    -----------     ----------     -----------     -----------
Net increase (decrease) in net assets  resulting
     from variable activities ..................      1,539,663        345,840       2,003,522       6,901,392
                                                    -----------     ----------     -----------     -----------
     Total increase (decrease)  in net assets ..      2,035,991        (79,163)     (3,894,904)     (2,431,316)
NET ASSETS:
  Beginning of year ............................      9,273,803      9,352,966      27,019,654      29,450,970
                                                    -----------     ----------     -----------     -----------
  End of year ..................................    $11,309,794     $9,273,803     $23,124,750     $27,019,654
                                                    ===========     ==========     ===========     ===========

                                                         LARGE CAP VALUE FUND +
                                                       --------------------------
                                                       THREE MONTHS        YEAR
                                                         ENDED            ENDED
                                                       03/31/2001        DEC. 31,
                                                       (UNAUDITED)         2000
                                                       -----------     -----------
OPERATIONS:
     Net investment income (loss) ..............       ($   83,209)    $   566,643
     Net realized gains (losses) from
          investment transactions ..............           (13,079)     11,028,357
     Net change in unrealized appreciation
          (depreciation) of investments ........        (1,736,201)     (7,432,472)
                                                       -----------     -----------
Net increase (decrease) in net assets
     resulting from operations .................        (1,832,489)      4,162,528
                                                       -----------     -----------

VARIABLE LIFE ACTIVITIES:
     Purchase payments .........................         2,662,505       7,977,013
     Death benefits ............................              (814)       (168,817)
     Cost of insurance .........................          (641,511)     (2,157,497)
     Net transfers .............................            98,817      (4,662,644)
     Transfer of policy loans ..................           128,943         136,451
     Contract administration charges ...........           (83,647)       (317,191)
     Surrender benefits ........................          (306,564)     (1,130,206)
                                                       -----------     -----------
Net increase (decrease) in net assets  resulting
     from variable activities ..................         1,857,729        (322,891)
                                                       -----------     -----------
     Total increase (decrease)  in net assets ..            25,240       3,839,637
NET ASSETS:
  Beginning of year ............................        42,830,182      38,990,545
                                                       -----------     -----------
  End of year ..................................       $42,855,422     $42,830,182
                                                       ===========     ===========

+    Investment in Penn Series Funds, Inc.
++   Investment in Neuberger Berman Advisers Management Trust
+++ Investment in Fidelity Investments' Variable Insurance Products Funds I and II
++++ Investment in The Universal Institutional Funds, Inc.

   The Accompanying Notes are an Integral Part of These Financial Statements.

                                                                                 SMALL CAP
       FLEXIBLY MANAGED FUND+          INTERNATIONAL EQUITY FUND+                VALUE FUND+            EMERGING GROWTH FUND+
----------------------------------  -------------------------------- ------------------------------- ---------------------------
 THREE MONTHS             YEAR       THREE MONTHS         YEAR        THREE MONTHS       YEAR         THREE MONTHS       YEAR
     ENDED               ENDED          ENDED            ENDED           ENDED          ENDED            ENDED         ENDED
  03/31/2001           DEC. 31,      03/31/2001        DEC. 31,       03/31/2001      DEC. 31,        03/31/2001      DEC. 31,
  (UNAUDITED)            2000        (UNAUDITED)         2000         (UNAUDITED)       2000          (UNAUDITED)       2000
-----------------   --------------  ------------    -------------    ------------------------------- ---------------------------
       ($183,296)      $3,552,114      ($78,845)         $12,075         ($30,842)        $6,407         ($51,733)    ($285,717)

          (1,672)       7,270,091       (57,349)       9,091,759          293,085      1,306,741          523,845    10,063,540

       2,099,949          578,138    (7,231,802)     (16,503,978)          58,363         47,419       (9,863,294)  (24,354,484)
     -----------     ------------    ----------    -------------     ------------    -----------     ------------  ------------

       1,914,981       11,400,343    (7,367,996)      (7,400,144)         320,606      1,360,567       (9,391,182)  (14,576,661)
     -----------     ------------    ----------    -------------     ------------    -----------     ------------   -----------


       2,845,079       10,075,733     2,522,779        7,994,436        1,093,486      3,240,017        3,265,592    10,731,082
         (19,632)        (113,251)       (7,965)         (40,058)          (2,469)       (47,501)          (2,796)      (37,800)
        (980,874)      (3,453,835)     (596,309)      (2,083,723)        (254,468)      (718,277)        (664,702)   (2,455,941)
         579,137       (8,625,685)      252,283        6,605,716          651,224        686,706          366,171    12,928,769
         110,915          153,918        83,108          169,003           14,715         28,506           23,931       436,205
        (100,802)        (375,461)      (99,805)        (388,537)         (49,549)      (130,060)        (148,868)     (643,613)
        (541,516)      (1,998,780)     (289,522)      (1,154,137)         (53,058)      (274,672)        (110,918)     (642,904)
     -----------     ------------    ----------    -------------     ------------    -----------     ------------   -----------

       1,892,307       (4,337,361)    1,864,569       11,102,700        1,399,881      2,784,719        2,728,410    20,315,798
     -----------     ------------    ----------    -------------     ------------    -----------     ------------   -----------
       3,807,288        7,062,982    (5,503,427)       3,702,556        1,720,487      4,145,286       (6,662,772)    5,739,137

      66,149,926       59,086,944    37,797,915       34,095,359       14,516,063     10,370,777       35,254,409    29,515,272
     -----------     ------------   -----------    -------------     ------------    -----------     ------------   -----------
     $69,957,214      $66,149,926   $32,294,488      $37,797,915      $16,236,550    $14,516,063      $28,591,637   $35,254,409
     ===========     ============   ===========    =============     ============    ===========     ============  ============


           LIMITED MATURITY                       INDEX 500                         MID CAP                      MID CAP
              BOND FUND+                            FUND+                         GROWTH FUND+                 VALUE FUND+
-----------------------------------     ------------------------------   --------------------------   -----------------------------
   THREE MONTHS           YEAR           THREE MONTHS          YEAR       THREE MONTHS      YEAR       THREE MONTHS        YEAR
       ENDED             ENDED              ENDED             ENDED          ENDED          ENDED          ENDED          ENDED
    03/31/2001          DEC. 31,         03/31/2001         DEC. 31,      03/31/2001       DEC. 31,      03/31/2001       DEC. 31,
    (UNAUDITED)           2000           (UNAUDITED)          2000        (UNAUDITED)        2000       (UNAUDITED)        2000
----------------- ----------------     --------------    -------------   -------------- ------------  -------------   -------------
    ($3,912)          $163,497           ($100,973)         $529,551       ($20,033)       ($93,061)      ($30,545)        $26,877
        377           (143,378)             (7,090)        6,701,512        (23,039)      3,708,736        (11,573)        539,225

     50,462             89,794          (7,951,702)      (12,836,687)    (4,459,654)     (5,417,829)    (1,149,902)      1,976,653
-----------       ------------        ------------     -------------    -----------    ------------   ------------     -----------

     46,927            109,913          (8,059,765)       (5,605,624)    (4,502,726)     (1,802,154)    (1,192,020)      2,542,755
-----------       ------------        ------------     -------------    -----------    ------------   ------------     -----------


    104,848            329,289           8,336,163        21,301,626      1,313,835       2,636,786        903,342       3,264,602
    (45,093)            (1,669)            (20,316)         (111,858)          (641)           (739)        (1,042)        (13,687)
    (42,847)          (128,929)         (1,304,961)       (4,246,897)      (226,055)       (627,524)      (240,453)       (841,014)
    155,870             38,983           1,010,088         5,825,721        722,229       5,109,036        (38,969)     (2,360,371)
        106                119              19,658           141,983         41,214          40,949         11,801          20,167
     (2,885)           (13,455)           (237,683)       (1,242,752)       (53,575)        (99,928)      (129,076)       (134,572)
     (1,498)           (64,446)           (496,400)       (1,339,742)       (83,598)       (428,026)       (98,120)       (249,963)
-----------       ------------       -------------     -------------    -----------    ------------   ------------     -----------

    168,501            159,892           7,306,549        20,328,081      1,713,409       6,630,554        407,483        (314,838)
-----------       ------------        ------------     -------------    -----------    ------------   ------------     -----------
    215,428            269,805            (753,216)       14,722,457     (2,789,317)      4,828,400       (784,537)      2,227,917

  1,847,370          1,577,565          57,984,218        43,261,761     13,839,860       9,011,460     14,982,791      12,754,874
-----------       ------------        ------------     -------------    -----------    ------------   ------------     -----------
 $2,062,798         $1,847,370         $57,231,002       $57,984,218    $11,050,543     $13,839,860    $14,198,254     $14,982,791
===========       ============        ============     =============    ===========    ============   ============     ===========


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN MUTUAL VARIABLE LIFE ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED) (C0N'T)

                                                               BALANCED                               EQUITY INCOME
                                                              PORTFOLIO++                               PORTFOLIO+++
                                                ------------------------------------         ----------------------------------
                                                 THREE MONTHS               YEAR             THREE MONTHS              YEAR
                                                     ENDED                 ENDED                 ENDED                 ENDED
                                                  03/31/2001              DEC. 31,            03/31/2001             DEC. 31,
                                                  (UNAUDITED)               2000              (UNAUDITED)              2000
                                                ------------            ------------         ------------          ------------
OPERATIONS:
     Net investment income (loss) ..........    $    181,115            $     66,745         $    443,747          $    212,456
     Net realized gains from
          investment transactions ..........       3,770,275               1,223,339            1,421,145             1,620,368
     Net change in unrealized appreciation
          (depreciation) of investments ....      (5,898,918)             (2,289,480)          (3,778,474)              182,081
                                                ------------            ------------         ------------          ------------
Net increase (decrease) in net assets
          resulting from operations ........      (1,947,528)               (999,396)          (1,913,582)            2,014,905
                                                ------------            ------------         ------------          ------------

VARIABLE LIFE ACTIVITIES:
    Purchase payments ......................       1,139,011               2,756,221            1,612,853             6,288,691
     Death benefits ........................          (1,395)                (10,286)             (53,299)              (27,020)
     Cost of insurance .....................        (236,964)               (683,731)            (495,563)           (1,697,851)
     Net transfers .........................         207,409               2,951,906             (112,914)           (1,786,635)
     Transfer of policy loans ..............          58,785                  42,491               28,167                50,995
     Contract administration charges .......         (48,723)               (123,821)             (55,662)             (247,106)
     Surrender benefits ....................         (99,982)               (335,494)            (243,932)             (845,284)
                                                ------------            ------------         ------------          ------------
Net increase in net assets  resulting
     from variable activities ..............       1,018,141               4,597,286              679,650             1,735,790
                                                ------------            ------------         ------------          ------------
     Total increase (decrease) in net assets        (929,387)              3,597,890           (1,233,932)            3,750,695
NET ASSETS:
  Beginning of year ........................      11,531,946               7,934,056           30,367,081            26,616,386
                                                ------------            ------------         ------------          ------------
  END OF YEAR ..............................    $ 10,602,559            $ 11,531,946         $ 29,133,149          $ 30,367,081
                                                ============            ============         ============          ============

                                  [RESTUBBED]

                                                                   GROWTH
                                                                 PORTFOLIO+++
                                                        -----------------------------
                                                        THREE MONTHS          YEAR
                                                           ENDED              ENDED
                                                         03/31/2001          DEC. 31,
                                                        (UNAUDITED)           2000
                                                        ------------     ------------
OPERATIONS:
     Net investment income (loss) ..........            ($    71,357)    ($   523,354)
     Net realized gains from
          investment transactions ..........               4,791,832        6,595,919
     Net change in unrealized appreciation
          (depreciation) of investments ....             (17,462,308)     (16,090,109)
                                                        ------------     ------------
Net increase (decrease) in net assets
          resulting from operations ........             (12,741,833)     (10,017,544)
                                                        ------------     ------------

VARIABLE LIFE ACTIVITIES:
    Purchase payments ......................               5,206,854       18,088,039
     Death benefits ........................                 (17,446)         (48,076)
     Cost of insurance .....................              (1,243,908)      (4,294,760)
     Net transfers .........................                  23,671       14,996,317
     Transfer of policy loans ..............                  48,528          302,921
     Contract administration charges .......                (240,890)        (997,342)
     Surrender benefits ....................                (725,849)      (1,773,188)
                                                        ------------     ------------
Net increase in net assets  resulting
     from variable activities ..............               3,050,960       26,273,911
                                                        ------------     ------------
     Total increase (decrease) in net assets              (9,690,873)      16,256,367
NET ASSETS:
  Beginning of year ........................              73,538,385       57,282,018
                                                        ------------     ------------
  END OF YEAR ..............................            $ 63,847,512     $ 73,538,385
                                                        ============     ============

                                                          ASSET MANAGER                          EMERGING MARKETS EQUITY
                                                          PORTFOLIO+++                            (INT'L) PORTFOLIO++++
                                                ----------------------------------          ---------------------------------
                                                THREE MONTHS               YEAR             THREE MONTHS              YEAR
                                                    ENDED                 ENDED                 ENDED                 ENDED
                                                 03/31/2001              DEC. 31,            03/31/2001             DEC. 31,
                                                 (UNAUDITED)               2000              (UNAUDITED)              2000
                                                ------------          ------------          ------------          ------------
OPERATIONS:
     Net investment income (loss) ..........    $    332,293          $    138,301          ($    10,138)         ($    47,536)
     Net realized gains from
          investment transactions ..........         124,761               457,860                 7,663               981,892
     Net change in unrealized (depreciation)
           of investments ..................      (1,058,541)             (964,424)             (514,667)           (4,089,860)
                                                ------------          ------------          ------------          ------------
Net (decrease) in net assets
          resulting from operations ........        (601,487)             (368,263)             (517,142)           (3,155,504)
                                                ------------          ------------          ------------          ------------
VARIABLE LIFE ACTIVITIES:

    Purchase payments ......................         388,456             1,809,794               426,807             2,276,555
     Death benefits ........................         (94,221)              (30,815)                  --                 (5,685)
     Cost of insurance .....................        (144,961)             (542,133)             (129,102)             (437,106)
     Net transfers .........................       1,133,156             1,017,089                85,424             2,234,135
     Transfer of policy loans ..............             588                 6,797                 9,488                47,302
     Contract administration charges .......         (19,887)              (82,521)              (28,465)             (112,488)
     Surrender benefits ....................         (45,927)             (225,325)              (27,993)              (67,241)
                                                ------------          ------------          ------------          ------------
Net increase in net assets  resulting
     from variable activities ..............       1,217,204             1,952,886               336,159             3,935,472
                                                ------------          ------------          ------------          ------------
     Total increase (decrease) in net assets         615,717             1,584,623              (180,983)              779,968
NET ASSETS:
  Beginning of year ........................       7,751,425             6,166,802             5,592,782             4,812,814
                                                ------------          ------------          ------------          ------------
  END OF YEAR ..............................    $  8,367,142          $  7,751,425          $  5,411,799          $  5,592,782
                                                ============          ============          ============          ============

+      Investment in Penn Series Funds, Inc.
++     Investment in Neuberger Berman Advisers Management Trust
+++    Investment in Fidelity Investments' Variable Insurance Products
       Funds I and II
++++   Investment in The Universal Institutional Funds, Inc.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN MUTUAL VARIABLE LIFE ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS - FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                                    TOTAL                               MONEY MARKET FUND+
                                                    -------------------------------------       ----------------------------------
                                                        2000                     1999              2000                    1999
                                                    ------------             ------------       -----------            -----------
OPERATIONS:
     Net investment income (loss) ................    $8,079,670              ($1,068,899)       $1,277,803               $642,031
     Net realized gains (losses) from
          investment transactions ................    70,932,771                6,458,048                 0                      0
     Net change in unrealized appreciation
          (depreciation) of investments ..........  (108,806,508)              61,995,442                 0                      0
                                                    ------------             ------------       -----------            -----------
Net increase (decrease) in net assets
          resulting from operations ..............   (29,794,067)              67,384,591         1,277,803                642,031
                                                    ------------             ------------       -----------            -----------

VARIABLE LIFE ACTIVITIES:
    Purchase payments ............................   163,013,093              131,276,317        53,629,090             54,823,381
     Death benefits ..............................      (984,067)                (289,327)           (5,674)               (23,803)
     Cost of insurance ...........................   (29,649,955)             (19,824,329)       (2,409,098)            (1,662,531)
     Net transfers ...............................    (9,620,773)              (6,189,137)      (48,784,381)           (36,567,835)
     Transfer of policy loans ....................     1,905,151                2,006,171           125,097              1,221,644
     Contract administration charges .............    (6,611,447)              (5,669,735)       (1,166,211)            (1,161,009)
     Surrender benefits ..........................   (12,810,176)             (10,371,329)         (631,047)            (1,709,339)
                                                    ------------             ------------       -----------            -----------
Net increase (decrease) in net assets  resulting
     from variable activities ....................   105,241,826               90,938,631           757,776             14,920,508
                                                    ------------             ------------       -----------            -----------
     Total increase in net assets ................    75,447,759              158,323,222         2,035,579             15,562,539
NET ASSETS:
  Beginning of year ..............................   415,672,067              257,348,845        26,982,116             11,419,577
                                                    ------------             ------------       -----------            -----------
  END OF YEAR ....................................  $491,119,826             $415,672,067       $29,017,695            $26,982,116
                                                    ============             ============       ===========            ===========

                                                            HIGH YIELD BOND FUND+                        GROWTH EQUITY FUND+
                                                    -------------------------------------       ----------------------------------
                                                        2000                     1999              2000                    1999
                                                    ------------             ------------       -----------            -----------
OPERATIONS:
     Net investment income (loss) ................    $1,803,716                 ($72,682)        ($238,797)             ($176,930)
     Net realized gains (losses) from
          investment transactions ................        (6,401)                     416        10,311,269                 51,190
     Net change in unrealized appreciation
          (depreciation) of investments ..........    (2,222,318)                 349,711       (19,405,180)             6,911,635
                                                    ------------             ------------       -----------            -----------
Net increase (decrease) in net assets
          resulting from operations ..............      (425,003)                 277,445        (9,332,708)             6,785,895
                                                    ------------             ------------       -----------            -----------

VARIABLE LIFE ACTIVITIES:
    Purchase payments ............................     1,717,341                2,380,766         7,193,357              4,496,063
     Death benefits ..............................        (7,759)                 (19,671)         (311,691)               (13,556)
     Cost of insurance ...........................      (546,707)                (545,364)       (1,827,908)            (1,235,541)
     Net transfers ...............................      (387,259)                (330,641)        3,106,041              5,205,840
     Transfer of policy Loans ....................        39,629                    8,662           161,832                 69,797
     Contract administration charges .............       (78,386)                (126,960)         (378,504)              (330,511)
     Surrender benefits ..........................      (391,019)                (208,829)       (1,041,735)              (654,069)
                                                    ------------             ------------       -----------            -----------
Net increase (decrease) in net assets  resulting
     from variable activities ....................       345,840                1,157,963         6,901,392              7,538,023
                                                    ------------             ------------       -----------            -----------
     Total increase (decrease)  in net assets ....       (79,163)               1,435,408        (2,431,316)            14,323,918
NET ASSETS:
  Beginning of year ..............................     9,352,966                7,917,558        29,450,970             15,127,052
                                                    ------------             ------------       -----------            -----------
  END OF YEAR ....................................    $9,273,803               $9,352,966       $27,019,654            $29,450,970
                                                    ============             ============       ===========            ===========

[RESTUB TABLE]

                                                            QUALITY BOND FUND+
                                                     ----------------------------------
                                                         2000                   1999
                                                     -----------             ----------
OPERATIONS:
     Net investment income (loss) ................      $911,950               ($62,224)
     Net realized gains (losses) from
          investment transactions ................       181,942                    300
     Net change in unrealized appreciation
          (depreciation) of investments ..........       (73,772)                 3,611
                                                     -----------             ----------
Net increase (decrease) in net assets
          resulting from operations ..............     1,020,120                (58,313)
                                                     -----------             ----------

VARIABLE LIFE ACTIVITIES:
    Purchase payments ............................     1,703,421              1,355,013
     Death benefits ..............................        (1,681)                (2,243)
     Cost of insurance ...........................      (497,024)              (360,405)
     Net transfers ...............................     1,485,783              1,123,018
     Transfer of policy loans ....................           786                 11,409
     Contract administration charges .............       (79,499)               (73,285)
     Surrender benefits ..........................      (216,967)              (226,335)
                                                     -----------             ----------
Net increase (decrease) in net assets  resulting
     from variable activities ....................     2,394,819              1,827,172
                                                     -----------             ----------
     Total increase in net assets ................     3,414,939              1,768,859
NET ASSETS:
  Beginning of year ..............................     8,409,382              6,640,523
                                                     -----------             ----------
  END OF YEAR ....................................   $11,824,321             $8,409,382
                                                     ===========             ==========

                                                           LARGE CAP VALUE FUND* +
                                                     ----------------------------------
                                                         2000                   1999
                                                     -----------             ----------
OPERATIONS:
     Net investment income (loss) ................      $566,643              ($317,240)
     Net realized gains (losses) from
          investment transactions ................    11,028,357                (37,587)
     Net change in unrealized appreciation
          (depreciation) of investments ..........    (7,432,472)              (296,100)
                                                     -----------             ----------
Net increase (decrease) in net assets
          resulting from operations ..............     4,162,528               (650,927)
                                                     -----------             ----------

VARIABLE LIFE ACTIVITIES:
    Purchase payments ............................     7,977,013              9,300,537
     Death benefits ..............................      (168,817)               (34,277)
     Cost of insurance ...........................    (2,157,497)            (2,317,035)
     Net transfers ...............................    (4,662,644)            (1,332,367)
     Transfer of policy Loans ....................       136,451                 83,517
     Contract administration charges .............      (317,191)              (490,439)
     Surrender benefits ..........................    (1,130,206)            (1,050,128)
                                                     -----------             ----------
Net increase (decrease) in net assets  resulting
     from variable activities ....................      (322,891)             4,159,808
                                                     -----------             ----------
     Total increase (decrease)  in net assets ....     3,839,637              3,508,881
NET ASSETS:
  Beginning of year ..............................    38,990,545             35,481,664
                                                     -----------             ----------
  END OF YEAR ....................................   $42,830,182            $38,990,545
                                                     ===========            ===========

*      Prior to May 1, 2000, the Large Cap Value Fund was named the Value Equity
       Fund.
** Prior to May 1, 2000, the Small Cap Value Fund was named the Small Capitalization Fund.
+ Formerly the Limited Maturity Bond Portfolio, the Index 500 Portfolio, the Capital Appreciation Portfolio and the Partners Portfolio, respectively. The effective date of the name change was May 1, 2000.
+      Investment in Penn Series Funds, Inc.
++     Investment in Neuberger Berman Advisers Management Trust
+++    Investment in Fidelity Investments' Variable Insurance Products Funds I
       and II
++++   Investment in The Universal Institutional Funds, Inc.


   The accompanying notes are an integral part of these financial statements.

                                                                         SMALL CAP
   FLEXIBLY MANAGED FUND+        INTERNATIONAL EQUITY FUND+            VALUE FUND* +                 EMERGING GROWTH FUND+
----------------------------   ----------------------------   ------------------------------     -----------------------------
    2000            1999           2000            1999          2000               1999             2000             1999
-----------     ------------   ------------    ------------   -----------       ------------     ------------     ------------
 $3,552,114       ($470,251)        $12,075      ($226,031)        $6,407          ($80,192)       ($285,717)        ($134,466)

  7,270,091          16,311       9,091,759      1,131,146      1,306,741             8,164       10,063,540           195,921

    578,138       3,692,338     (16,503,978)    10,566,719         47,419           (63,045)     (24,354,484)       16,746,334
-----------     -----------     -----------    -----------    -----------       -----------      -----------       -----------

 11,400,343       3,238,398      (7,400,144)    11,471,834      1,360,567          (135,073)     (14,576,661)       16,807,789
-----------     -----------     -----------    -----------    -----------       -----------      -----------       -----------


 10,075,733      12,696,631       7,994,436      6,485,087      3,240,017         3,124,582       10,731,082         2,612,183
   (113,251)        (82,516)        (40,058)        (7,506)       (47,501)           (7,256)         (37,800)           (7,463)
 (3,453,835)     (3,522,738)     (2,083,723)    (1,671,752)      (718,277)         (604,903)      (2,455,941)         (575,948)
 (8,625,685)     (6,182,355)      6,605,716     (3,336,017)       686,706           (12,468)      12,928,769         5,165,425
    153,918         211,590         169,003         72,417         28,506            45,711          436,205            27,154
   (375,461)       (690,067)       (388,537)      (408,378)      (130,060)         (147,833)        (643,613)         (190,593)
 (1,998,780)     (1,818,495)     (1,154,137)      (906,723)      (274,672)         (228,773)        (642,904)         (260,812)
-----------     -----------     -----------    -----------    -----------       -----------      -----------       -----------

 (4,337,361)        612,050      11,102,700        227,128      2,784,719         2,169,060       20,315,798         6,769,946
-----------     -----------     -----------    -----------    -----------       -----------      -----------       -----------
  7,062,982       3,850,448       3,702,556     11,698,962      4,145,286         2,033,987        5,739,137        23,577,735

 59,086,944      55,236,496      34,095,359     22,396,397     10,370,777         8,336,790       29,515,272         5,937,537
-----------     -----------     -----------    -----------    -----------       -----------      -----------       -----------
$66,149,926     $59,086,944     $37,797,915    $34,095,359    $14,516,063       $10,370,777      $35,254,409       $29,515,272
===========     ===========     ===========    ===========    ===========       ===========      ===========       ===========

       LIMITED MATURITY                   INDEX 500                      MID CAP                            MID CAP
         BOND FUND+ +                      FUND+ +                    GROWTH FUND+ +                     VALUE FUND+ +
 ---------------------------   ----------------------------   ------------------------------     ------------------------------
    2000            1999            2000           1999           2000              1999            2000              1999
 ----------     ------------   ------------    ------------   -----------       ------------     ------------     -------------

   $163,497         $62,320        $529,551       ($75,368)      ($93,061)         ($56,208)         $26,877           $20,897

   (143,378)         (1,650)      6,701,512        116,561      3,708,736            35,362          539,225           214,394

     89,794         (73,233)    (12,836,687)     5,205,293     (5,417,829)        3,540,972        1,976,653           412,343
-----------     -----------     -----------    -----------    -----------       -----------      -----------       -----------

    109,913         (12,563)     (5,605,624)     5,246,486     (1,802,154)        3,520,126        2,542,755           647,634
-----------     -----------     -----------    -----------    -----------       -----------      -----------       -----------


    329,289         539,187      21,301,626      8,565,619      2,636,786         1,370,035        3,264,602         2,466,761
     (1,669)         (2,119)       (111,858)        (9,073)          (739)           (2,858)         (13,687)          (13,903)
   (128,929)        (97,258)     (4,246,897)    (1,447,507)      (627,524)         (342,503)        (841,014)         (469,143)
     38,983         (23,735)      5,825,721     16,965,881      5,109,036          (932,409)      (2,360,371)        2,236,858
        119           2,417         141,983         56,519         40,949            15,155           20,167            14,898
    (13,455)        (27,049)     (1,242,752)      (568,474)       (99,928)          (57,224)        (134,572)         (126,557)
    (64,446)        (29,913)     (1,339,742)      (317,861)      (428,026)         (323,009)        (249,963)         (211,368)
-----------     -----------     -----------    -----------    -----------       -----------      -----------       -----------

    159,892         361,530      20,328,081     23,245,104      6,630,554          (272,813)        (314,838)        3,897,546
-----------     -----------     -----------    -----------    -----------       -----------      -----------       -----------
    269,805         348,967      14,722,457     28,491,590      4,828,400         3,247,313        2,227,917         4,545,180

  1,577,565       1,228,598      43,261,761     14,770,171      9,011,460         5,764,147       12,754,874         8,209,694
-----------     -----------     -----------    -----------    -----------       -----------      -----------       -----------
 $1,847,370      $1,577,565     $57,984,218    $43,261,761    $13,839,860        $9,011,460      $14,982,791       $12,754,874
===========     ===========     ===========    ===========    ===========       ===========      ===========       ===========



   The accompanying notes are an integral part of these financial statements.

PENN MUTUAL VARIABLE LIFE ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS - FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999 (Con't)

                                                        BALANCED                  EQUITY INCOME                   GROWTH
                                                       PORTFOLIO++                 PORTFOLIO+++                 PORTFOLIO+++
                                              --------------------------  ----------------------------  ---------------------------
                                                  2000           1999         2000            1999           2000          1999
                                              -----------    -----------  ------------    ------------  -------------  ------------
OPERATIONS:
     Net investment income (loss) ............    $66,745        $35,671      $212,456         $95,807     ($523,354)     ($310,681)
     Net realized gains (losses) from
          investment transactions ............  1,223,339        145,588     1,620,368         675,484     6,595,919      3,375,626
     Net change in unrealized appreciation
          (depreciation) of investments ...... (2,289,480)     1,736,544       182,081         330,734   (16,090,109)    10,574,337
                                              ------------   ------------ -------------   ------------- -------------  -------------
Net increase (decrease) in net assets
          resulting from operations ..........   (999,396)     1,917,803     2,014,905       1,102,025   (10,017,544)    13,639,282
                                              ------------   ------------ -------------   ------------- -------------  -------------

VARIABLE LIFE ACTIVITIES:
    Purchase payments ........................  2,756,221      1,484,570     6,288,691       6,666,334    18,088,039     10,979,093
     Death benefits ..........................    (10,286)        (6,801)      (27,020)        (14,032)      (48,076)       (38,816)
     Cost of insurance .......................   (683,731)      (353,927)   (1,697,851)     (1,603,588)   (4,294,760)    (2,562,252)
     Net transfers ...........................  2,951,906        (12,468)   (1,786,635)      1,627,386    14,996,317      8,714,009
     Transfer of policy loans ................     42,491         18,188        50,995          71,994       302,921         68,165
     Contract administration charges .........   (123,821)       (73,565)     (247,106)       (373,064)     (997,342)      (720,794)
     Surrender benefits ......................   (335,494)      (174,227)     (845,284)       (726,919)   (1,773,188)    (1,358,474)
                                              ------------   ------------ -------------   ------------- -------------  -------------
Net increase in net assets  resulting
     from variable activities ................  4,597,286        881,770     1,735,790       5,648,111    26,273,911     15,080,931
                                              ------------   ------------ -------------   ------------- -------------  -------------
     Total increase in net assets ............  3,597,890      2,799,573     3,750,695       6,750,136    16,256,367     28,720,213
NET ASSETS:
  Beginning of year ..........................  7,934,056      5,134,483    26,616,386      19,866,250    57,282,018     28,561,805
                                              ------------   ------------ -------------   ------------- -------------  -------------
  END OF YEAR ................................$11,531,946     $7,934,056   $30,367,081     $26,616,386   $73,538,385    $57,282,018
                                              ============   ============ =============   ============= =============  =============

                                                     ASSET MANAGER           EMERGING MARKETS EQUITY
                                                     PORTFOLIO+++             (INT'L) PORTFOLIO++++
                                             ---------------------------   ---------------------------
                                                 2000            1999          2000           1999
                                             -----------    ------------   ------------   ------------
OPERATIONS:
     Net investment income (loss) ..........    $138,301        $84,186       ($47,536)      ($27,538)
     Net realized gains (losses) from
          investment transactions ..........     457,860        160,654        981,892        370,168
     Net change in unrealized appreciation
          (depreciation) of investments ....    (964,424)       272,683     (4,089,860)     2,084,566
                                             ------------   ------------   ------------   ------------
Net increase (decrease) in net assets
          resulting from operations ........    (368,263)       517,523     (3,155,504)     2,427,196
                                             ------------   ------------   ------------   ------------
VARIABLE LIFE ACTIVITIES:

    Purchase payments ......................   1,809,794      1,375,866      2,276,555        554,609
     Death benefits ........................     (30,815)        (1,237)        (5,685)        (2,197)
     Cost of insurance .....................    (542,133)      (347,344)      (437,106)      (104,590)
     Net transfers .........................   1,017,089      1,102,952      2,234,135        399,789
     Transfer of policy loans ..............       6,797          3,213         47,302          3,721
     Contract administration charges .......     (82,521)       (73,304)      (112,488)       (30,629)
     Surrender benefits ....................    (225,325)      (129,352)       (67,241)       (36,703)
                                             ------------   ------------   ------------   ------------
Net increase in net assets  resulting
     from variable activities ..............   1,952,886      1,930,794      3,935,472        784,000
                                             ------------   ------------   ------------   ------------
     Total increase (decrease) in net assets   1,584,623      2,448,317        779,968      3,211,196
NET ASSETS:
  Beginning of year ........................   6,166,802      3,718,485      4,812,814      1,601,618
                                             ------------   ------------   ------------   ------------
  END OF YEAR ..............................  $7,751,425     $6,166,802     $5,592,782     $4,812,814
                                             ============   ============   ============   ============

+      Investment in Penn Series Funds, Inc.
++     Investment in Neuberger Berman Advisers Management Trust
+++    Investment in Fidelity Investments' Variable Insurance Products Funds I
       and II
++++   Investment in The Universal Institutional Funds, Inc.


   The accompanying notes are an integral part of these financial statements.

PENN MUTUAL VARIABLE LIFE ACCOUNT I

NOTES TO FINANCIAL STATEMENTS -- March 31, 2001 (Unaudited)

NOTE 1.   SIGNIFICANT ACCOUNTING POLICIES
The significant accounting policies of Penn Mutual Variable Life Account I (Account I) are as follows:

         GENERAL - Account I was established by The Penn Mutual Life Insurance Company (Penn Mutual) under the provisions of the Pennsylvania Insurance Law. Account I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. Account I offers units to variable life contract owners to provide for the accumulation of value and for the payment of benefits. Variable life contracts that participate in Account I are Cornerstone VUL, Cornerstone VUL II, Cornerstone VUL III, Cornerstone VUL IV, Variable Estate Max, Variable Estate Max II and Momentum Builder. Contract owners may borrow up to a specified amount depending on the contract value at any time by submitting a written request for a contract loan. The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported values of assets and liabilities as of March 31, 2001 and the reported amounts from operations and contract transactions as of March 31, 2001 and December 31, 2000. Actual results could differ from those estimates.

         INVESTMENTS - Assets of Account I are invested in shares of Penn Series Funds, Inc. (Penn Series): Money Market, Quality Bond, High Yield Bond, Growth Equity, Large Cap Value, Flexibly Managed, International Equity, Small Cap Value, Emerging Growth, Limited Maturity Bond, Index 500, Mid Cap Growth and Mid Cap Value Funds; Neuberger Berman Advisers Management Trust (AMT): Balanced Portfolio; Fidelity Investments' Variable Insurance Products (Fidelity): Equity Income, Growth, and Asset Manager; and The Universal Institutional Funds, Inc. (Morgan Stanley): Emerging Markets Equity (Int'l) Portfolio. Penn Series, AMT, Fidelity and Morgan Stanley are open-end diversified management investment companies. The investment in shares of these funds or portfolios are carried at market value as determined by the underlying net asset value of the respective funds or portfolios. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on a trade date basis.

         FEDERAL INCOME TAXES - Penn Mutual is taxed under federal law as a life insurance company. Account I is part of Penn Mutual's total operations and is not taxed separately. Under existing federal law, no taxes are payable on investment income and realized gains of Account I.

         DIVERSIFICATION REQUIREMENTS - Under the provisions of Section 817(h) of the Internal Revenue Code, a variable life contract other than a contract issued in connection with certain types of employee benefit plans will not be treated as a variable life contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Internal Revenue Service has issued regulations under 817(h) of the Code. Penn Mutual believes that Account I satisfies the current requirements of the regulations, and it intends that Account I will continue to meet such requirements.

NOTE 2.   PURCHASES AND SALES OF INVESTMENTS

         The following table shows aggregate cost of shares purchased and proceeds from sales of each fund or portfolio for the period ended March 31, 2001:

                                                    Purchases           Sales
                                                    ---------           -----
Money Market Fund ............................... $17,419,825       $16,668,931
Quality Bond Fund ...............................   2,048,061         2,164,238
High Yield Bond Fund ............................   2,066,314           199,771
Growth Equity Fund ..............................   2,795,009           881,968
Large Cap Value Fund. ...........................   3,391,519         1,534,404
Flexibly Managed Fund ...........................   3,230,781         1,492,539
Small Cap Value Fund ............................   1,878,198           474,159
International Equity Fund .......................  11,049,220         9,259,389
Emerging Growth Fund ............................   4,331,090           675,835
Limited Maturity Bond Fund ......................     302,319           133,426
Index 500 Fund ..................................   8,537,534         1,097,215
Mid Cap Growth Fund .............................   2,057,265           611,404
Mid Cap Value Fund ..............................   1,047,524           637,345
Balanced Portfolio ..............................   2,549,770           480,467
Equity-Income Portfolio .........................   1,735,490           915,084
Growth Portfolio ................................   9,231,098         1,633,169
Asset Manager Portfolio .........................   1,556,753           292,167
Emerging Markets Equity (Int'l) Portfolio .......     656,536           354,926

NOTE 3.   CONTRACT CHARGES

         Account I assets are charged for mortality and expense risks assumed by Penn Mutual. Cornerstone VUL is determined daily at a current annual rate of 0.75% (guaranteed not to exceed 0.90%) of the average value of Cornerstone VUL; Cornerstone VUL II is determined daily at a current annual rate (guaranteed not to exceed 0.90%) of the average value of Cornerstone VUL II; Cornerstone VUL III is determined daily at a current annual rate of 0.45% (guaranteed not to exceed 0.90%) of the average value of Cornerstone VUL III; Cornerstone VUL IV is determined at an annual effective rate of 0.45% of the first $50,000 of policy value, plus an annual rate of 0.15% of the policy value in excess of $50,000. Under Cornerstone VUL IV, in addition to the asset-based charge, a face amount charge is deducted based on the initial specified amount of insurance for 120 months after the policy date, and based on any increase in the specified amount for 120 months after any increase in the specified amount. Current and guaranteed face amount charges and Cornerstone VUL IV are shown in the product prospectus. Variable Estate Max and Variable Estate Max II are determined daily at an annual rate of 0.90% of the average value of those contracts; Momentum Builder is determined daily at an annual rate of 0.65% of the average value of Momentum Builder.

         For each Cornerstone VUL, Cornerstone VUL II, Cornerstone VUL III, Cornerstone VUL IV, Variable Estate Max and Variable Estate Max II policy, on the date of issue and each monthly anniversary, a monthly deduction is made from the policy value. The monthly deduction consists of insurance charges, administrative charges and any charges for additional benefits added by supplemental agreement to a policy. See original policy documents for specific charges assessed.

        For each Momentum Builder policy, each month on the date specified in the contract (or on the date the contract is withdrawn in full if other than the date specified), a $4 contract administration charge, or a lesser amount under state insurance laws, is deducted from the contract value. See original policy documents for specific charges assessed.

         For each Momentum Builder policy, each month on the date specified in the contract (or on the date the conract is withdrawn in full if other than the date speciied), a $4 contract administration charge, or a lesser amount under state insurance laws, is deducted from the contract value. See orignal policy documents for specific charges assessed.

         If a Cornerstone VUL, Cornerstone VUL II, Cornerstone III or Cornerstone VUL IV policy is surrendered within the first 11 years or a Variable Estate Max or Variable Estate Max II policy is surrendered within the first 16 years, a contingent deferred sales charge will be assessed. This charge will be deducted before any surrender proceeds are paid. See original policy documents for specific charges assessed.

     NOTE 4.  UNIT VALUES

     As of March 31, 2001, the accumulation units and accumulation unit values are as follows:


VARIABLE LIFE CONTRACTS:                ACCUMULATION  ACCUMULATION                                       ACCUMULATION   ACCUMULATION
                                            UNITS      UNIT VALUE                                             UNITS      UNIT VALUE
                                            -----      ----------                                             -----      ----------
MONEY MARKET FUND                                                   LIMITED MATURITY BOND FUND
Cornerstone VUL                            210,755       $13.67     Cornerstone VUL                            11,672        $13.97
Cornerstone VUL II                         491,131       $12.79     Cornerstone VUL II/Variable Estate Max/
Cornerstone VUL III                      1,166,141       $10.89       Variable Estate Max II                  116,706        $13.18
Variable Estate Max/                                                Cornerstone VUL III                        32,757        $11.05
  Variable Estate Max II                   395,442       $12.81     Cornerstone VUL IV                              -        $10.02
Momentum Builder                           143,039       $18.79     INDEX 500 FUND
Cornerstone VUL IV                           9,247       $10.02     Cornerstone VUL                           291,625        $14.75
QUALITY BOND FUND                                                   Cornerstone VUL II/Variable Estate Max/
Cornerstone VUL                            148,305       $16.23       Variable Estate Max II                2,452,559        $14.66
Cornerstone VUL II/Variable Estate Max/                             Cornerstone VUL III                     2,114,553         $8.26
  Variable Estate Max II                   513,231       $15.21     Cornerstone VUL IV                              9         $9.91
Cornerstone VUL III                        138,118       $11.48     MID CAP GROWTH FUND
Momentum Builder                            10,159       $27.83     Cornerstone VUL                           224,833        $13.59
Cornerstone VUL IV                               5        $9.97     Cornerstone VUL II/Variable Estate Max/
HIGH YIELD BOND FUND                                                  Variable Estate Max II                  515,692        $11.38
Cornerstone VUL                            170,196       $16.42     Cornerstone VUL III                       347,398         $6.11
Cornerstone VUL II/Variable Estate Max/                             Cornerstone VUL IV                            120         $9.57
  Variable Estate Max II                   472,319       $14.93     MID CAP VALUE FUND
Cornerstone VUL III                         82,837       $10.09     Cornerstone VUL                            90,745        $15.30
Momentum Builder                            22,302       $28.41     Cornerstone VUL II/Variable Estate Max/
Cornerstone VUL IV                               3        $9.94       Variable Estate Max II                  742,327        $15.21
GROWTH EQUITY FUND                                                  Cornerstone VUL III                       149,465        $10.39
Cornerstone VUL                            307,913       $21.73     Cornerstone VUL IV                              2         $9.96
Cornerstone VUL II/Variable Estate Max/                             BALANCED PORTFOLIO
  Variable Estate Max II                   626,556       $18.77     Cornerstone VUL                           139,085        $18.69
Cornerstone VUL III                        597,405        $6.86     Cornerstone VUL II/Variable Estate Max/
Momentum Builder                            19,162       $29.78       Variable Estate Max II                  324,968        $16.63
Cornerstone VUL IV                             162        $9.87     Cornerstone VUL III                       258,371        $10.05
LARGE CAP VALUE FUND                                                Cornerstone VUL IV                              7         $9.75
Cornerstone VUL                            395,616       $25.82     EQUITY-INCOME PORTFOLIO
Cornerstone VUL II/Variable Estate Max/                             Cornerstone VUL                           184,046        $20.35
  Variable Estate Max II                 1,340,300       $21.13     Cornerstone VUL II/Variable Estate Max/
Cornerstone VUL III                        416,888        $9.85       Variable Estate Max II                1,094,478        $20.17
Momentum Builder                             5,097       $42.60     Cornerstone VUL III                       354,291         $9.33
Cornerstone VUL IV                             157       $10.02     Cornerstone VUL IV                             15         $9.98
FLEXIBLY MANAGED FUND                                               GROWTH PORTFOLIO
Cornerstone VUL                          1,184,822       $25.54     Cornerstone VUL                           414,613        $24.03
Cornerstone VUL II/Variable Estate Max/                             Cornerstone VUL II/Variable Estate Max/
  Variable Estate Max II                 2,074,718       $20.74       Variable Estate Max II                1,271,904        $23.82
Cornerstone VUL III                        282,879       $12.36     Cornerstone VUL III                     1,258,729         $8.42
Momentum Builder                             1,653       $47.67     Cornerstone VUL IV                             18         $9.92
Cornerstone VUL IV                             166       $10.07     ASSET MANAGER PORTFOLIO
SMALL CAP VALUE FUND                                                Cornerstone VUL                            61,997        $17.07
Cornerstone VUL                            110,923       $16.70     Cornerstone VUL II/Variable Estate Max/
Cornerstone VUL II/Variable Estate Max/                               Variable Estate Max II                  419,717        $16.92
  Variable Estate Max II                   710,330       $16.55     Cornerstone VUL III                       150,061         $9.16
Cornerstone VUL III                        245,246       $10.73     Cornerstone VUL IV                              -         $9.96
Cornerstone VUL IV                               2        $9.82     EMERGING MARKETS EQUITY PORTFOLIO
INTERNATIONAL EQUITY FUND                                           Cornerstone VUL                            95,625         $7.26
Cornerstone VUL                            466,762       $18.43     Cornerstone VUL II/Variable Estate Max/
Cornerstone VUL II/Variable Estate Max/                               Variable Estate Max II                  643,161        $27.93
  Variable Estate Max II                 1,426,386       $15.97     Cornerstone VUL III                       203,472         $7.62
Cornerstone VUL III                        496,660        $8.76     Cornerstone VUL IV                              -         $9.63
Cornerstone VUL IV                             113       $10.05
EMERGING GROWTH FUND
Cornerstone VUL                            130,764       $28.09
Cornerstone VUL II/Variable Estate Max/
  Variable Estate Max II                   643,161       $27.93
Cornerstone VUL III                        766,172        $9.08
Cornerstone VUL IV                               9        $9.91


PENN MUTUAL VARIABLE LIFE ACCOUNT I
STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 2000
------------------------------------------------------------------------------------------------------------------------------------

                                                                              MONEY         QUALITY       HIGH YIELD   GROWTH EQUITY
                                                               TOTAL       MARKET FUND+    BOND FUND+     BOND FUND+       FUND+
                                                            ------------   ------------   ------------   ------------   ------------
INVESTMENT IN COMMON STOCK
Number of Shares ..........................................                  28,936,089      1,144,976      1,245,138      1,338,521
Cost ...................................................... $515,807,369   $ 28,936,089   $ 11,908,218   $ 11,422,140   $ 36,116,948

ASSETS:
Investments at market value ............................... $491,020,014   $ 28,936,089   $ 11,827,599   $  9,276,278   $ 27,024,739
Dividends receivable ......................................      151,148        151,148              -              -              -

LIABILITIES:
Due to (from) the Penn Mutual Life Insurance Company ......       51,336         69,542          3,278          2,475          5,085
                                                            ------------   ------------   ------------   ------------   ------------
NET ASSETS ................................................ $491,119,826   $ 29,017,695   $ 11,824,321   $  9,273,803   $ 27,019,654
                                                            ============   ============   ============   ============   ============
------------------------------------------------------------------------------------------------------------------------------------
PENN MUTUAL VARIABLE LIFE ACCOUNT I
STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                                MONEY      QUALITY      HIGH YIELD     GROWTH EQUITY
                                                                TOTAL       MARKET FUND+  BOND FUND+    BOND FUND+        FUND+
                                                            -------------   -----------   ----------    -----------    ------------
INVESTMENT INCOME:
Dividends ................................................. $  11,692,208   $1,461,357    $  990,968    $ 1,880,302    $          -
EXPENSE:
Mortality and expense risk charges ........................     3,612,538      183,554        79,018         76,586         238,797
                                                            -------------   ----------    ----------    -----------    ------------
Net investment income (loss) ..............................     8,079,670    1,277,803       911,950      1,803,716        (238,797)
                                                            -------------   ----------    ----------    -----------    ------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON
     INVESTMENTS:
Realized gains (losses) from redemption of fund
     shares ...............................................     7,149,947            -       (15,029)        (6,401)        (11,197)
Capital gains distributions ...............................    63,782,824            -       196,971              -      10,322,466
                                                            -------------   ----------    ----------    -----------    ------------
Net realized gains (losses) from investment
     transactions .........................................    70,932,771            -       181,942         (6,401)     10,311,269
Net change in unrealized appreciation (depreciation)
     of investments .......................................  (108,806,508)           -       (73,772)    (2,222,318)    (19,405,180)
                                                            -------------   ----------    ----------    -----------    ------------
Net realized and unrealized gains (losses) on
     investments ..........................................   (37,873,737)           -       108,170     (2,228,719)     (9,093,911)
                                                            -------------   ----------    ----------    -----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
     FROM OPERATIONS ...................................... $ (29,794,067)  $1,277,803    $1,020,120    $  (425,003)   $ (9,332,708)
                                                            =============   ==========    ==========    ===========    ============

                             THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



-----------------------------------------------------------------------------------------------------------------------------------
                                                            LARGE CAP       FLEXIBLY                     SMALL CAP      EMERGING
                                                              VALUE         MANAGED      INTERNATIONAL     VALUE         GROWTH
                                                             FUND* +         FUND+       EQUITY FUND+     FUND** +        FUND+
                                                          ------------    ------------   ------------   ------------   ------------
INVESTMENT IN COMMON STOCK
Number of Shares .......................................     2,365,261       3,348,657      2,272,158      1,122,075      1,416,673
Cost ...................................................  $ 46,432,261    $ 62,877,727   $ 40,727,522   $ 14,887,835   $ 41,703,864

ASSETS:
Investments at market value ............................  $ 42,740,258    $ 66,169,474   $ 37,808,711   $ 14,519,648   $ 35,260,980
Dividends receivable ...................................             -               -              -              -              -

LIABILITIES:
Due to (from) the Penn Mutual Life Insurance Company ...       (89,924)         19,548         10,796          3,585          6,571
                                                          ------------    ------------   ------------   ------------   ------------
NET ASSETS .............................................  $ 42,830,182    $ 66,149,926   $ 37,797,915   $ 14,516,063   $ 35,254,409
                                                          ============    ============   ============   ============   ============
-----------------------------------------------------------------------------------------------------------------------------------


                                                           LARGE CAP       FLEXIBLY                      SMALL CAP       EMERGING
                                                             VALUE         MANAGED      INTERNATIONAL      VALUE          GROWTH
                                                            FUND* +         FUND+       EQUITY FUND+      FUND** +         FUND+
                                                         ------------    ------------   ------------    -----------    ------------
INVESTMENT INCOME:
Dividends .............................................. $    913,220    $  4,074,995   $    178,293    $   110,356    $          -
EXPENSE:
Mortality and expense risk charges .....................      346,577         522,881        166,218        103,949         285,717
                                                         ------------    ------------   ------------    -----------    ------------
Net investment income (loss) ...........................      566,643       3,552,114         12,075          6,407        (285,717)
                                                         ------------    ------------   ------------    -----------    ------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON
     INVESTMENTS:
Realized gains (losses) from redemption of fund
     shares ............................................     (296,676)         22,896        329,487        (15,137)       (373,390)
Capital gains distributions ............................   11,325,033       7,247,195      8,762,272      1,321,878      10,436,930
                                                         ------------    ------------   ------------    -----------    ------------
Net realized gains (losses) from investment
     transactions ......................................   11,028,357       7,270,091      9,091,759      1,306,741      10,063,540
Net change in unrealized appreciation (depreciation)
     of investments ....................................   (7,432,472)        578,138    (16,503,978)        47,419     (24,354,484)
                                                         ------------    ------------   ------------    -----------    ------------
Net realized and unrealized gains (losses) on
     investments .......................................    3,595,885       7,848,229     (7,412,219)     1,354,160     (14,290,944)
                                                         ------------    ------------   ------------    -----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
     FROM OPERATIONS ................................... $  4,162,528    $ 11,400,343   $ (7,400,144)   $ 1,360,567    $(14,576,661)
                                                         ============    ============   ============    ===========    ============
*     Prior to May 1, 2000, the Large Cap Value Fund was named the Value Equity Fund.
**    Prior to May 1, 2000, the Small Cap Value Fund was named the Small Capitalization Fund.
+     Investment in Penn Series Funds, Inc.
++    Investment in Neuberger Berman Advisers Management Trust.
+++   Investment in Fidelity Investments' Variable Insurance Products Funds I and II
++++  Investment in The Universal Institutional Funds, Inc.

                             THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN MUTUAL VARIABLE LIFE ACCOUNT I
STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 2000 (Con't)
------------------------------------------------------------------------------------------------------------------------------------

                                              LIMITED                                               MID CAP
                                           MATURITY BOND                INDEX 500                    GROWTH
                                              FUND+ +                    FUND+ +                    FUND+ +
                                           ------------               ------------                ------------
INVESTMENT IN COMMON STOCK
Number of Shares ........................       182,415                  6,385,669                   1,581,159
Cost ....................................  $  1,836,182               $ 63,546,083                $ 16,189,813

ASSETS:
Investments at market value .............  $  1,847,874               $ 57,981,873                $ 13,829,308
Dividends receivable ....................             -                          -                           -

LIABILITIES:
Due to (from) the Penn Mutual
     Life Insurance Company .............           504                     (2,345)                    (10,552)
                                           ------------               ------------                ------------
NET ASSETS ..............................  $  1,847,370               $ 57,984,218                $ 13,839,860
                                           ============               ============                ============
------------------------------------------------------------------------------------------------------------------------------------

PENN MUTUAL VARIABLE LIFE ACCOUNT I
STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 2000 (Con't)

                                              LIMITED                                               MID CAP
                                           MATURITY BOND                INDEX 500                    GROWTH
                                              FUND+ +                    FUND+ +                    FUND+ +
                                           ------------               ------------                ------------

INVESTMENT INCOME:
Dividends ...............................   $    175,819              $    917,454                $          -
EXPENSE:
Mortality and expense risk charges ......         12,322                   387,903                      93,061
                                            ------------              ------------                ------------
Net investment income (loss) ............        163,497                   529,551                     (93,061)
                                            ------------              ------------                ------------

REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS:
Realized gains (losses) from
     redemption of fund shares ..........       (173,183)                6,431,688                   3,406,715
Capital gains distributions .............         29,805                   269,824                     302,021
                                            ------------              ------------                ------------
Net realized gains (losses) from
     investment transactions ............       (143,378)                6,701,512                   3,708,736
Net change in unrealized appreciation
     (depreciation) of investments ......         89,794               (12,836,687)                 (5,417,829)
                                            ------------              ------------                ------------
Net realized and unrealized gains
     (losses) on investments ............        (53,584)               (6,135,175)                 (1,709,093)
                                            ------------              ------------                ------------
NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS ..........   $    109,913              $ (5,605,624)               $ (1,802,154)
                                            ============              ============                ============

                             THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         EMERGING
                                         MID CAP                                                                      MARKETS EQUITY
                                          VALUE         BALANCED     EQUITY INCOME      GROWTH        ASSET MANAGER       (INT'L)
                                          FUND+ +      PORTFOLIO++    PORTFOLIO+++    PORTFOLIO+++     PORTFOLIO+++    PORTFOLIO++++
                                       ------------   ------------    ------------    ------------     ------------    -------------
INVESTMENT IN COMMON STOCK
Number of Shares ....................     1,256,475        667,464       1,190,531       1,685,059          484,582          788,943
Cost ................................  $ 12,774,105   $ 11,816,188    $ 26,954,505    $ 71,593,265     $  8,076,787     $  8,007,837

ASSETS:
Investments at market value .........  $ 14,981,259   $ 11,533,770    $ 30,382,379    $ 73,552,854     $  7,753,313     $  5,593,608
Dividends receivable ................             -              -               -               -                -                -

LIABILITIES:
Due to (from) the Penn Mutual
     Life Insurance Company .........        (1,532)         1,824          15,298          14,469            1,888              826
                                       ------------   ------------    ------------    ------------     ------------     ------------
NET ASSETS ..........................  $ 14,982,791   $ 11,531,946    $ 30,367,081    $ 73,538,385     $  7,751,425     $  5,592,782
                                       ============   ============    ============    ============     ============     ============
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                                         EMERGING
                                         MID CAP                                                                      MARKETS EQUITY
                                          VALUE         BALANCED     EQUITY INCOME      GROWTH        ASSET MANAGER       (INT'L)
                                          FUND+ +      PORTFOLIO++    PORTFOLIO+++    PORTFOLIO+++     PORTFOLIO+++    PORTFOLIO++++
                                       ------------   ------------    ------------    ------------     ------------    -------------
INVESTMENT INCOME:
Dividends ...........................  $    129,377    $    153,837    $    441,933   $     66,516     $    197,781    $          -
EXPENSE:
Mortality and expense risk charges ..       102,500          87,092         229,477        589,870           59,480          47,536
                                       ------------    ------------    ------------   ------------     ------------    ------------
Net investment income (loss) ........        26,877          66,745         212,456       (523,354)         138,301         (47,536)
                                       ------------    ------------    ------------   ------------     ------------    ------------

REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS:
Realized gains (losses) from
     redemption of fund shares ......    (2,051,222)          5,119         (44,590)       (22,434)          (8,099)        (28,600)
Capital gains distributions .........     2,590,447       1,218,220       1,664,958      6,618,353          465,959       1,010,492
                                       ------------    ------------    ------------   ------------     ------------    ------------
Net realized gains (losses) from
     investment transactions ........       539,225       1,223,339       1,620,368      6,595,919          457,860         981,892
Net change in unrealized appreciation
     (depreciation) of investments ..     1,976,653      (2,289,480)        182,081    (16,090,109)        (964,424)     (4,089,860)
                                       ------------    ------------    ------------   ------------     ------------    ------------
Net realized and unrealized gains
     (losses) on investments ........     2,515,878      (1,066,141)      1,802,449     (9,494,190)        (506,564)     (3,107,968)
                                       ------------    ------------    ------------   ------------     ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS ......  $  2,542,755    $   (999,396)   $  2,014,905   $(10,017,544)    $   (368,263)   $ (3,155,504)
                                       ============    ============    ============   ============     ============    ============

+    Formerly the Limited Maturity Bond Portfolio, the Index 500 Portfolio, the Capital Appreciation Portfolio and the
     Partners Portfolio, respectively  The effective date of the name change was May 1, 2000.
+    Investment in Penn Series Funds, Inc.
++   Investment in Neuberger Berman Advisers Management Trust.
+++  Investment in Fidelity Investments' Variable Insurance Products Funds I and II
++++ Investment in The Universal Institutional Funds, Inc.


                             THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

PENN MUTUAL VARIABLE LIFE ACCOUNT I
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS - December 31, 2000

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES
The significant accounting policies of Penn Mutual Variable Life Account I (Account I) are as follows:

         GENERAL - Account I was established by The Penn Mutual Life Insurance Company (Penn Mutual) under the provisions of the Pennsylvania Insurance Law. Account I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. Account I offers units to variable life contract owners to provide for the accumulation of value and for the payment of benefits. Account I contains contracts of the Cornerstone VUL, Cornerstone VUL II, Cornerstone VUL III, Variable Estate Max and Momentum Builder variable life products. Contract owners may borrow up to a specified amount depending on the policy value at any time by submitting a written request for a policy loan. The preparation of the accompanying financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported values of assets and liabilities as of December 31, 2000 and the reported amounts from operations and variable life activities during 2000 and 1999. Actual results could differ from those estimates.

         INVESTMENTS - Assets of Account I are invested in sub-accounts through shares of Penn Series Funds, Inc. (Penn Series): Money Market, Quality Bond, High Yield Bond, Growth Equity, Large Cap Value, Flexibly Managed, International Equity, Small Cap Value, Emerging Growth, Limited Maturity Bond, Index 500, Mid Cap Growth and Mid Cap Value Funds; Neuberger Berman Advisers Management Trust
(AMT): Balanced Portfolio; Fidelity Investments' Variable Insurance Products (Fidelity): Equity-Income, Growth, and Asset Manager; and The Universal Institutional Funds, Inc. (Morgan Stanley): Emerging Markets Equity (Int'l) Portfolio. Penn Series, AMT, Fidelity and Morgan Stanley are open-end diversified management investment companies. The investment in shares of these funds or portfolios are carried at fair market value as determined by the underlying net asset value of the respective funds or portfolios. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on a trade date basis.

         ASSET TRANSFER - On May 1, 2000, as a result of the re-organization of investment options available under the life contracts, investments in mutual fund shares held in certain sub-accounts were sold and reinvested in shares of mutual funds with similar investment objectives. Simultaneously, the sub-accounts were renamed to correspond with the new mutual funds. The following table outlines the transaction:

SUB-ACCOUNT                         PREVIOUS INVESTMENT OF OLD FUND                     NEW INVESTMENT OF NEW FUND
-----------                         -------------------------------                     --------------------------
Limited Maturity Bond Fund                 $ 1,552,472                                          $ 1,552,472
Index 500 Fund                              53,125,341                                           53,125,341
Mid Cap Growth Fund                         10,115,721                                           10,115,721
Mid Cap Value Fund                          12,598,000                                           12,598,000

The disposition resulted in realized gains (losses) of $ (170,499), $ 6,413,483, $ 3,426,845 and $ (2,156,152) in the Limited Maturity Bond Fund, Index 500 Fund, Mid Cap Growth Fund and Mid Cap Value Fund, respectively.

         FEDERAL INCOME TAXES - Penn Mutual is taxed under federal law as a life insurance company. Account I is part of Penn Mutual's total operations and is not taxed separately. Under existing federal law, no taxes are payable on investment income and realized gains of Account I.

         DIVERSIFICATION REQUIREMENTS - Under the provisions of Section 817(h) of the Internal Revenue Code, a variable annuity contract other than a contract issued in connection with certain types of employee benefit plans will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Internal Revenue Service has issued regulations under 817(h) of the Code. Penn Mutual believes that Account I satisfies the current requirements of the regulations, and it intends that Account I will continue to meet such requirements.

NOTE 2. PURCHASES AND SALES OF INVESTMENTS

         The following table shows aggregate cost of shares purchased and redeemed of each fund or portfolio for the period ended December 31, 2000:


                                                        PURCHASES        SALES
                                                        ---------        -----
Money Market Fund .................................   $79,123,442    $76,501,529
Quality Bond Fund .................................     5,674,989      2,185,945
High Yield Bond Fund ..............................     3,941,052      1,798,671
Growth Equity Fund ................................    21,419,793      4,456,091
Large Cap Value Fund ..............................    20,236,228      9,067,871
Flexibly Managed Fund .............................    20,956,740     14,473,243
Small Cap Value Fund ..............................     6,365,046      2,267,622
International Equity Fund .........................    65,839,499     45,638,526
Emerging Growth Fund ..............................    37,303,782      7,218,137
Limited Maturity Bond Fund ........................     2,479,819      2,299,799
Index 500 Fund.....................................    80,122,142     52,582,148
Mid Cap Growth Fund................................    18,385,547      8,154,117
Mid Cap Value Fund.................................    18,721,504     18,476,135
Balanced Portfolio ................................     7,110,540      1,224,986
Equity-Income Portfolio ...........................     9,122,523      5,548,173
Growth Portfolio ..................................    37,052,034      4,715,285
Asset Manager Portfolio ...........................     3,756,257      1,207,693
Emerging Markets Equity (Int'l) Portfolio..........     5,747,618        879,159

NOTE 3. CONTRACT CHARGES

         Operations are charged for mortality and expense risks assumed by Penn Mutual as follows:

        Cornerstone VUL is determined daily at a current annual rate of 0.75% (guaranteed not to exceed 0.90%) of the average value of Cornerstone VUL; Cornerstone VUL II is determined daily at a current annual rate guaranteed not to exceed 0.90% of the average value of Cornerstone VUL II; Cornerstone VUL III is determined daily at a current annual rate guaranteed not to exceed 0.90% of the average value of Cornerstone VUL III; Variable Estate Max is determined daily at a current annual rate guaranteed not to exceed 0.90% of the average value of Variable Estate Max; Momentum Builder is determined daily at an annual rate of 0.65% of the average value of Momentum Builder.

        For each Cornerstone VUL, Cornerstone VUL II, Cornerstone VUL III and Variable Estate Max policy, on the date of issue and each monthly anniversary, a monthly deduction is made from the policy value. The monthly deduction consists of insurance charges, administrative charges and any charges for additional benefits added by supplemental agreement to a policy. See original policy documents for specific charges assessed.

        For each Momentum Builder policy, each month on the date specified in the contract (or on the date the contract is withdrawn in full if other than the date specified), a $4 contract administration charge, or a lesser amount under state insurance laws, is deducted from the contract value. See original policy documents for specific charges assessed. If a Cornerstone VUL or Cornerstone VUL II policy is surrendered within the first 11 years, or a Cornerstone VUL III policy is surrendered within the first 16 years, or a Variable Estate Max policy is surrendered within the first 13 years, a contingent deferred sales charge will be assessed. This charge will be deducted before any surrender proceeds are paid. See original policy documents for specific charges assessed.

NOTE 4.  UNIT VALUES

     As of December 31, 2000, the accumulation units and accumulation unit values are as follows:

VARIABLE LIFE CONTRACTS:              ACCUMULATION    ACCUMULATION                                      ACCUMULATION   ACCUMULATION
                                         UNITS         UNIT VALUE                                           UNITS       UNIT VALUE
                                         -----         ----------                                           -----       ----------
MONEY MARKET FUND
Cornerstone VUL                            211,484        $13.51    LIMITED MATURITY BOND FUND
Cornerstone VUL II                         539,237        $12.65    Cornerstone VUL                          10,103          $13.63
Cornerstone VUL III                      1,163,294        $10.75    Cornerstone VUL II/Variable
Variable Estate Max                        329,864        $12.66    Estate  Max                             108,827          $12.86
Momentum Builder                           143,218        $18.56    Cornerstone VUL III                      28,750          $10.77

QUALITY BOND FUND                                                   INDEX 500 FUND
Cornerstone VUL                            145,614        $15.74    Cornerstone VUL                         291,235          $16.75
Cornerstone VUL II/Variable                                         Cornerstone VUL II/Variable
Estate Max                                 548,077        $14.75    Estate  Max                           2,365,050          $16.66
Cornerstone VUL III                        105,218        $11.13    Cornerstone VUL III                   1,462,595           $9.38
Momentum Builder                            10,167        $26.99

                                                                    MID CAP GROWTH FUND
HIGH YIELD BOND FUND                                                Cornerstone VUL                         218,539          $19.31
Cornerstone VUL                            168,607        $15.57    Cornerstone VUL II/Variable
Cornerstone VUL II/Variable                                         Estate  Max                             478,954          $16.17
Estate  Max                                381,881        $14.17    Cornerstone VUL III                     216,134           $8.70
Cornerstone VUL III                         66,627         $9.56
Momentum Builder                            22,329        $26.94    MID CAP VALUE FUND

                                                                    Cornerstone VUL                          87,088          $16.57
GROWTH EQUITY FUND                                                  Cornerstone VUL II/Variable
Cornerstone VUL                            306,998        $27.37    Estate  Max                             729,053          $16.48
Cornerstone VUL II/Variable                                         Cornerstone VUL III                     135,503          $11.25
Estate  Max                                597,100        $23.65
Cornerstone VUL III                        421,672         $8.63    BALANCED PORTFOLIO
Momentum Builder                            22,720        $37.50    Cornerstone VUL                         137,731          $22.26
                                                                    Cornerstone VUL II/Variable
LARGE CAP VALUE FUND                                                Estate  Max                             310,765          $19.82
Cornerstone VUL                            404,167        $26.94    Cornerstone VUL III                     192,958          $11.96
Cornerstone VUL II/Variable
Estate  Max                              1,296,627        $22.05    EQUITY-INCOME PORTFOLIO
Cornerstone VUL III                        303,841        $10.27    Cornerstone VUL                         185,635          $21.70
Momentum Builder                             5,101        $44.44    Cornerstone VUL II/Variable
                                                                    Estate  Max                           1,080,914          $21.52
FLEXIBLY MANAGED FUND                                               Cornerstone VUL III                     309,504           $9.94
Cornerstone VUL                            942,673        $24.81
Cornerstone VUL II/Variable                                         GROWTH PORTFOLIO
Estate  Max                              1,982,289        $20.15    Cornerstone VUL                         418,838          $28.87
Cornerstone VUL III                        228,019        $12.00    Cornerstone VUL II/Variable
Momentum Builder                             1,660        $42.29    Estate  Max                           1,784,387          $28.63
                                                                    Cornerstone VUL III                   1,024,635          $10.12


INTERNATIONAL EQUITY FUND


Cornerstone VUL                            479,609        $22.71   ASSET MANAGER PORTFOLIO
Cornerstone VUL II/Variable                                        Cornerstone VUL                          61,608          $18.30
Estate Max                               1,141,769        $19.68   Cornerstone VUL II/Variable
Cornerstone VUL III                        411,015        $10.79   Estate  Max                             300,503          $18.14
                                                                   Cornerstone VUL III                     119,415           $9.81
SMALL CAP VALUE FUND
Cornerstone VUL                             90,309        $16.21   EMERGING MARKETS EQUITY (INT'L)
Cornerstone VUL II/Variable                                        PORTFOLIO
Estate Max                                 689,089        $16.08   Cornerstone VUL                          89,392           $7.95
Cornerstone VUL III                        189,666        $10.41   Cornerstone VUL II/Variable
                                                                   Estate  Max                             434,573           $7.90
EMERGING GROWTH FUND                                               Cornerstone VUL III                     173,804           $8.33
Cornerstone VUL                            137,532        $37.44
Cornerstone VUL II/Variable
Estate Max                                 597,748        $37.23
Cornerstone VUL III                        649,542        $12.09

                         REPORT OF INDEPENDENT AUDITORS


The Penn Mutual Life Insurance Company and Contract Owners of Penn Mutual Variable Life Account I


We have audited the accompanying statement of assets and liabilities of the Penn Mutual Variable Life Account I (comprising, respectively, Money Market Fund, Quality Bond Fund, High Yield Bond Fund, Growth Equity Fund, Large Cap Value Fund, Flexibly Managed Fund, Small Cap Value Fund, International Equity Fund, Emerging Growth Fund, Limited Maturity Bond Fund, Index 500 Fund, Mid Cap Value Fund, Mid Cap Growth Fund, Balanced Portfolio, Equity-Income Portfolio, Growth Portfolio, Asset Manager Portfolio, Emerging Markets Equity (Int'l) Portfolio) as of December 31, 2000 and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended. The financial statements are the responsibility of the management of Penn Mutual Variable Life Account I. Our responsibility is to express an opinion on these financial statements based on our audits.


We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Penn Mutual Variable Life Account I at December 31, 2000, the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                  /s/ Ernst & Young LLP
                                                      --------------------------


Philadelphia, Pennsylvania
March 30, 2001

--------------------------------------------------------------------------------
             THE PENN MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS
--------------------------------------------------------------------------------


 AS OF DECEMBER 31,                                                           2000                 1999
-----------------------------------------------------------------------------------------------------------
 (IN THOUSANDS)
 ASSETS

 Debt securities, at fair value                                          $ 4,760,084           $  4,733,261
 Equity securities, at fair value                                              4,132                  3,949
 Mortgage loans on real estate                                                17,528                 27,115
 Real estate, net of accumulated depreciation                                 18,641                 15,461
 Policy loans                                                                652,564                642,420
 Short-term investments                                                        5,146                  6,934
 Other invested assets                                                       192,209                137,766
                                                                        ------------           ------------
          Total investments                                                5,650,304              5,566,906

 Cash and cash equivalents                                                    21,384                 37,481
 Investment income due and accrued                                            93,761                 89,254
 Deferred acquisition costs                                                  535,237                549,573
 Amounts recoverable from reinsurers                                         244,003                220,847
 Broker/dealer receivables                                                 1,321,752              1,143,702
 Other assets                                                                133,303                109,818
 Separate account assets                                                   2,708,272              2,865,366
                                                                        ------------           ------------

         TOTAL ASSETS                                                   $ 10,708,016           $ 10,582,947
                                                                        ============           ============

 LIABILITIES

 Reserves for future policy benefits                                    $  2,715,110           $  2,735,609
 Other policyholder funds                                                  2,584,826              2,710,589
 Policyholders' dividends payable                                             28,422                 28,770
 Broker/dealer payables                                                      913,483                646,479
 Accrued income tax payable                                                   78,790                 31,919
 Other liabilities                                                           458,137                573,909
 Separate account liabilities                                              2,708,272              2,865,366
                                                                        ------------           ------------

         TOTAL LIABILITIES                                                 9,487,040              9,592,641
                                                                        ------------           ------------

 EQUITY

 Retained earnings                                                         1,162,394              1,023,704
 Accumulated other comprehensive income/(loss) -
      unrealized gains/(losses)                                               58,582               (33,398)
                                                                        ------------           ------------

         TOTAL EQUITY                                                      1,220,976                990,306
                                                                        ------------           ------------

             TOTAL LIABILITIES AND EQUITY                               $ 10,708,016           $ 10,582,947
                                                                        ============           ============


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
             THE PENN MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                         CONSOLIDATED INCOME STATEMENTS
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31,                                             2000                  1999               1998
-----------------------------------------------------------------------------------------------------------------------------
REVENUES

Premium and annuity considerations                                      $   129,158           $   130,516         $  154,615
Policy fee income                                                           146,200               131,709            114,681
Net investment income                                                       449,021               431,222            433,530
Net realized capital gains/(losses)                                          (8,256)                  803              3,912
Broker/dealer fees and commissions                                          478,321               395,483            331,285
Other income                                                                 26,825                24,895             15,543
                                                                        -----------            ----------         ----------

TOTAL REVENUE                                                             1,221,269             1,114,628          1,053,566
                                                                        -----------            ----------         ----------

BENEFITS AND EXPENSES

Benefits paid to policyholders and beneficiaries                            409,207               429,791            445,148
Policyholder dividends                                                       56,846                56,603             61,369
Decrease in reserves for future policy benefits                             (42,184)              (54,080)           (23,337)
General expenses                                                            270,328               238,603            205,698
Broker/dealer sales expense                                                 258,340               216,712            180,255
Amortization of deferred acquisition costs                                   72,495                52,668             42,223
                                                                        -----------            ----------         ----------

TOTAL BENEFITS AND EXPENSES                                               1,025,032               940,297            911,356
                                                                        -----------            ----------         ----------

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES                       196,237               174,331            142,210
                                                                        -----------            ----------         ----------

Income taxes:
   Current                                                                   49,503                45,928             48,839
   Deferred                                                                   8,238                20,396              8,180
                                                                        -----------            ----------         ----------

TOTAL INCOME TAX EXPENSE                                                     57,741                66,324             57,019
                                                                        -----------            ----------         ----------

INCOME FROM CONTINUING OPERATIONS                                           138,496               108,007             85,191
                                                                        -----------            ----------         ----------

DISCONTINUED OPERATIONS
Income (loss) from operations of discontinued segment
     (net of income taxes of $104, $(2,137) and $670)                           194                (3,968)             1,243

Loss on sale of discontinued operations (less
     applicable income tax benefit of $13,181)                                    -               (24,480)                 -
                                                                        -----------            ----------         ----------

          NET INCOME                                                    $   138,690            $   79,559         $   86,434
                                                                        ===========            ==========         ==========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
             THE PENN MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY
--------------------------------------------------------------------------------

                                                                           OTHER
                                                                       COMPREHENSIVE              RETAINED               TOTAL
                                                                       INCOME/(LOSS)              EARNINGS               EQUITY
------------------------------------------------------------------------------------------------------------------------------------
 (IN THOUSANDS)
 BALANCE AT JANUARY 1, 1998                                          $    152,009             $    857,711            $ 1,009,720

 Net income for 1998                                                            -                   86,434                 86,434
 Other comprehensive income, net of tax
    Unrealized appreciation of securities,
     net of reclassification adjustment                                    45,130                        -                 45,130
                                                                                                                      -----------
 Comprehensive Income                                                                                                     131,564
                                                                     ------------             ------------            -----------
 BALANCE AT DECEMBER 31, 1998                                             197,139                  944,145              1,141,284

 Net income for 1999                                                            -                   79,559                 79,559
 Other comprehensive loss, net of tax
    Unrealized depreciation of securities,
     net of reclassification adjustment                                  (230,537)                       -               (230,537)
                                                                                                                      -----------
 Comprehensive Loss                                                                                                      (150,978)
                                                                     ------------             ------------            -----------
 BALANCE AT DECEMBER 31, 1999                                             (33,398)               1,023,704                990,306

 Net income for 2000                                                            -                  138,690                138,690
 Other comprehensive income, net of tax
    Unrealized appreciation of securities,
     net of reclassification adjustment                                    91,980                        -                 91,980
                                                                                                                      -----------
 Comprehensive Income                                                                                                     230,670
                                                                     ------------             ------------            -----------
 BALANCE AT DECEMBER 31, 2000                                        $     58,582             $  1,162,394            $ 1,220,976
                                                                     ============             ============            ===========


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
             THE PENN MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31,                                                       2000           1999            1998
--------------------------------------------------------------------------------------------------------------------------------
(IN THOUSANDS)
                      CASH FLOWS FROM OPERATING ACTIVITIES

Net income                                                                        $  138,690      $   79,559       $   86,434
Adjustments to reconcile net income to net cash provided by operations:
  Capitalization of policy acquisition costs                                         (92,100)        (78,644)         (72,356)
  Amortization of deferred acquisition costs                                          72,495          52,668           42,223
  Policy fees on universal life and investment contracts                             (82,557)        (80,456)        (120,315)
  Interest credited on universal life and investment contracts                       130,473         132,213          146,081
  Depreciation and amortization                                                        4,440           6,294            4,750
  Net realized capital (gains)/losses                                                  8,256            (803)          (3,912)
  Net realized loss on sale of discontinued operations                                     -          37,661                -
  (Increase)/decrease in investment income due and accrued                            (4,507)         14,954           (1,136)
  (Increase) in amounts recoverable from reinsurers                                  (23,156)        (18,419)          (6,372)
  (Decrease) in reserves for future policy benefits                                  (20,499)        (25,710)          (8,696)
  Increase/(decrease) in accrued income tax payable                                   (2,684)         13,222           25,622
  Other, net                                                                         (15,259)         (4,142)           2,512
                                                                                  ----------       ---------        ---------

     NET CASH PROVIDED BY OPERATING ACTIVITIES                                       113,592         128,397           94,835
                                                                                  ----------       ---------        ---------

                      CASH FLOWS FROM INVESTING ACTIVITIES

SALE OF INVESTMENTS:
  Debt securities available for sale                                               2,310,160       1,624,576        1,837,209
  Equity securities                                                                   39,963          12,003           35,496
  Real estate                                                                            366             853            9,937
  Other                                                                                  376           3,884           18,074

MATURITY AND OTHER PRINCIPAL REPAYMENTS:
  Debt securities available for sale                                                 335,882         415,888          496,283
  Mortgage loans                                                                       7,949          17,596            2,357
  Other                                                                                6,768           3,963                -

COST OF INVESTMENTS ACQUIRED:
  Debt securities available for sale                                              (2,541,312)     (1,752,394)      (2,315,067)
  Equity securities                                                                  (36,824)        (12,097)         (26,390)
  Real estate                                                                            (97)         (1,366)            (293)
  Other                                                                              (41,109)        (39,139)         (17,917)


Change in policy loans, net                                                          (10,144)         (4,044)           4,613
(Increase)/decrease in short-term investments, net                                     1,788          (5,910)          42,446
Purchases of furniture and equipment, net                                             (9,629)        (10,900)          (9,446)
Sale of discontinued operations                                                            -        (160,332)               -
                                                                                  ----------       ---------        ---------

     NET CASH PROVIDED BY INVESTING ACTIVITIES                                        64,137          92,581           77,302
                                                                                  ----------       ---------        ---------


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
             THE PENN MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                CONSOLIDATED STATEMENTS OF CASH FLOWS - CONTINUED
--------------------------------------------------------------------------------

 FOR THE YEARS ENDED DECEMBER 31,                                                 2000             1999             1998
---------------------------------------------------------------------------------------------------------------------------
 (IN THOUSANDS)
                    CASH FLOWS FROM FINANCING ACTIVITIES

 Deposits for universal life and investment contracts                        $   643,805      $   605,568      $   589,070
 Withdrawals from universal life and investment contracts                       (747,843)        (641,296)        (605,821)
 Transfers to separate accounts                                                  (67,992)        (146,981)        (147,708)
 Issuance/(repayment) of debt                                                   (110,750)         167,228           90,772
 (Increase)/decrease in net broker dealer receivables                             88,954         (192,484)        (111,046)
                                                                             -----------      -----------      -----------

      NET CASH USED BY FINANCING ACTIVITIES                                     (193,826)        (207,965)        (184,733)
                                                                             -----------      -----------      -----------

      NET INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS                       (16,097)          13,013          (12,596)

 CASH AND CASH EQUIVALENTS
      Beginning of the year                                                       37,481           24,468           37,064
                                                                             -----------      -----------      -----------
      END OF THE YEAR                                                        $    21,384      $    37,481      $    24,468
                                                                             ===========      ===========      ===========









   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
             THE PENN MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                 (IN THOUSANDS)
--------------------------------------------------------------------------------

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
ORGANIZATION AND BASIS OF PRESENTATION
The Penn Mutual Life Insurance Company was founded and commenced business in 1847 as a mutual life insurance company. The Company concentrates primarily on the sale of individual life insurance and annuity products. The primary products that the Company currently markets are traditional whole life, term life, universal life, variable life, immediate annuities and deferred annuities, both fixed and variable. The Company markets its products through a network of career agents, independent agents, and independent marketing organizations. The Company is also involved in the broker-dealer business which offers a variety of investment products and services and is conducted through the Company's non-insurance subsidiaries. The Company sells its products in all fifty states and the District of Columbia.

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States and include the accounts of The Penn Mutual Life Insurance Company, its wholly owned life insurance subsidiary, The Penn Insurance and Annuity Company ("PIA"), and non-insurance subsidiaries (principally broker/dealer and investment advisory subsidiaries) (the "Company"). All significant intercompany accounts and transactions have been eliminated in consolidation. The preparation of financial statements requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and notes to the consolidated financial statements.

NEW ACCOUNTING PRONOUNCEMENTS
In June 1998, the FASB issued Statement of Financial Accounting Standards No
(SFAS). 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS No. 133 requires all derivatives to be recognized in the statement of financial position as either assets or liabilities and measured at fair value. The corresponding derivative gains and losses should be reported based on hedge relationships that exist. Changes in the fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria in SFAS No. 133, are required to be reported in earnings, which may increase the volatility of reported net income. In June 1999, the FASB issued SFAS No. 137 which defers the effective date for implementation of SFAS No. 133 to fiscal years beginning after June 15, 2000. In June 2000, the FASB issued SFAS No. 138 "Accounting for Certain Derivative Instruments and Certain Hedging Activities", which addresses certain issues arising from the implementation of SFAS 133. The consolidated financial statement impact resulting from the adoption of SFAS No. 133 on January 1, 2001, its effective date, will not be material, as most provisions are applied prospectively.

INVESTMENTS
Debt securities (bonds, notes, redeemable preferred stocks and mortgage-backed securities) which might be sold prior to maturity are classified as available for sale. These securities are carried at fair value, with the change in unrealized gains and losses reported in other comprehensive income. Interest on debt securities is credited to income as it is earned. Debt securities are amortized using the scientific method. Prepayment assumptions for loan-backed and structured securities are obtained from broker dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environments. The retrospective adjustment method is used to value all such securities.

Equity securities are classified as available for sale and carried at fair value. Dividends on equity securities are credited to income on their ex-dividend dates.

--------------------------------------------------------------------------------
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED
                                 (IN THOUSANDS)
--------------------------------------------------------------------------------
The Company regularly evaluates the carrying value of debt and equity securities based on current economic conditions, past credit loss experience and other circumstances of the investee. A decline in a security's fair value that is deemed to be other than temporary is treated as a realized loss and a reduction in the cost basis of the security.

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances on impaired loans are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the measurement method used is collateral value.

Investment real estate, which the Company has the intent to hold, is carried at cost less accumulated depreciation and valuation reserves. Depreciation is calculated using the straight-line method over the estimated useful lives of the real estate.

Policy loans are carried at the unpaid principal balances.

Short-term investments include securities purchased with a maturity date of 90 days to less than one year. Short-term investments are valued at cost.

Other invested assets primarily include private equity limited partnerships which are carried at fair value. Income from these partnerships is recognized using the cost method.

Realized gains and losses are determined by specific identification and are included in income on the trade date, net of amortization of deferred acquisition costs. Unrealized gains and losses, net of appropriate taxes and amortization of deferred acquisition costs, are accounted for as a separate component of other comprehensive income.

The Company utilizes various financial instruments, such as interest rate swaps, financial futures and structured notes, to hedge against interest rate fluctuation. Most of these investments are recorded as accounting hedges using a valuation method consistent with the valuation method of the assets hedged. Gains and losses on these instruments are deferred and recognized in the Consolidated Income Statements over the remaining life of the hedged security. Changes in the fair value of these instruments are reported as unrealized gains or losses. Realized gains or losses are recognized when the hedged securities are sold.

CASH AND CASH EQUIVALENTS
Cash and cash equivalents include cash on hand, money market instruments and other debt securities with a maturity of 90 days or less when purchased.

OTHER ASSETS
Property and equipment and leasehold improvements are stated at cost, less accumulated depreciation and amortization. Depreciation is calculated using the straight-line method over the estimated useful lives of the related assets. Amortization of leasehold improvements is calculated using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements. Accumulated depreciation and amortization on property and equipment and leasehold improvements was $55,884 and $50,971 at December 31, 2000 and 1999, respectively. Related depreciation and amortization expense was $8,835, $8,441 and $8,586 for the years ended December 31, 2000, 1999 and 1998 respectively.

Goodwill represents the excess of the cost of the businesses acquired over the fair value of their net assets. These costs are amortized on a straight-line basis over not more than 40 years and are included in other assets in the Consolidated Balance Sheets. Unamortized goodwill included in other assets amounted to $15,999 and $17,228 at December 31, 2000 and 1999, respectively. Goodwill amortization was $1,229, $1,008 and $806 for 2000, 1999 and 1998 respectively.

--------------------------------------------------------------------------------
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED
                                 (IN THOUSANDS)
--------------------------------------------------------------------------------

DEFERRED ACQUISITION COSTS
Costs of acquiring new insurance and annuity contracts, which vary with and are primarily related to the production of new business, have been deferred to the extent that such costs are deemed recoverable from future gross profits. Such costs include commissions, certain costs of policy issuance and underwriting, and certain variable agency expenses.

Deferred acquisition costs related to participating traditional and universal life insurance policies and annuity products without mortality risk that include significant surrender charges are being amortized over the lesser of the estimated or actual contract life in proportion to estimated gross profits arising principally from interest, mortality and expense margins and surrender charges. The effects on amortization of deferred acquisition costs of revisions to estimated gross profits are reflected in earnings in the period such estimated gross profits are revised. Deferred acquisition costs are reviewed to determine that the unamortized portion of such costs is recoverable from future estimated gross profits. Certain costs and expenses reported in the consolidated income statements are net of amounts deferred.

SEPARATE ACCOUNTS
Separate Account assets and liabilities represent segregated funds administered and invested by the Company primarily for the benefit of variable life insurance policyholders and annuity and pension contractholders, including certain of the Company's benefit plans. The value of the assets in the Separate Accounts reflects the actual investment performance of the respective accounts and is not guaranteed by the Company. The carrying value for Separate Account assets and liabilities approximates the estimated fair value of the underlying assets.

INSURANCE LIABILITIES AND REVENUE RECOGNITION
PARTICIPATING TRADITIONAL LIFE AND LIFE CONTINGENT ANNUITY PRODUCTS
Future policy benefits include reserves for participating traditional life insurance and life contingent annuity products and are established in amounts adequate to meet the estimated future obligations of the policies in force. Liabilities for participating traditional life products are computed using the net level premium method, using assumptions for investment yields, mortality, morbidity and withdrawals, which are consistent with the dividend fund interest rate and mortality rates used in calculating cash surrender values. Interest rate assumptions used in the calculation of the liabilities for participating traditional life products ranged from 2.25% to 4.5%. Premiums are recognized as income when due. Death and surrender benefits are reported in expense as incurred.

Liabilities for life contingent annuity products are computed by estimating future benefits and expenses. Assumptions are based on Company experience projected at the time of policy issue, with provision for adverse deviations. Interest rate assumptions range from 2.25% to 13.25%. Premiums are recognized as income as they are received. Death and surrender benefits are reported in expense as incurred.

UNIVERSAL LIFE PRODUCTS AND OTHER ANNUITY PRODUCTS
Other policyholder funds represent liabilities for universal life and investment-type annuity products. The liabilities for these products are based on the contract account value which consists of deposits received from customers and investment earnings on the account value, less administrative and expense charges. The liability for universal life products is also reduced by mortality charges. Liabilities for the non-life contingent annuity products are computed by estimating future benefits and expenses. Assumptions are based on Company experience projected at the time of policy issue. Interest rate assumptions range from 2.0% to 11.25%.

Contract charges assessed against account value for universal life and investment-type annuities are reflected as policy fee income in revenue. Interest credited to account values and universal life benefit claims in excess of fund values are reflected as benefit expense.

--------------------------------------------------------------------------------
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED
                                 (IN THOUSANDS)
--------------------------------------------------------------------------------

POLICYHOLDERS' DIVIDENDS
The majority of the Company's insurance products have been issued on a participating basis. As of December 31, 2000, participating insurance expressed as a percentage of insurance in force is 92%, and as a percentage of premium income is 88%. The amount of policyholders' dividends to be paid is approved annually by the Board of Trustees. The aggregate amount of policyholders' dividends is calculated based on actual interest, mortality, morbidity and expense experience for the year and on management's judgment as to the appropriate level of equity to be retained by the Company. The carrying value of this liability approximates the earned amount and fair value at December 31, 2000.

BROKER/DEALER REVENUE RECOGNITION
Broker-dealer transactions in securities and listed options, including related commission revenue and expense, are recorded on a settlement-date basis. There would be no material effect on the financial statements if such transactions were recorded on a trade-date basis.

FEDERAL INCOME TAXES
The Company files a consolidated federal income tax return with its life and non-life insurance subsidiaries. Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are established to reflect the impact of temporary differences between the amount of assets and liabilities recognized for financial reporting purposes and such amounts recognized for tax purposes. These deferred tax assets or liabilities are measured by using the enacted tax rates expected to apply to taxable income in the period in which the deferred tax liabilities or assets are expected to be settled or realized.

REINSURANCE
In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers under excess coverage and coinsurance contracts. The Company has set its retention limit for acceptance of risk on life insurance policies at various levels up to $2,000.

Insurance liabilities are reported before the effects of reinsurance. Reinsurance receivables (including amounts related to insurance liabilities) are reported as assets. Estimated reinsurance receivables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts.

--------------------------------------------------------------------------------
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED
                                 (IN THOUSANDS)
--------------------------------------------------------------------------------

2.  INVESTMENTS:

DEBT SECURITIES
The following tables summarize the Company's investment in debt securities, including redeemable preferred stocks. All debt securities are classified as available for sale and are carried at fair value. Amortized cost is net of cumulative writedowns for other than temporary declines in value of $16,366 and $8,703 as of December 31, 2000 and 1999, respectively.

                                                                      DECEMBER 31, 2000
                                               --------------------------------------------------------
                                                                    GROSS           GROSS
                                                  AMORTIZED      UNREALIZED      UNREALIZED    FAIR
                                                    COST            GAINS          LOSSES      VALUE
                                               --------------------------------------------------------
  U.S. Treasury securities and U.S.
       Government and agency securities         $    311,509    $   5,716   $      5,804    $   311,421
  States and political subdivisions                        -            -              -              -
  Foreign governments                                 19,902        1,854              -         21,756
  Corporate securities                             2,460,179       91,383         89,895      2,461,667
  Mortgage and other asset-backed securities       1,912,491       64,967         12,439      1,965,019
                                               --------------------------------------------------------
       Total bonds                                 4,704,081      163,920        108,138      4,759,863

  Redeemable preferred stocks                           240             -             19            221
                                               --------------------------------------------------------
       TOTAL                                    $  4,704,321    $ 163,920   $    108,157    $ 4,760,084
                                               ========================================================

                                                                      DECEMBER 31, 1999
                                               --------------------------------------------------------
                                                                    GROSS           GROSS
                                                  AMORTIZED      UNREALIZED      UNREALIZED     FAIR
                                                    COST            GAINS          LOSSES      VALUE
                                               --------------------------------------------------------
  U.S. Treasury securities and U.S.
       Government and agency securities
                                                $     10,527    $     119   $        178    $    10,468
  States and political subdivisions                   11,600            -             58         11,542
  Foreign governments                                 19,854          758              -         20,612
  Corporate securities                             2,678,302       69,875        116,357      2,631,820
  Mortgage and other asset-backed securities       2,106,506        9,975         58,011      2,058,470
                                               --------------------------------------------------------
       Total bonds                                 4,826,789       80,727        174,604      4,732,912

  Redeemable preferred stocks                            360            -             11            349
                                               --------------------------------------------------------
       TOTAL                                    $  4,827,149    $  80,727   $    174,615    $ 4,733,261
                                               ========================================================

--------------------------------------------------------------------------------
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED
                                 (IN THOUSANDS)
--------------------------------------------------------------------------------
The following table summarizes the amortized cost and fair value of debt securities, including redeemable preferred stocks, as of December 31, 2000 by contractual maturity.

                                                                   AMORTIZED
               Years to maturity:                                    COST           FAIR VALUE
                                                                 ------------   ---------------
               One or less                                       $    90,496       $    81,026
               After one through five
                                                                     515,410           525,797
               After five through ten
                                                                     784,832           805,453
               After ten                                           1,400,852         1,382,568
               Mortgage and other asset-backed securities          1,912,491         1,965,019
                                                                 ------------   --------------
                    Total bonds                                    4,704,081         4,759,863
               Redeemable preferred stocks                               240               221
                                                                 ------------   --------------
                    TOTAL                                        $ 4,704,321       $ 4,760,084
                                                                 ============   ==============

Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties. Mortgage and other asset-backed securities are presented separately in the maturity schedule due to the potential for prepayment. The weighted average life of these securities is 7.3 years.

At December 31, 2000, the Company held $1,965,019 in mortgage and other asset-backed securities. The structured securities portfolio consists of commercial and residential mortgage pass-through holdings totaling $1,433,583 and securities backed by credit card receivables, auto loans, home equity and manufactured housing loans totaling $531,436. These securities follow a structured principal repayment schedule and are of high credit quality. Securities totaling $1,446,532 are rated AAA and include $17,780 of interest-only tranches . As of December 31, 2000 and 1999, the Company's investments included $331,856 and $370,541, respectively, of the tranches retained from the 1996 securitization of the Company's commercial mortgage loan portfolio. These investments represented 27% and 37% of equity at December 31, 2000 and 1999, respectively.

At December 31, 2000, the largest industry concentration of the Company's portfolio was investments in the utility industry of $651,025 representing 14% of the total debt portfolio.

Proceeds during 2000, 1999 and 1998 from sales of available-for-sale securities were $2,323,718, $1,623,191, and $1,931,269, respectively. Gross gains and gross losses realized on those sales were $27,008 and $41,195, respectively, during 2000, $18,843 and $17,702, respectively, during 1999, and $37,324 and $35,257, respectively, during 1998.

The Company's investment portfolio of debt securities is predominantly comprised of investment grade securities. At December 31, 2000 and 1999, debt securities with amortized cost totaling $177,104 and $218,351, respectively, were less than investment grade. At December 31, 2000 and 1999, the Company held no securities which were to be restructured pursuant to commenced negotiations. The Company did not hold any debt securities which were non-income producing for the preceding twelve months as of December 31, 2000 and 1999.

EQUITY SECURITIES
During 2000, 1999 and 1998, the proceeds from sales of equity securities amounted to $39,963, $12,003 and $35,496, respectively. The gross gains and gross losses realized on those sales were $3,872 and $833, $89 and $352 and $3,095 and $239 for 2000, 1999 and 1998, respectively.

--------------------------------------------------------------------------------
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED
                                 (IN THOUSANDS)
--------------------------------------------------------------------------------

MORTGAGE LOANS
The following tables summarize the carrying value of mortgage loans, by property type and geographic concentration, at December 31.
                                                    2000              1999
                                                  --------          --------
                PROPERTY TYPE
                   Office building                $  1,234          $  1,366
                   Retail                            4,782             8,414
                   Dwellings                         9,312            16,062
                   Other                             2,200             2,773
                   Valuation Allowance                --              (1,500)
                                                  --------          --------
                     Total                        $ 17,528          $ 27,115
                                                  ========          ========

                                                    2000              1999
                                                  --------          --------
                GEOGRAPHIC CONCENTRATION
                   Northeast                      $  1,940          $  5,506
                   Midwest                           5,282             5,515
                   South                             4,781            11,612
                   West                              5,525             5,982
                   Valuation Allowance                --              (1,500)
                                                  --------          --------
                     TOTAL                        $ 17,528          $ 27,115
                                                  ========          ========

The following table presents changes in the mortgage loan valuation allowance for the years presented:
                                                     2000            1999
                                                 ---------        ---------

                Balance at January 1             $   1,500        $   3,800
                   Reduction in provision           (1,500)          (2,300)
                   Charge-offs                           -                -
                                                 ---------        ---------
                Balance at December 31           $       -        $   1,500
                                                 =========        =========

As of December 31, 2000 and 1999, the Company's mortgage loan portfolio contained no loans delinquent over 60 days or in foreclosure and there were no non-income producing mortgage loans for the preceding twelve months.

During 2000 and 1999, the Company did not restructure the terms of any outstanding mortgages. As of December 31, 2000 and 1999, the mortgage loan portfolio included $1,940 and $2,275, respectively, of restructured mortgage loans.

Restructured mortgage loans include commercial loans for which the basic terms, such as interest rate, maturity date, collateral or guaranty have been changed as a result of actual or anticipated delinquency. Restructures do not include mortgages refinanced upon maturity at or above current market rates. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $266 and $305 in 2000 and 1999, respectively. Gross interest income from these loans included in net investment income totaled $186 and $211 in 2000 and 1999, respectively.

--------------------------------------------------------------------------------
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED
                                 (IN THOUSANDS)
--------------------------------------------------------------------------------

At December 31, 2000 and 1999, no loans were considered to be impaired. The Company had no investments in impaired loans during the year ended December 31, 2000. The average recorded investment in impaired loans during the year ended December 31, 1998 was approximately $6,184. During 1998, $163 was received on these impaired loans which was applied to the outstanding principal balance or will be applied to principal at the date of foreclosure.

OTHER
Investments on deposit with regulatory authorities as required by law were $6,424 and $6,444 at December 31, 2000 and 1999, respectively.

3.  INVESTMENT  INCOME AND CAPITAL GAINS:
The following table summarizes the sources of investment income, excluding investment gains/(losses), for the year ended December 31.


                                            2000         1999          1998
                                          --------     --------     --------
Debt securities                           $366,177     $385,963     $395,628
Equity securities                              248          311          206
Mortgage loans                               2,129        2,706        4,268
Real estate                                  2,209        2,209        2,903
Policy loans                                42,562       39,371       39,760
Short-term investments                       2,158          830        2,032
Other invested assets                       41,554       17,446       11,330
                                          --------     --------     --------
Gross investment income                    457,037      448,836      456,127
      Less: Investment expense               7,280       11,104       11,430
      Less: Discontinued operations            736        6,510       11,167
                                          --------     --------     --------
Investment income, net                    $449,021     $431,222     $433,530
                                          ========     ========     ========


The following table summarizes net realized capital gains/(losses) on investments for the year ended December 31. Net realized capital gains/(losses) include decreases in valuation allowances of $2,166, $1,066 and $235 in 2000, 1999 and 1998, respectively.
                                                 2000        1999         1998
                                               --------    --------    --------
Debt securities                                $(14,187)   $ (4,506)   $    110
Equity securities                                 3,039        (263)      2,856
Mortgage loans                                    1,500       2,300         210
Real estate                                       4,366         173       4,148
Other                                            (4,721)      2,430      (2,109)
Amortization of deferred acquisition costs        1,747         669      (1,303)
                                               --------    --------    --------
Net realized gains/(losses)                    $ (8,256)   $    803    $  3,912
                                               ========    ========    ========

--------------------------------------------------------------------------------
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED
                                 (IN THOUSANDS)
--------------------------------------------------------------------------------

The following table summarizes the change in unrealized gains/(losses) for investments carried at fair value which are reflected in other comprehensive income for the year ended December 31.
                                               2000         1999         1998
                                            ---------    ---------    ---------
Unrealized gains/(losses):
     Debt securities                        $ 149,651    $(477,036)   $  86,594
     Equity securities                            283          (43)      (2,092)
     Other                                     25,090        5,555       (2,091)
                                            ---------    ---------    ---------
                                              175,024     (471,524)      82,411
                                            ---------    ---------    ---------
Less:
     Deferred policy acquisition costs        (33,489)     117,050      (12,841)
     Deferred income taxes                    (49,555)     123,937      (24,440)
                                            ---------    ---------    ---------
Net change in unrealized gains/(losses)     $  91,980    $(230,537)   $  45,130
                                            =========    =========    =========

The following table sets forth the reclassification adjustment required to avoid double-counting in comprehensive income items that are included as part of net income for a period that also had been part of other comprehensive income in earlier periods:

Reclassification Adjustments                          2000         1999         1998
                                                   ----------   ----------   ---------
Unrealized holding gains/(losses) arising
     during period                                 $ 101,844    $ (255,859)  $  53,576
Reclassification adjustment for gains included
     in net income                                     9,864       (25,322)      8,446
                                                   ----------   ----------   ---------
Unrealized gains/(losses) on investments, net
    of reclassification adjustment                 $  91,980    $ (230,537)  $  45,130
                                                   ==========   ==========   =========

Reclassification adjustments reported in the above table for the years ended December 31, 2000, 1999 and 1998 are net of income tax expense/(benefits) of $(5,311), $13,635, and $(7,679), respectively, and $(7,581), $11,760, and
$(5,815), respectively, relating to the effects of such amounts on deferred acquisition costs/(benefits).

 -------------------------------------------------------------------------------
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED
                                 (IN THOUSANDS)
 -------------------------------------------------------------------------------

4.  FAIR VALUE INFORMATION:
---------------------------
The following table summarizes the carrying value and fair value of the Company's financial instruments as of December 31, 2000 and 1999.

                                                              2000                                   1999
                                                ---------------------------------      ---------------------------------
                                                    CARRYING           FAIR               CARRYING            FAIR
                                                     VALUE             VALUE                VALUE             VALUE
                                                --------------    ---------------      --------------    ---------------
FINANCIAL ASSETS:
   Debt securities, available for sale           $4,760,084          $4,760,084          $4,733,261          $4,733,261
   Equity securities
        Common stock                                    133                 133                 276                 276
        Non-redeemable preferred stocks               3,999               3,999               3,673               3,673
   Mortgage loans                                    17,528              18,865              27,115              28,615
   Policy loans                                     652,564             629,847             642,420             612,501
   Cash and cash equivalents                         21,384              21,384              37,481              37,481
   Short-term investments                             5,146               5,146               6,934               6,934
   Separate account assets                        2,708,272           2,708,272           2,865,366           2,865,366

FINANCIAL LIABILITIES:
   Investment-type contracts
        Individual annuities                     $  877,047          $  897,433          $  997,686          $1,011,298
        Group annuities                              73,939              73,082             108,251             106,566
        Other policyholder funds                    336,306             336,306             339,937             339,937
                                                 ----------          ----------          ----------          ----------
  Total policyholder funds                        1,287,292           1,306,821           1,445,874           1,457,801
  Policyholder's dividends payable                   28,422              28,422              28,770              28,770
  Separate account liabilities                    2,708,272           2,708,272           2,865,366           2,865,366

The fair values for the Company's investments in debt and equity securities are based on quoted market prices, where available. In situations where market prices are not readily available, primarily private placements, fair values are estimated using a formula pricing method based on fair values of securities with similar characteristics. The fair value of currently performing mortgage loans is estimated by discounting the cash flows associated with the investment, using an interest rate currently offered for similar loans to borrowers with similar credit ratings. Loans with similar credit quality, characteristics and time to maturity are aggregated for purposes of discounted cash flow analysis. Assumptions regarding credit risk, cash flows and discount rates are determined using the available market and borrower-specific information. The fair value for non-performing loans is based on the estimated fair value of the underlying real estate, which is based on recent appraisals or other estimation techniques. The fair value of policy loans is calculated by discounting estimated future cash flows using interest rates currently being offered for similar loans. Loans with similar characteristics are aggregated for purposes of the calculations. The carrying values of cash, cash equivalents, short-term investments and separate account assets approximate their fair values. The resulting fair values may not be indicative of the value which could be negotiated in an actual sale.

--------------------------------------------------------------------------------
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED
                                 (IN THOUSANDS)
--------------------------------------------------------------------------------

The fair values of the Company's liabilities for individual annuities and certain group annuities are estimated by discounting the cash flows associated with the contracts, using an interest rate currently offered for similar contracts with maturities similar to those remaining for the contracts being valued. The statement values of policyholders' dividends payable and separate account liabilities approximate their fair values.

Currently, disclosure of estimated fair values is not required for all the Company's assets and liabilities. Therefore, presentation of the estimated fair value of a significant portion of assets without a corresponding valuation of liabilities associated with insurance contracts can be misinterpreted. The estimated fair values of liabilities under all of the Company's contracts are considered in the overall management of interest rate risk. The continuing management of the relationship between the maturities of the Company's investments and the amounts payable under insurance contracts reduces the Company's exposure to changing interest rates.

The Company is exposed to interest rate risk on its interest-sensitive products. The Company's investment strategy is designed to minimize interest risk by managing the durations and anticipated cash flows of the Company's assets and liabilities.

To minimize exposure and reduce risk from exchange and interest rate fluctuations in the normal course of business, the Company enters into interest rate swap programs for purposes other than trading. As of December 31, 2000, the Company had no interest rate swaps. As of December 31, 1999, the Company had interest rate swaps with aggregate notional amounts equal to $20,000, with average unexpired terms of 7 months. Interest rate swap agreements involve the exchange of fixed and floating rate interest payment obligations without an exchange of the underlying notional principal amounts. During the term of the swap, the net settlement amount is accrued as an adjustment to interest income. Gross unrealized gains and losses, which represent fair value based on dealer-quoted prices, were $335 and $0, respectively, at December 31, 1999. These fair values represent the amount at risk if the counterparties default and the amount that the Company would receive to terminate the contracts, taking into account current interest rates and, where appropriate, the current creditworthiness of the counterparties.

In the normal course of business, the Company loans securities under arrangements in which collateral is obtained in amounts greater than the current market value of loaned securities. This collateral is held in the form of cash, cash equivalents or securities issued or guaranteed by the United States Government. The Company is at risk to the extent the value of loaned securities exceeds the value of the collateral obtained. The Company controls this risk by requiring collateral of the highest quality and requiring that additional collateral be deposited when the market value of loaned securities increases in relation to the collateral held or the value of the collateral held decreases in relation to the value of the loaned securities. The Company had loaned securities outstanding of $315,579 and $34,457 as of December 31, 2000 and 1999, respectively.

--------------------------------------------------------------------------------
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED
                                 (IN THOUSANDS)
--------------------------------------------------------------------------------

5.  INCOME TAXES:
-----------------
The Company follows the asset and liability method of accounting for income taxes whereby current and deferred tax assets and liabilities are recognized utilizing currently enacted tax laws and rates. Deferred taxes are adjusted to reflect tax rates at which future tax liabilities or assets are expected to be settled or realized.

Deferred income taxes reflect the impact for financial statement reporting purposes of temporary differences between the financial statement carrying amounts and tax basis of assets and liabilities. The significant temporary differences that give rise to the deferred tax assets and liabilities at December 31 relate to the following:

                                                 2000                1999
                                               ---------          ---------
     DEFERRED TAX ASSETS:
       Future policy benefits                  $  88,190          $  90,877
       Policyholders' dividends payable            9,888             10,010
       Allowances for investment losses            6,397              6,153
       Employee benefit liabilities               32,183             30,479
       Unrealized investment losses                  -               17,934
       Other                                      17,508             17,256
                                               ---------          ---------
         Total deferred tax asset                154,166            172,709
                                               ---------          ---------
     DEFERRED TAX LIABILITIES:
       Deferred acquisition costs                149,994            145,360
       Unrealized investment gains                31,974                -
       Other                                      21,027             18,484
                                               ---------          ---------
         Total deferred tax liability            202,995            163,844
                                               ---------          ---------
       Net deferred tax liability/(asset)         48,829             (8,865)
       Tax currently payable                      29,961             40,784
                                               ---------          ---------
       ACCRUED INCOME TAX PAYABLE              $  78,790          $  31,919
                                               =========          =========

The federal income taxes attributable to consolidated net income are different from the amounts determined by multiplying consolidated net income before federal income taxes by the expected federal income tax rate. The difference between the amount of tax at the U.S. federal income tax rate of 35% and the consolidated tax provision is summarized as follows:

                                             2000        1999        1998
                                           --------    --------    --------
     Tax expense at 35%                    $ 68,787    $ 45,697    $ 50,443
     Increase in income taxes resulting
     from:
        Differential earnings amount              -       3,010       2,681
        Dividends received deduction        (13,042)     (1,712)     (2,206)
        Other                                 2,100       4,011       6,771
                                           --------    --------    --------
     FEDERAL INCOME TAX EXPENSE            $ 57,845    $ 51,006    $ 57,689
                                           ========    ========    ========

--------------------------------------------------------------------------------
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED
                                 (IN THOUSANDS)
--------------------------------------------------------------------------------

The make up of the tax expense/(benefit) is as follows:
                                             2000        1999        1998
                                           --------    --------    --------
     Continuing operations                 $ 57,741    $ 66,324    $ 57,019
     Discontinued operations:
        Operations                              104      (2,137)        670
        Sale                                      -     (13,181)          -
                                           --------    --------    --------
       TOTAL FEDERAL INCOME TAX EXPENSE    $ 57,845    $ 51,006    $ 57,689
                                           ========    ========    ========

As a mutual life insurance company, the Company is subject to Internal Revenue Code provisions which require mutual, but not stock, life insurance companies to increase each year's taxable income by a Differential Earnings Amount (DEA). This amount is computed by multiplying the Company's average taxable equity base by a prescribed rate, which is intended to reflect the difference between stock and mutual companies' earnings rates.

The Internal Revenue Service has examined the Company's income tax returns through the year 1994 and is currently examining years 1995 through 1997. Management believes that an adequate provision has been made for potential assessments.

6.  BENEFIT PLANS:
------------------
The following table summarizes the funded status and accrued benefit cost for the Company's defined benefit plans and other postretirement benefit plans as of December 31:

                                                       PENSION BENEFITS                OTHER BENEFITS
                                                  ------------------------        ------------------------
                                                    2000            1999            2000            1999
                                                  --------        --------        --------        --------
     Benefit Obligation                           $(82,239)       $(90,293)       $(17,854)       $(27,808)
     Fair value of plan assets                      58,647          63,616               -               -
                                                  --------        --------        --------        --------
     Funded Status                                $(23,592)       $(26,677)       $(17,854)       $(27,808)
                                                  ========        ========        ========        ========
     Accrued benefit cost recognized in the
        consolidated balance sheet                $(28,945)       $(25,861)       $(41,838)       $(44,205)

The weighted-average assumptions used to measure the actuarial present value of the projected benefit obligation were:

                                                       PENSION BENEFITS                OTHER BENEFITS
                                                  ------------------------        ------------------------
                                                    2000            1999            2000            1999
                                                  --------        --------        --------        --------
     Discount rate                                  7.75%          6.75%            7.75%           6.75%
     Expected return on plan assets                 8.00%          8.00%               -               -
     Rate of compensation increase                  5.50%          5.50%            5.50%           5.00%

At December 31, 2000, the assumed health care cost trend rate used in measuring the accumulated postretirement benefit obligation was 9% for 2001, grading to 5% for 2006. At December 31, 1999, the assumed health care cost trend rate used in measuring the accumulated postretirement benefit obligation was 8% for 2000, grading to 5% for 2004. At December 31, 1998, the assumed health care cost trend rate used in measuring the accumulated postretirement benefit obligation was 8% for 1999, grading to 5% for 2004. Assumed health care cost trend rates

--------------------------------------------------------------------------------
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED
                                 (IN THOUSANDS)
--------------------------------------------------------------------------------

have a significant effect on the amounts reported for the health care plans. During 2000, the Company amended its postretiree health plans to change the level of certain benefits, which reduced the benefit obligation as of December 31, 2000.

The contributions made and the benefits paid from the plans were:

                                            PENSION BENEFITS    OTHER BENEFITS
                                            ----------------   -----------------
                                              2000     1999     2000      1999
                                            -------  -------   -------   -------
     Benefit cost (savings) recognized in
        consolidated income statement       $ 4,865  $ 5,072  $  (823)  $ 1,140

     Employer contribution                    1,781    1,741    1,543     1,493
     Plan participants' contribution              -        -        -         -
     Benefits paid                            3,727    3,593    1,543     1,493

The Company maintains four defined contribution pension plans for substantially all of its employees and full-time agents. For two plans, designated contributions of up to 6% or 8% of annual compensation are eligible to be matched by the Company. Contributions for the third plan are based on tiered earnings of full-time agents. The last plan, which covers employees of a subsidiary, are determined on a discretionary basis by the Board of Directors of that subsidiary. For the years ended December 31, 2000, 1999 and 1998, the expense recognized for these plans was $14,223, $11,192 and $9,526, respectively. The estimated fair value of the defined contribution plans' assets at December 31, 2000 and 1999 was $310,051 and $300,170, respectively.

7.  REINSURANCE:
----------------
The Company has assumed and ceded reinsurance on certain life and annuity contracts under various agreements. Reinsurance permits recovery of a portion of losses from reinsurers, although the Company remains primarily liable as the direct insurer on all risks reinsured. The Company evaluates the financial strength of potential reinsurers and continually monitors the financial condition of present reinsurers to ensure that amounts due from reinsurers are collectible. The table below highlights the amounts shown in the accompanying financial statements.

                                                              ASSUMED            CEDED TO
                                            GROSS            FROM OTHER            OTHER                  NET
                                           AMOUNT            COMPANIES           COMPANIES               AMOUNT
                                     ----------------     ---------------     ----------------      ----------------
     DECEMBER 31, 2000:
       Life Insurance in Force          $37,108,237          $   326,027          $10,108,995          $27,325,269
       Premiums                             153,853                    -               23,726              130,127
       Benefits                             442,273                7,272               39,636              409,909
       Reserves                           5,299,760                  176              243,802            5,056,134

     DECEMBER 31, 1999:
       Life Insurance in Force          $33,554,483          $   353,382          $ 8,185,527          $25,722,338
       Premiums                             149,187                6,399               16,803              138,783
       Benefits                             455,518               15,629               32,705              438,442
       Reserves                           5,446,024                  175              220,656            5,225,543

--------------------------------------------------------------------------------
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED
                                 (IN THOUSANDS)
--------------------------------------------------------------------------------

During 1998, the Company had gross premiums of $166,708, assumed premiums of $10,586 and ceded premiums of $5,940 and gross benefits of $457,239, assumed benefits of $15,710 and ceded benefits of $17,913. Reinsurance receivables with a carrying value of $223,386 and $205,559 were associated with a single reinsurer at December 31, 2000 and 1999, respectively.

For the years ended December 31, 2000 and 1999, the above numbers include premiums from discontinued operations of $969 and $8,267, respectively, and benefits from discontinued operations of $702 and $8,651, respectively.

During 1999, the Company decided to exit the Disability Income (DI) line of business and entered into an indemnity reinsurance agreement with Christian Mutual Life Insurance Company and ACE Bermuda LTD. (the Reinsurers) to cede all of its remaining risk associated with this line. Under the agreement, effective July 1, 1999, the Company agreed to transfer assets with a fair market value of $167,750 to reinsure net liabilities of $139,889. The Company recognized a pre-tax loss of $37,661 on this transaction, including costs of sale. Under the agreement, 95% of the assets and liabilities were transferred to the Reinsurers effective July 1, 1999, and the assets were placed in a trust which names the Company as the beneficiary. As of December 31, 2000 and 1999, the Company had a reinsurance recoverable from the Reinsurers of $155,428 and $141,707, respectively, which was secured by investment grade securities with a market value of $159,915 and $155,046 held in trust. The remaining 5% of the related assets are being held in an escrow account under the Company's control. Accordingly, reserves for payment of future policy benefits at December 31, 2000 and 1999 include $8,180 and $7,458, respectively related to the remaining 5% of the business.

As this transaction represented the disposal of a segment of business, the Company modified the presentation in the accompanying income statements to separate the results of operations attributable to this business. Revenue from discontinued operations for the years ended December 31, 2000, 1999 and 1998 were $1,809, $16,855 and $28,854, respectively.


8. COMMITMENTS AND CONTINGENCIES:
--------------------------------
The Company and its subsidiaries are involved in various pending or threatened legal and/or regulatory proceedings arising from the conduct of its business. Most of these proceedings are routine in the ordinary course of business, although some involve extra-contractual damages in addition to other damages. In addition, the regulators within the insurance and brokerage industries continue to focus on market conduct and compliance issues. The Company monitors sales materials and compliance procedures and makes extensive efforts to minimize any potential liabilities in this area. Insurance companies are also subject to assessments, up to statutory limits, by state guaranty funds for losses of policyholders of insolvent insurance companies. In the opinion of management, after consultation with legal counsel and a review of available facts, the outcome of the proceedings and assessments are not likely to have a material adverse effect on the financial position of the Company.

During 2000, the Reinsurers associated with the disposition of the DI line of business failed to perform their obligations required under the reinsurance agreement and notified the Company of their desire to rescind the agreement. The Company has demanded arbitration of the rescission issue and is seeking rulings in arbitration that the Reinsurers are not entitled to rescission. The arbitration proceedings are at an early stage; however, based on the information currently available, management is not aware of any facts that would support the rescission remedy sought by the Reinsurers. In addition, the Reinsurers' obligations were secured with assets deposited into trust at closing. Because the Company has access to those assets as a resource with which to pay claims, management does not expect that the Reinsurers' failure to perform is likely to have a material adverse effect on the overall financial position of the Company.

--------------------------------------------------------------------------------
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED
                                 (IN THOUSANDS)
--------------------------------------------------------------------------------

The Company, in the ordinary course of business, extends commitments relating to its investment activities. As of December 31, 2000, the Company had outstanding commitments totaling $81,520 relating to these investment activities. The fair value of these commitments approximates the face amount.

9. STATUTORY  INFORMATION:
--------------------------
State insurance regulatory authorities prescribe or permit statutory accounting practices for calculating net income and capital and surplus which differ in certain respects from generally accepted accounting principles (GAAP). The significant differences relate to deferred acquisition costs, which are charged to expenses as incurred; federal income taxes, which reflect amounts that are currently taxable; and benefit reserves, which are determined using prescribed mortality, morbidity and interest assumptions, and which, when considered in light of the assets supporting these reserves, adequately provide for obligations under policies and contracts. In addition, the recording of impairments in the value of investments generally lags recognition under GAAP.

The combined insurance companies' statutory capital and surplus at December 31, 2000 and 1999 was $680,308 and $558,700, respectively. The combined insurance companies' net income, determined in accordance with statutory accounting practices, for the years ended December 31, 2000, 1999 and 1998, was $122,792, $76,680 and $83,676, respectively.

The National Association of Insurance Commissioners has released a revised comprehensive guide to Statutory Accounting Principles, the Accounting Practices and Procedures Manual - version effective January 1, 2001, (referred to as Codification) to provide a consistent basis of statutory accounting effective for years ending December 31, 2001. The domiciliary states of the Company and its insurance subsidiary have adopted the provisions of the revised manual. The revised manual has changed, to some extent, prescribed statutory accounting practices and will result in changes to the accounting practices that the Company and its insurance subsidiary use to prepare statutory-based financial statements. The Company does not expect the adoption of the provisions of the revised manual to have a material effect on its statutory capital and surplus.

REPORT OF INDEPENDENT AUDITORS


The Board of Trustees
The Penn Mutual Life Insurance Company
Philadelphia, Pennsylvania

We have audited the accompanying consolidated balance sheets of The Penn Mutual Life Insurance Company and subsidiaries as of December 31, 2000 and 1999, and the related consolidated income statements, statements of changes in equity, and statements of cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Penn Mutual Life Insurance Company and subsidiaries as of December 31, 2000 and 1999, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States.


                                                          /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
January 29, 2001

APPENDIX A

                 MORTALITY AND EXPENSE RISK FACE AMOUNT CHARGES
             CURRENT MONTHLY RATES PER $1,000 OF INITIAL FACE AMOUNT

-------------------------------------------------------------------------------------------------------------------
              AVERAGE ISSUE AGE OF INSUREDS                                         sRATE
-------------------------------------------------------------------------------------------------------------------
                            20                                                      0.04
-------------------------------------------------------------------------------------------------------------------
                            25                                                      0.05
-------------------------------------------------------------------------------------------------------------------
                            30                                                      0.07
-------------------------------------------------------------------------------------------------------------------
                            35                                                      0.09
-------------------------------------------------------------------------------------------------------------------
                            40                                                      0.11
-------------------------------------------------------------------------------------------------------------------
                            45                                                      0.13
-------------------------------------------------------------------------------------------------------------------
                            50                                                      0.16
-------------------------------------------------------------------------------------------------------------------
                            55                                                      0.18
-------------------------------------------------------------------------------------------------------------------
                            60                                                      0.20
-------------------------------------------------------------------------------------------------------------------
                            65                                                      0.22
-------------------------------------------------------------------------------------------------------------------
                            70                                                      0.24
-------------------------------------------------------------------------------------------------------------------
                            75                                                      0.26
-------------------------------------------------------------------------------------------------------------------
                            80                                                      0.28
-------------------------------------------------------------------------------------------------------------------
                            83                                                      0.29
-------------------------------------------------------------------------------------------------------------------

                 MORTALITY AND EXPENSE RISK FACE AMOUNT CHARGES
           GUARANTEED MONTHLY RATES PER $1,000 OF INITIAL FACE AMOUNT

-------------------------------------------------------------------------------------------------------------------
               AVERAGE ISSUE AGE OF INSUREDS                                        RATE
-------------------------------------------------------------------------------------------------------------------
                            20                                                      0.14
-------------------------------------------------------------------------------------------------------------------
                            25                                                      0.15
-------------------------------------------------------------------------------------------------------------------
                            30                                                      0.17
-------------------------------------------------------------------------------------------------------------------
                            35                                                      0.19
-------------------------------------------------------------------------------------------------------------------
                            40                                                      0.21
-------------------------------------------------------------------------------------------------------------------
                            45                                                      0.23
-------------------------------------------------------------------------------------------------------------------
                            50                                                      0.26
-------------------------------------------------------------------------------------------------------------------
                            55                                                      0.28
-------------------------------------------------------------------------------------------------------------------
                            60                                                      0.30
-------------------------------------------------------------------------------------------------------------------
                            65                                                      0.32
-------------------------------------------------------------------------------------------------------------------
                            70                                                      0.34
-------------------------------------------------------------------------------------------------------------------
                            75                                                      0.36
-------------------------------------------------------------------------------------------------------------------
                            80                                                      0.38
-------------------------------------------------------------------------------------------------------------------
                            83                                                      0.39
-------------------------------------------------------------------------------------------------------------------

Representative figures shown. For issue ages not listed, please ask your registered representative.

APPENDIX B

                 MORTALITY AND EXPENSE RISK FACE AMOUNT CHARGES
           GUARANTEED MONTHLY RATES PER $1,000 OF INITIAL FACE AMOUNT
                        SUPPLEMENTAL TERM INSURANCE RIDER

-------------------------------------------------------------------------------------------------------------------
              AVERAGE ISSUE AGE OF INSUREDS                                         RATE
-------------------------------------------------------------------------------------------------------------------
                            20                                                      0.19
-------------------------------------------------------------------------------------------------------------------
                            25                                                      0.20
-------------------------------------------------------------------------------------------------------------------
                            30                                                      0.22
-------------------------------------------------------------------------------------------------------------------
                            35                                                      0.24
-------------------------------------------------------------------------------------------------------------------
                            40                                                      0.26
-------------------------------------------------------------------------------------------------------------------
                            45                                                      0.28
-------------------------------------------------------------------------------------------------------------------
                            50                                                      0.31
-------------------------------------------------------------------------------------------------------------------
                            55                                                      0.33
-------------------------------------------------------------------------------------------------------------------
                            60                                                      0.35
-------------------------------------------------------------------------------------------------------------------
                            65                                                      0.37
-------------------------------------------------------------------------------------------------------------------
                            70                                                      0.39
-------------------------------------------------------------------------------------------------------------------
                            75                                                      0.41
-------------------------------------------------------------------------------------------------------------------
                            80                                                      0.43
-------------------------------------------------------------------------------------------------------------------
                            83                                                      0.44
-------------------------------------------------------------------------------------------------------------------

Representative figures shown. For issue ages not listed, please ask you registered representative.

APPENDIX C


           SAMPLE APPLICABLE PERCENTAGES UNDER THE GUIDELINE PREMIUM/
                            CASH VALUE CORRIDOR TEST

  ATTAINED               ATTAINED              ATTAINED               ATTAINED                  ATTAINED
  AGE OF                 AGE OF                AGE OF                 AGE OF                    AGE OF
  YOUNGER                YOUNGER               YOUNGER                YOUNGER                   YOUNGER
  INSURED        %       INSURED      %        INSURED      %         INSURED          %        INSURED      %
  -------        -       -------      -        -------      -         -------          -        -------      -
    0-40        250%        51       178%        62        126%          73           109%        84        105%
     41         243%        52       171%        63        124%          74           107%        85        105%
     42         236%        53       164%        64        122%          75           105%        86        105%
     43         229%        54       157%        65        120%          76           105%        87        105%
     44         222%        55       150%        66        119%          77           105%        88        105%
     45         215%        56       146%        67        118%          78           105%        89        105%
     46         209%        57       142%        68        117%          79           105%        90        105%
     47         203%        58       138%        69        116%          80           105%        91        104%
     48         197%        59       134%        70        115%          81           105%        92        103%
     49         191%        60       130%        71        113%          82           105%        93        102%
     50         185%        61       128%        72        111%          83           105%       94-99      101%

APPENDIX D

      SAMPLE APPLICABLE PERCENTAGES UNDER THE CASH VALUE ACCUMULATION TEST

                                MALE NON-TOBACCO

   ATTAINED                 ATTAINED               ATTAINED               ATTAINED                ATTAINED
     AGE          %           AGE         %          AGE          %         AGE          %          AGE         %
     ---          -           ---         -          ---          -         ---          -          ---         -
    0-19         N/A          36       417.61%       53       240.32%       69       156.24%        85       119.81%
     20        699.48%        37       403.76%       54       233.12%       70       152.83%        86       118.55%
     21        679.26%        38       390.40%       55       226.22%       71       149.57%        87       117.38%
     22        659.36%        39       377.52%       56       219.61%       72       146.49%        88       116.28%
     23        639.73%        40       365.11%       57       213.30%       73       143.58%        89       115.23%
     24        620.39%        41       353.15%       58       207.25%       74       140.85%        90       114.21%
     25        601.33%        42       341.65%       59       201.45%       75       138.30%        91       113.20%
     26        582.53%        43       330.57%       60       195.91%       76       135.91%        92       112.17%
     27        564.06%        44       319.91%       61       190.60%       77       133.67%        93       111.08%
     28        545.97%        45       309.63%       62       185.53%       78       131.57%        94       109.92%
     29        528.29%        46       299.75%       63       180.70%       79       129.58%        95       108.65%
     30        511.04%        47       290.24%       64       176.09%       80       127.70%        96       107.27%
     31        494.24%        48       281.10%       65       171.71%       81       125.91%        97       105.80%
     32        477.93%        49       272.29%       66       167.55%       82       124.22%        98       104.25%
     33        462.11%        50       263.82%       67       163.60%       83       122.64%        99       102.60%
     34        446.78%        51       255.67%       68       159.83%       84       121.17%       100       100.00%
     35        431.94%        52       247.84%


                               FEMALE NON-TOBACCO

   ATTAINED                 ATTAINED               ATTAINED               ATTAINED                ATTAINED
     AGE          %           AGE         %          AGE         %          AGE         %           AGE         %
     ---          -           ---         -          ---         -          ---         -           ---         -
    0-19         N/A          36       468.31%       53       270.97%       69       171.23%        85       122.77%
     20        796.54%        37       452.83%       54       262.85%       70       166.87%        86       121.08%
     21        771.20%        38       437.93%       55       255.03%       71       162.66%        87       119.50%
     22        746.54%        39       423.58%       56       247.50%       72       158.63%        88       118.03%
     23        722.57%        40       409.78%       57       240.24%       73       154.80%        89       116.64%
     24        699.24%        41       396.51%       58       233.24%       74       151.16%        90       115.32%
     25        676.63%        42       383.77%       59       226.46%       75       147.74%        91       114.03%
     26        654.62%        43       371.51%       60       219.89%       76       144.52%        92       112.76%
     27        633.28%        44       359.71%       61       213.54%       77       141.49%        93       111.49%
     28        612.56%        45       348.34%       62       207.41%       78       138.64%        94       110.17%
     29        592.47%        46       337.38%       63       201.52%       79       135.95%        95       108.79%
     30        572.99%        47       326.82%       64       195.89%       80       133.39%        96       107.34%
     31        554.12%        48       316.63%       65       190.51%       81       130.98%        97       105.82%
     32        535.83%        49       306.81%       66       185.37%       82       128.71%        98       104.26%
     33        518.10%        50       297.34%       67       180.47%       83       126.58%        99       102.60%
     34        500.93%        51       288.22%       68       175.76%       84       124.60%       100       100.00%
     35        484.36%        52       279.43%

      SAMPLE APPLICABLE PERCENTAGES UNDER THE CASH VALUE ACCUMULATION TEST

                                  MALE TOBACCO

   ATTAINED                 ATTAINED               ATTAINED               ATTAINED                ATTAINED
     AGE          %           AGE         %          AGE         %          AGE         %           AGE         %
     ---          -           ---         -          ---         -          ---         -           ---         -
    0-19         N/A          36       342.96%       53       206.34%       69       144.93%        85       118.30%
     20        567.36%        37       331.98%       54       201.00%       70       142.45%        86       117.35%
     21        551.35%        38       321.41%       55       195.91%       71       140.09%        87       116.44%
     22        535.65%        39       311.26%       56       191.05%       72       137.84%        88       115.56%
     23        520.14%        40       301.52%       57       186.43%       73       135.71%        89       114.71%
     24        504.81%        41       292.18%       58       182.01%       74       133.71%        90       113.85%
     25        489.67%        42       283.23%       59       177.78%       75       131.84%        91       112.97%
     26        474.70%        43       274.66%       60       173.72%       76       130.10%        92       112.04%
     27        459.94%        44       266.46%       61       169.84%       77       128.48%        93       111.02%
     28        445.46%        45       258.59%       62       166.14%       78       126.96%        94       109.89%
     29        431.30%        46       251.07%       63       162.61%       79       125.52%        95       108.65%
     30        417.48%        47       243.85%       64       159.26%       80       124.15%        96       107.27%
     31        404.05%        48       236.93%       65       156.08%       81       122.84%        97       105.80%
     32        391.02%        49       230.29%       66       153.08%       82       121.59%        98       104.25%
     33        378.39%        50       223.92%       67       150.23%       83       120.42%        99       102.60%
     34        366.17%        51       217.79%       68       147.52%       84       119.32%       100       100.00%
     35        354.36%        52       211.94%


                                 FEMALE TOBACCO

   ATTAINED                 ATTAINED               ATTAINED               ATTAINED                ATTAINED
     AGE          %           AGE         %          AGE         %          AGE         %           AGE         %
     ---          -           ---         -          ---         -          ---         -           ---         -
    0-19         N/A          36       413.45%       53       247.46%       69       163.93%        85       121.86%
     20        700.22%        37       400.10%       54       240.74%       70       160.19%        86       120.34%
     21        677.90%        38       387.29%       55       234.28%       71       156.56%        87       118.94%
     22        656.20%        39       375.01%       56       228.06%       72       153.07%        88       117.61%
     23        635.13%        40       363.24%       57       222.06%       73       149.74%        89       116.35%
     24        614.65%        41       351.98%       58       216.25%       74       146.59%        90       125.11%
     25        594.81%        42       341.22%       59       210.60%       75       143.63%        91       113.90%
     26        575.52%        43       330.93%       60       205.10%       76       140.85%        92       112.70%
     27        556.84%        44       321.06%       61       199.75%       77       138.24%        93       111.46%
     28        538.74%        45       311.58%       62       194.58%       78       135.78%        94       110.17%
     29        521.19%        46       302.46%       63       189.59%       79       133.44%        95       108.79%
     30        504.21%        47       293.69%       64       184.82%       80       131.22%        96       107.34%
     31        487.80%        48       285.25%       65       180.27%       81       129.11%        97       105.82%
     32        471.91%        49       277.11%       66       175.93%       82       127.12%        98       104.26%
     33        456.54%        50       269.27%       67       171.78%       83       125.23%        99       102.60%
     34        441.67%        51       261.73%       68       167.79%       84       123.48%       100       100.00%
     35        427.33%        52       254.46%

                                      D-2